--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Advanced Lighting Logo

                               32000 Aurora Road
                               Solon, Ohio 44139


January 3, 2000


To Our Shareholders:


     On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Shareholders Meeting to be held on Thursday, February 17, 2000, at 10:00 a.m. (E.S.T.), at KSK Color Lab (Conference Room), 32300 Aurora Road, Solon, Ohio 44139.


     The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

     In addition to the specific matters to be acted upon, there will be a report on progress of the Company and an opportunity for questions of general interest to the shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to vote, sign, date and promptly return the enclosed proxy in the envelope provided.

                                          Sincerely yours,

                                          /s/ Wayne R. Hellman

                                          Chairman of the Board

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                               32000 Aurora Road
                               Solon, Ohio 44139

                     NOTICE OF ANNUAL SHAREHOLDERS MEETING

                          TO BE HELD FEBRUARY 17, 2000


To the Shareholders of ADVANCED LIGHTING TECHNOLOGIES, INC.:


     Notice is hereby given that the Annual Shareholders Meeting of ADVANCED LIGHTING TECHNOLOGIES, INC. (the "Company") will be held on Thursday, February 17, 2000, at 10:00 a.m., Eastern Standard Time at KSK Color Lab (Conference
Room), 32300 Aurora Road, Solon, Ohio 44139, for the following purposes:


     1. To elect directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2002 Annual Meeting and until their successors have been elected and qualified.


     2. To approve issuance of certain shares which may be issued to the General Electric Company in the future under circumstances described in the accompanying proxy statement. The issuance of such shares to GE could result in GE having a majority of the voting power of the Company.


     3. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to "opt out" of the application of Ohio Control Share Acquisition Act to acquisitions of Company equity securities.


     4. To approve an Amendment to the Company's 1998 Incentive Award Plan to increase the number of shares available for grant from 1,500,000 to 2,250,000.


     5. To ratify the appointment of Grant Thornton LLP as independent auditors of the Company.

     6. To transact such other business as may properly be brought before the meeting.


     The Board of Directors has fixed the close of business on December 30, 1999 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.


     All shareholders are cordially invited to attend the Annual Meeting in person. WHETHER OR NOT YOU EXPECT TO BE PRESENT, YOU ARE REQUESTED TO VOTE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE PREPAID ENVELOPE PROVIDED. If you are present at the Annual Meeting and desire to vote in person, your proxy will not be used if you revoke your appointment of proxy so that you may vote your shares personally.

                                          By Order of the Board of Directors,

                                          /s/ Louis S. Fisi

                                          Secretary

                                          January 3, 2000


                                     NOTICE

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. EACH SHAREHOLDER IS REQUESTED TO EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY.

                               PRELIMINARY COPIES
                    PROXY MATERIALS DATED DECEMBER 16, 1999
                             SUBJECT TO COMPLETION


                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                               32000 AURORA ROAD
                               SOLON, OHIO 44139


                                PROXY STATEMENT
                          ANNUAL SHAREHOLDERS MEETING
                          TO BE HELD FEBRUARY 17, 2000



     The enclosed Proxy is solicited on behalf of the Board of Directors of ADVANCED LIGHTING TECHNOLOGIES, INC. (the "Company") for use at the Annual Shareholders Meeting ("Annual Meeting") to be held Thursday, February 17, 2000, at 10:00 a.m. Eastern Standard Time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Shareholders Meeting. The Annual Meeting will be held at KSK Color Lab (Conference Room), 32300 Aurora Road, Solon, Ohio 44139.



     The definitive proxy solicitation materials are expected to be mailed on or about January 3, 2000 to all shareholders entitled to vote at the Annual Meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

                       RECORD DATE AND SHARES OUTSTANDING


     There were 287 shareholders of record at the close of business on October 20, 1999 entitled to notice of, and to vote at, the Annual Meeting. On October 20, 1999, 20,291,766 shares of the Company's Common Stock, par value $.001 per share ("Common Stock") and 761,250 shares of the Company's Series A Preferred Stock, par value per share ("Series A Stock") were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the Common Stock and the Series A Stock will vote on all matters (other than Proposal 2, as to which the shares of Series A Stock will not be voted) as a single class, with each share of Common Stock having one vote and each share of Series A Stock having four votes (the number of votes equal to the number of shares of Common Stock into which each share of Series A Stock may be initially converted). The maximum aggregate votes eligible to be cast at the annual meeting, as of October 20, 1999, was 23,336,766 (except with respect to Proposal 2, where the vote will be determined by the majority of the shares of Common Stock present and voting at the meeting).


                            REVOCABILITY OF PROXIES

     Ohio General Corporation Law provides that any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company or any of the Persons named as Proxies, a written notice of revocation or a duly-executed proxy bearing a later date than the date of the proxy being revoked or by attending the Annual Meeting and revoking their proxy and voting in person.

                            VOTING AND SOLICITATION


     Every shareholder voting for the election of directors is entitled to one vote for each share of Common Stock held and four votes for each share of Series A Stock held. Shareholders do not have the right to cumulate their votes in the election of directors. On all other matters each share of Common Stock is likewise entitled to one vote, and each share of Series A Stock is likewise entitled to four votes, on each proposal or item that comes before the Annual Meeting. The shares of Series A Stock will be excluded in the calculation of votes cast with respect to Proposal 2.


     The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude abstentions and broker non-votes from the determination of votes cast with respect to any proposal for which authorization to vote was withheld. In all cases, other than Proposal 3, the number of votes required for approval is determined by the votes cast. The presence of the holders of a majority of the total issued and outstanding shares of Common Stock and Series A Stock in person or represented by duly executed proxies at the Annual Meeting shall constitute a quorum for the transaction of business. The shares of Series A Stock will be excluded in the calculation of votes cast with respect to Proposal 2. The vote required for passage of each proposal is set forth in the discussion of the separate proposals.


     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain Company directors, officers, and employees, without additional compensation.

     The Board does not know of any other business to be presented for consideration at the annual meeting. If any other business properly comes before the annual meeting or any adjournments thereof, the proxies will be voted on such matters in the discretion of the proxy holders.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS


     The Board of Directors has fixed the number of directors at ten. Messrs. Susumu Harada, John R. Buerkle, and A Gordon Tunstall are currently directors whose terms expire at the Annual Meeting. Each has been nominated for election at the Annual Meeting as a director for a term expiring at the 2002 annual meeting, or until their successors are duly elected and qualified. The persons named in the accompanying proxy will vote for Messrs. Buerkle, Harada and Tunstall to serve as directors for such term. Although it is not presently contemplated that any nominee will decline or be unable to serve as a director, in either such event, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors. The Board of Directors currently has two vacancies, one for a term expiring in 2001 and one for a term expiring in 2002. Pursuant to the terms of the Stock Purchase Agreement relating to the General Electric Company ("GE") investment, attached as Annex A to this Proxy Statement, the Company is required to fill the vacancies from a list of five GE nominees who are not affiliates of GE. The Company has received a list of prospective candidates from GE. The Company anticipates that it will be able to interview and make a selection from these candidates and include biographical and other required information about the selected candidates in the definitive proxy materials.


                                    NOMINEES

     The following table sets forth certain information regarding each of the three nominees of the Board of Directors for election as a director for the term expiring in 2002.

      NAME         AGE   POSITION  DIRECTORS' TERM EXPIRES
      ----         ---   --------  -----------------------
Susumu Harada      48    Director           1999
John R. Buerkle    51    Director           1999
A Gordon Tunstall  55    Director           1999

     The three persons receiving the greatest number of votes shall be elected directors. The Board of Directors recommends a vote "FOR" the three nominees as directors of the Company.

                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding each of the five directors whose terms expire in 2000 and 2001, as well as the Company's other executive officer:


      NAME        AGE                 POSITION                DIRECTORS' TERM EXPIRES
      ----        ---                 --------                -----------------------
Wayne R. Hellman  53    Chief Executive Officer and Chairman          2001
                        of the Board of Directors
Alan J. Ruud      52    Vice Chairman, President, Chief               2000
                        Operating Officer and Director
Louis S. Fisi     64    Executive Vice President, Secretary           2000
                        and Director
Francis H. Beam   63    Director                                      2000
Theodore A.       60    Director                                      2001
  Filson
Nicholas R.       53    Chief Financial Officer, Vice
  Sucic                 President & Treasurer*


---------------

* Executive officer only; not a director.

     Wayne R. Hellman has served as the chief executive and a director of the Company since 1995 and as chief executive or other senior officer of each of the Company's predecessor companies since 1983. From 1968 to 1983 he was employed by the lighting division of General Electric Company. While at General Electric, Mr. Hellman served as Manager of Strategy Analysis for the Lighting Business Group; Manager of Engineering for the Photo Lamp Department; Halarc Project Venture Manager; Manager of Quartz Halogen Engineering and Manager of Metal Halide Engineering. As the Halarc Project Venture Capital Manager, he was given the responsibility of developing metal halide technology. Mr. Hellman is also currently a director of Fiberstars, Inc., a manufacturer and marketer of fiber optic lighting systems. The Company owns approximately 26% of the issued and outstanding shares of Fiberstars, Inc. In 1998, Mr. Hellman married Diane Mazzola who is Mr. Fisi's step-daughter.

     Alan J. Ruud founded Ruud Lighting, Inc. in December of 1982 and has served as its chairman of the board and chief executive officer since that time. The Company acquired Ruud Lighting on January 2, 1998. At that time, Mr. Ruud was appointed to the Company's board. He currently serves as vice-chairman and a member of the Executive Committee. In June 1999, Mr. Ruud was appointed to the additional position of President and Chief Operating Officer of the Company. Mr. Ruud founded SCI. Lighting, an HID lighting manufacturer, in 1973, which was sold to McGraw Edison in 1978. Mr. Ruud managed SPI Lighting until 1982. From 1969 through 1979, Mr. Ruud also ran a consulting and lighting engineering group in Milwaukee, Wisconsin. Mr. Ruud is also currently a director of Fiberstars, Inc.

     Louis S. Fisi has served as the executive vice president and a director of the Company since 1995. He has also served as chief financial officer of the Company from 1995 to November 1996 and chief financial officer of one or more of the Company's predecessors from 1985 to November 1996, and assisted Mr. Hellman in the founding of the predecessors. From 1976 to 1985, Mr. Fisi was employed in executive and financial capacities by the Smithers Company, an international industrial company. From 1967 to 1976, he was employed as a certified public accountant by an international accounting and consulting firm currently known as Ernst & Young LLP.


     Francis H. Beam has served as a director of the Company since 1995. From 1988 to 1999, Mr. Beam served as President of Pepper Capital Corp., a venture capital firm which he formed. Mr. Beam is retiring from Pepper Capital effective at the end of 1999. Mr. Beam is also a director of The Lamson & Sessions Co., a manufacturer of thermoplastic conduit and pipe, enclosures, wiring devices and accessories. From 1959 to 1988 he was employed by Ernst &Young LLP (and its predecessors). Beginning in 1967 he held various partnership positions with that firm until his retirement in 1988 as Vice Chairman and Regional Managing Partner.

     John R. Buerkle was appointed as a director of the Company in January 1998. Mr. Buerkle was named President -- Asia-Pacific, of S.C. Johnson & Son, Inc., a worldwide manufacturer and marketer of consumer household products, in April 1995. From 1982 to 1995, Mr. Buerkle held positions for business and product development in Latin America and has held other managerial positions with S.C. Johnson since 1972. Mr. Buerkle is also currently a director of Alloyd Company, Inc., a privately-held leading manufacturer of plastic packaging and packaging equipment.


     Theodore A. Filson has been a director of the Company since 1995. Mr. Filson has served as an independent consultant to the lighting industry since 1994. From 1986 to 1994 he was employed as president and chief executive officer of Advance Transformer, Inc., the largest manufacturer of lighting system power supplies in the world.

     Susumu Harada has served as a director of the Company since January 1996. Mr. Harada is the chief executive officer of the following Japanese companies:
Koto Electric, Koto Bunkogen, Iwaki Cristal and Wakoh Corporation. Mr. Harada is also the chief executive of Venture Lighting, Japan ("Venture Japan"), formerly, Koto Luminous, which is a Japanese distribution and manufacturing joint venture in which the Company owns an equity interest consisting of preferred stock. The product lines of these companies include specialty lamps, hermetic seals for quartz crystal and optical semiconductors, and digital display lamps. In 1981, Mr. Harada joined Koto as the Overseas and Domestic Sales and Planning Manager. He held a number of positions with Koto before he assumed his current position as chief executive officer in 1992.


     A Gordon Tunstall has served as a director of the Company since June 1996. He is the founder of, and for more than 18 years has served as President of Tunstall Consulting, Inc., a provider of strategic consulting and financial planning services. Mr. Tunstall is also currently a director of Romac International, Inc., a professional and technical placement firm; Orthodontic Centers of America, Inc., a manager of orthodontic practices; Discount Auto Parts, Inc., a retail chain of automotive after market parts stores; and Horizon Medical Products, a medical device manufacturer and distributor.


     Nicholas R. Sucic joined the Company in 1996 as Special Assistant to the Chairman. He was appointed chief financial officer and treasurer in November 1996 and became Vice President in April 1997. He is a certified public accountant. From 1989 to 1996, he was employed by The Prudential Investment Corporation ("The Prudential") having served as chief financial officer and comptroller for various institutional investment units. Prior to joining The Prudential, Mr. Sucic was a partner with Ernst & Young LLP, having been associated with that firm since 1970.

                     COMPOSITION OF THE BOARD OF DIRECTORS

     Pursuant to the terms of the Company's Articles of Incorporation and Code of Regulations (By-Laws), the Board of Directors has the power to change the number of directors by resolution. The number of directors is currently set at ten members. The directors are divided into three classes. Each director in a particular class is elected to serve a three-year term or until his or her successor is duly elected and qualified. The classes are staggered so that their terms expire in successive years resulting in the election of only one class of directors each year.

                         BOARD MEETINGS AND COMMITTEES

     Mr. Hellman serves as Chairman of the Board of Directors of the Company. The Board of Directors held a total of four regular and four special meetings during the fiscal year ended June 30, 1999. Other than Mr. Harada, all of the current directors attended 75% or more of the regular and special meetings of the Board of Directors and committees of the Board, if any, upon which such directors served. Mr. Harada did not attend any of the special meetings of the Board of Directors.

     During fiscal 1999, the Executive Committee consisted of Mr. Hellman, Mr. Fisi, and Mr. Ruud. The Executive Committee is authorized to exercise all of the powers of the Board of Directors except the powers to declare dividends and issue shares of Common Stock in excess of 50,000 shares or rights to acquire such

Common Stock. The Executive Committee is empowered to act during the interim periods between meetings of the Board of Directors.

     During fiscal 1999, the Audit Committee, consisting of Mr. Beam, Mr. Tunstall and Mr. Filson, held six meetings. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and nonaudit fees, and reviews the adequacy of the Company's internal accounting controls.

     During fiscal 1999, the Compensation Committee, consisting of Mr. Buerkle, Mr. Harada and Mr. Filson, held three meetings. The Compensation Committee determines the compensation of the Company's executive officers. Its report is included below at "COMPENSATION -- Report on Executive Compensation by the Compensation Committee."

     During fiscal 1999, the Incentive Award Plan Committee, consisting of Messrs. Hellman, Fisi and Tunstall, held one meeting. On October 6, 1999 the Board of Directors determined that, instead of two committees, the Compensation Committee shall also serve as the Incentive Award Plan Committee. The Incentive Award Plan Committee administers the 1995 Incentive Award Plan, the 1997 Billion Dollar Market Capitalization Incentive Award Plan, and the 1998 Incentive Award Plan. This committee will make all determinations as to future grants of stock and stock options under these plans. Awards under the Billion Dollar Market Capitalization Incentive Award Plan and the 1998 Incentive Award Plan to members of the Incentive Award Plan Committee are subject to approval by the entire Board of Directors.

     During fiscal 1999, the Company had no Nominating Committee and the entire Board considers candidates for directors.

                      CERTAIN HOLDERS OF VOTING SECURITIES


     The following table sets forth information regarding the ownership of the Company's Common Stock as of December 1, 1999, by each of the directors and executive officers of the Company, by each person or group known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, and by all directors and executive officers of the Company as a group.



                                                          SHARES BENEFICIALLY OWNED(2)
                                                       ----------------------------------
                                                                                 PERCENT
                                                                    PERCENT     OF VOTING
                 NAME AND ADDRESS(1)                    NUMBER      OF CLASS      POWER
                 -------------------                    ------      --------    ---------
Wayne R. Hellman(3)..................................  3,968,745(7)  19.5%        16.3%
Alan J. Ruud(4)......................................  3,647,134(7)  18.0%        15.0%
Louis S. Fisi(5).....................................    297,038(7)   1.5%         1.2%
Nicholas R. Sucic....................................     17,741(7)      *            *
Francis H. Beam......................................     42,554         *            *
John R. Buerkle......................................     16,750         *            *
Theodore A. Filson...................................     43,000         *            *
Susumu Harada(6).....................................    157,368         *            *
A Gordon Tunstall....................................     15,000         *            *
All Directors and Executive Officers as a Group
  (3)(4)(5)
  (9 Persons)........................................  8,205,330(7)  40.2%        33.6%
General Electric Company (8).........................  4,580,887     18.8%        18.8%
Wellington Management Company (9)....................  1,518,000      7.5%         6.2%
Brown Investment Advisory & Trust Company/ Brown
  Advisory Incorporated (10).........................  1,365,117      6.7%         5.6%


---------------

*  Less than one percent


 (1) The business address of each of Messrs. Hellman, Fisi, Sucic, Beam, Buerkle and Filson is 32000 Aurora Road, Solon, Ohio 44139. The business addresses of Messrs. Ruud, Harada and Tunstall are: Mr. Ruud -- Ruud Lighting, Inc., 9201 Washington Avenue, Racine, Wisconsin 53406; Mr. Harada -- Koto Electric Co., Ltd., Bunmeido Bldg., 7th Floor, 3-16-5, Taito, Taito-Ku, Tokyo 110, Japan; and Mr. Tunstall -- Tunstall Consulting, Inc., 13153 North Dale Mabry, Suite 200, Tampa, Florida, 33618. The business address of General Electric Company is 3135 Easton Turnpike, Fairfield, CT 06431. The business address of Wellington Management Company is 75 State Street, Boston, MA 02109. The business address of Brown Investment Advisory & Trust Company/Brown Advisory Incorporated is 19 South Street, Baltimore, MD 21202.



 (2) Shares beneficially owned include the following shares which may be acquired within 60 days of the date of this proxy by exercise of options granted pursuant to the incentive award plans: Mr. Beam -- 15,000 shares; Mr. Filson -- 33,000 shares; Mr. Buerkle -- 3,750 shares; Mr.
     Harada -- 9,600 shares; Mr. Tunstall -- 15,000 shares; Mr. Sucic -- 14,250 shares. Shares beneficially owned by General Electric Company include 3,045,000 shares of Common Stock which may be acquired by General Electric Company at any time upon conversion of the Series A Stock and 1,000,000 shares of Common Stock subject to a warrant which is exercisable at any time. Percentage ownership is calculated on the basis of shares outstanding, plus shares which may be acquired within 60 days of the date of the proxy upon exercise or conversion by the named holder of options, warrants and Series A Stock. Percentage voting power is calculated on the same basis as percentage ownership, except the calculation includes for all holders the voting power of the Series A Stock and the shares issuable upon exercise by GE of the warrant. For purposes of these preliminary proxy materials, percentage ownership and voting power are based on 20,291,766 shares of Common Stock outstanding as of October 20, 1999.


 (3) Includes 1,928,070 shares owned by Mr. Hellman individually; 125,000 shares owned by a limited liability company ("Hellman Ltd.") of which Mr. Hellman is the manager and as to which Mr. Hellman has sole voting and investment power; 50,000 shares owned by a private charitable foundation established by Mr. Hellman and as to which Mr. Hellman has sole voting and investment power; 70,414 shares beneficially owned by certain shareholders of the Company held under a voting trust which expires in 2005 (the "Trust") and 1,758,984 shares formerly subject to the Trust as to which Mr. Hellman holds an irrevocable proxy under similar terms. These shares, totaling 1,829,398, are referred to herein as the "Trust Shares." The Trust Shares include all shares individually owned by Mr. Louis S. Fisi, Mr. Robert S. Roller, and Mr. Juris Sulcs, Ms. Christine Hellman and Ms. Lisa Hellman, the estate of James Sarver, and trusts for the benefit of Mr. Roller's children. The Trust Shares also include shares owned by Mr. Brian Hellman. Pursuant to the terms of the Trust and the irrevocable proxies, Mr. Wayne Hellman is empowered to vote the Trust Shares for all purposes at his sole discretion, but is not provided with investment power with respect to the Trust Shares. Beneficial owners of the Trust Shares may remove the shares from the Trust or release the shares from the irrevocable proxy, as the case may be, to effect a bona fide sale free of the restrictions of the Trust. All share distributions on account of the Trust Shares become subject to the Trust, and all cash and other nonshare distributions on account of the Trust Shares are to be paid over to the grantors of the Trust. The expiration of the Trust may be accelerated under certain circumstances. Mr. Hellman does not receive any compensation for serving as voting trustee of the Trust. Mr. Hellman has granted to GE irrevocable proxies with respect to shares owned by him individually and by Hellman, Ltd. and with respect to the Trust Shares. The proxies will be effective only under certain circumstances. See "GE Transaction." Also includes shares beneficially owned by Mr. Hellman's wife as to which Mr. Hellman disclaims beneficial ownership, consisting of 26,004 shares owned and 10,000 shares subject to options exercisable within 60 days of the date of this proxy.


 (4) Mr. Ruud has the sole power to vote 3,647,134 shares of Common Stock of which 1,497,143 shares of Common Stock are subject to the terms of a voting trust agreement dated January 2, 1998 (the "Voting Trust") or an irrevocable proxy similar to the irrevocable proxies held by Mr. Hellman, discussed above (collectively, the "Voting Trust Shares"), and the sole power to dispose of 2,149,991 shares of Common Stock. The purpose of the Voting Trust Agreement and proxies is to provide Mr. Ruud with the power to vote all of the 1,497,143 shares of Common Stock held by the signatories to the Voting Trust Agreement. The Voting Trust Shares include all shares individually owned by Messrs. Donald Wandler, Theodore O. Sokoly, Christopher A. Ruud, and Ms. Cynthia A. Johnson. Mr. Ruud has granted to GE proxies with respect to shares owned by him individually and with respect to the Voting Trust Shares. These proxies will be effective only under certain circumstances. See "GE Transaction."


 (5) All individually owned shares are Trust Shares subject to voting control by Mr. Hellman.

 (6) Includes 142,268 shares owned by Venture Lighting, Japan, of which Mr. Harada is chief executive officer. Mr. Harada disclaims beneficial ownership of these shares.

 (7) Includes 1,889 shares purchased via the Employee Stock Purchase Plan by Mr. Sucic and 273, 121, 134 and 102 shares purchased via the Company 401(k) plan for Messrs. Hellman, Fisi, Ruud and Sucic respectively.

 (8) Includes 535,887 shares of Common Stock held by General Electric Company, 3,045,000 shares issuable upon conversion of the Series A Stock held by General Electric and 1,000,000 shares issuable upon exercise of a currently exercisable warrant held by General Electric. General Electric owns 100% of the issued and outstanding shares of Series A Stock.

 (9) Information obtained from Schedule 13G filed by the shareholder. Includes 817,000 shares as to which Wellington has shared voting power and 1,518,000 shares as to which Wellington has shared dispositive power.

(10) Information obtained from Schedule 13G filed by the shareholder. Includes 288,786 shares as to which BIATC has sole voting power and 1,330,017 shares as to which BIATC has sole voting power and 323,886 shares as to which BIATC has sole dispositive power and 1,365,117 shares as to which BIATC has sole dispositive power.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following tables set forth certain information with respect to all compensation paid or earned for services rendered to the Company in all capacities for the fiscal years ending June 30, 1999, June 30, 1998 and June 30,1997 by the Company's Executive Officers. No Executive Officer of the Company received restricted stock awards, grants of options or long-term incentive plan awards or payouts for the fiscal year ending June 30, 1999. The Company has not granted any stock appreciation rights. The Company has no defined benefit employee pension plan.

                           SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION
                                         ----------------------------------------------------
                                                                                 OTHER ANNUAL
                                                    SALARY          BONUS        COMPENSATION
      NAME AND PRINCIPAL POSITION        YEAR        ($)             ($)             ($)
      ---------------------------        ----       ------          -----        ------------
Wayne R. Hellman                         1999      $200,000(1)     $    -0-        $    -0-(4)
  Chief Executive Officer                1998      $200,000(1)     $    -0-        $ 33,882(2)
                                         1997      $195,000(1)     $    -0-        $ 33,110(2)
Alan J. Ruud(3)                          1999      $192,500(1)     $    -0-        $    -0-(4)
  Vice-Chairman, President               1998      $ 92,500(1)     $    -0-        $    -0-(4)
  Chief Operating Officer
Louis S. Fisi                            1999      $175,000        $    -0-        $ 19,729(2)
  Executive Vice                         1998      $175,000        $    -0-        $    -0-(4)
  President/Secretary                    1997      $165,000        $    -0-        $    -0-(4)
Nicholas R. Sucic                        1999      $175,000(1)     $    -0-        $    -0-(4)
  Chief Financial Officer                1998      $175,000(1)     $    -0-        $    -0-(4)
  Vice President/Treasurer               1997      $130,000(1)     $ 50,000        $    -0-(4)

                                                  LONG-TERM COMPENSATION
                                          ---------------------------------------
                                                    AWARDS                PAYOUTS
                                          ---------------------------------------
                                          RESTRICTED      SECURITIES
                                            STOCK         UNDERLYING       LTIP         ALL OTHER
                                           AWARD(S)        OPTIONS        PAYOUTS      COMPENSATION
 NAME AND PRINCIPAL POSITION    YEAR         ($)             (#)            ($)            ($)
 ---------------------------    ----      ----------      ----------      -------      ------------
Wayne R. Hellman                1999          $--               --          $--          $233,764(5)
  Chief Executive Officer       1998          --                --          --           $114,897(5)
                                1997          --                --          --           $114,897(5)
Alan J. Ruud(3)                 1999          --                --          --           $  5,065(5)
  Vice-Chairman, President      1998          --                --          --           $    -0-
  Chief Operating Officer
Louis S. Fisi                   1999          --                --          --           $235,048(5)
  Executive Vice                1998          --                --          --           $181,454(5)
  President/Secretary           1997          --                --          --           $168,092(5)
Nicholas R. Sucic               1999          --                --          --           $ 26,894(5)
  Chief Financial Officer       1998          --                --          --           $ 12,700(5)
  Vice President/Treasurer      1997          --            50,000          --           $ 12,700(5)

---------------

(1) Mr. Hellman, Mr. Ruud and Mr. Sucic are each parties to Employment Agreements with the Company. The Employment Agreement of Mr. Hellman had an initial term expiring December 31, 1998. In fiscal 1998, Mr. Hellman's Employment Agreement was extended through December 31, 2003. Mr. Ruud and Mr. Sucic are parties to similar Employment Agreements with the Company: Mr. Ruud's having an initial term expiring January 1, 2001; Mr. Sucic's having an initial term expiring on February 11, 2001. Through these Employment Agreements, Mr. Hellman, Mr. Ruud and Mr. Sucic are entitled to receive annual base compensation of $195,000, $185,000, and $175,000, respectively. In addition, Mr. Hellman, Mr. Ruud and Mr. Sucic will each be entitled to receive a bonus in amounts determined by the Compensation Committee. These Employment
     Agreements provide for annual increases in annual base compensation in amounts determined by the Compensation Committee during the term of these Employment Agreements. For fiscal 1999, Messrs. Hellman, Ruud, Fisi and Sucic received annual base compensation of $200,000, $192,500, $175,000 and $175,000, respectively. The Compensation Committee has not yet determined whether there will be an increase in compensation for Messrs. Hellman, Ruud, and Sucic in fiscal 2000. Mr. Fisi is retiring as an officer of the Company on December 31, 1999. Under the Employment Agreements, Mr. Hellman, Mr. Ruud and Mr. Sucic participate in Company sponsored life, health, and disability insurance coverage. Also includes compensation deferred pursuant to the Company's 401(k) deferred compensation plan.


(2) Perquisites provided to Mr. Hellman included club dues ($21,600 in fiscal 1998 and $20,785 in fiscal 1997) and automobile use and insurance ($9,771 in fiscal 1998 and $9,780 in fiscal 1997). Perquisites provided to Mr. Fisi included club dues ($7,854) and automobile use and insurance ($11,875).

(3) Mr. Ruud was elected to the office of Vice Chairman effective on January 2, 1998. All compensation amounts for fiscal 1998 exclude compensation received from Ruud Lighting, Inc. prior to its acquisition by the Company on January 2, 1998.

(4) Perquisites provided to these executive officers consisted primarily of automobile use, automobile insurance, club dues, the total of which did not exceed 10% of the person's salary and bonus.

(5) Since 1993, the Company and its predecessors have maintained split dollar life insurance policies with respect to certain key employees. In order to reduce expenses, the split dollar life insurance program was terminated effective June 30, 1999. This program applied to approximately 25 employees, including Messrs. Hellman, Fisi and Sucic. This program provided life insurance benefits and a cash value benefit which vested over a ten year period and was to be received upon termination of employment or retirement from the Company. In connection with the termination of this program the Company accelerated the vesting of the cash value benefits, providing full vesting as to the cash value in each policy. For fiscal year 1999, the amounts indicated represent the incremental value of the cash value benefits each Executive Officer received as a result of normal and accelerated vesting. For fiscal year 1998 and 1997 the amounts indicated represent the split dollar life insurance premiums. For fiscal 1999 the amounts include Company contributions to 401(k) plan in the amounts of $4,271, $2,776, $5,065 and $1,384 for Messrs. Hellman, Fisi, Ruud and Sucic respectively.


     On October 28, 1999, the Board of Directors of the Company discussed possible arrangements which would permit Mr. Fisi's retirement and assure Mr. Fisi's continued availability as a Director and consultant following his retirement. The principal terms of Mr. Fisi's retirement arrangement are as follows: Mr. Fisi will retire effective at December 31, 1999; Mr. Fisi will be retained as a consultant until June 30, 2000 for a fixed consulting fee of $93,000 (it is anticipated that the consulting arrangement during this period would involve the direction and completion of Mr. Fisi's current projects); after June 30, 2000, Mr. Fisi will be available to consult with Company management for an additional period of three years on special projects, where Mr. Fisi's extensive industry experience, special knowledge regarding the Company and availability to supervise substantial projects would assist the Company's completion of these projects, with compensation for the three-year period set at $93,000 per year. In addition, Mr. Fisi will continue serving his existing term as a director of the Company and be given a 5,000 share option grant under the Company's 1995 Incentive Award Plan or 1998 Incentive Award Plan, if available.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND 1999 FISCAL YEAR END OPTION VALUES


                                                          NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                               UNDERLYING             IN-THE-MONEY
                                                          UNEXERCISED OPTIONS      OPTIONS AT FISCAL
                                                           AT FISCAL YEAR-END           YEAR-END
                                                                  (#)                     ($)
                                                              EXERCISABLE/            EXERCISABLE/
                         NAME                                UNEXERCISABLE           UNEXERCISABLE
                         ----                             --------------------    --------------------
Wayne R. Hellman......................................          -0-                      -0-
Alan J. Ruud..........................................          -0-                      -0-
Louis S. Fisi.........................................          -0-                      -0-
Nicholas R. Sucic.....................................     14,250/50,000               -0-/-0-


                           COMPENSATION OF DIRECTORS

     All directors of the Company receive reimbursement for reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. In addition, in the fiscal year ended June 30, 1999, the nonemployee directors were compensated $2,500 for each meeting of the full-board attended. Such directors will be entitled to a minimum of $10,000 if they attend 75% or more meetings of the board and committees to which they belong. No director who is an employee of the Company will receive separate compensation for services rendered as a director.

     In December 1995, the Company granted options to purchase 9,600 shares of Common Stock under the Incentive Award Plan to each of its nonemployee directors. These options were granted at an exercise price of $10.00 per share. Of these options 9,600 shares each are exercisable within 60 days of the date of the Proxy Statement by Messrs. Beam and Filson. In January, 1996, the Company granted options to purchase 9,600 shares of Common Stock at $10.25 per share under the Incentive Award Plan to Mr. Harada upon appointment to the Board of Directors, all of which are currently exercisable. In June 1996, the Company granted options to purchase 15,000 shares of Common Stock at $17.00 per share under the Incentive Award Plan to Mr. Tunstall upon appointment to the Board of Directors, all of which options are currently exercisable. In June 1996, each nonemployee director other than Mr. Harada and Mr. Tunstall (Messrs. Beam and Filson) was granted options to purchase an additional 5,400 shares at an exercise price of $17.00 per share. All of these options are currently exercisable. In September 1997, Mr. Filson was granted an option to purchase 30,000 shares of Common Stock at $23.75 per share of which 18,000 shares are currently exercisable. Each grant was made at the market price of the Company's Common Stock on the date of grant. Each option will vest 25% in the first year, 35% in the second year, and 40% in the third year from the date of grant.


     Each of the nonemployee directors of the Company was granted options to purchase 15,000 shares of Company Common Stock in 1995 and 1996 (other than Mr. Harada, who received options to purchase 9,600 shares). At its October 28, 1999 meeting, the board discussed and approved a policy which would make option grants to nonemployee directors upon appointment and upon reelection. The number of shares to be subject to option grants will be equal to 5,000 shares for each year in a director's term. Following Mr. Fisi's anticipated retirement, he would receive a 5,000 share option grant to reflect the unexpired portion of his current term. There are currently not sufficient options available for grant under the Company's 1995 Incentive Award Plan and 1998 Incentive Award Plan to provide for the options which the policy would require to be issued to Messrs. Harada, Beurkle, Tunstall and Fisi and the General Electric Company nominees. The 1998 Incentive Award Plan is proposed to be amended. If the amendment is approved, the 1998 Incentive Award Plan would provide adequate options to provide for these grants.


     In fiscal 1999, Mr. Filson provided consulting services to the Company and received fees in the amount of $99,996. In calendar 1999, Mr. Filson has agreed to provide consulting services to the Company.

                             EMPLOYMENT AGREEMENTS


     Mr. Hellman, Mr. Ruud and Mr. Sucic are each parties to Employment Agreements with the Company. The Employment Agreement of Mr. Hellman had an initial term expiring December 31, 1998 but was extended through December 31, 2003 in fiscal 1999. Mr. Ruud and Mr. Sucic are parties to similar Employment Agreements with the Company: Mr. Ruud's having an initial term expiring January 1, 2001; and Mr. Sucic's having an initial term expiring on February 11, 2001. Through these Employment Agreements, Mr. Hellman, Mr. Ruud, and Mr. Sucic are entitled to receive annual base compensation of $195,000, $185,000, and $175,000, respectively. In addition, Mr. Hellman, Mr. Ruud and Mr. Sucic will each be entitled to receive a bonus in amounts determined by the Compensation Committee. These Employment Agreements provide for annual increases in the annual base compensation as determined by the Compensation Committee during the term of these Employment Agreements. For fiscal 1999, Messrs. Hellman, Ruud and Sucic received annual base compensation of $200,000, $192,500 and $175,000, respectively. The Compensation Committee has not yet determined whether there will be an increase in compensation for Messrs. Hellman, Ruud and Sucic in fiscal 2000. Under these Employment Agreements, Mr. Hellman, Mr. Ruud and Mr. Sucic participate in Company sponsored life, health and disability insurance coverage. Pursuant to their Employment Agreements, Mr. Hellman has agreed not to compete with the Company for a period of two years after termination of employment, and Messrs. Ruud and Sucic have agreed not to compete with the Company for a period of three years after termination of employment.



     In the event the Company terminates the Employment Agreements without cause (as defined in the Employment Agreement) Ruud and Sucic will each be entitled to receive all payments and benefits through the remainder of the term of the Employment Agreement. "Without cause" is defined in the Employment Agreements as
(i) the employee's not committing fraud, dishonesty, willful misconduct, or gross negligence in performing his duties or (ii) his not materially breaching his Employment Agreement. In the event the Employment Agreements are terminated by Ruud or Sucic for good reason (as defined in the Employment Agreement), Ruud and Sucic will each be entitled to receive all payments and benefits through the remainder of the term of the Employment Agreement. "Good reason" is defined in the Employment Agreements as (i) a material reduction in the employee's duties, authority, compensation, benefits or responsibilities without the employee's prior written consent or (ii) the Company's material breach of the Employment Agreement.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors requires a majority to be independent directors. During fiscal 1999, this Committee consisted of Mr. Buerkle, Mr. Filson, and Mr. Harada. Mr. Filson is a consultant to the Company and during fiscal 1999 received consultant's fees of $99,996. Mr. Harada is chief executive officer of Venture Japan, a company in which the Company has a nonvoting preferred stock interest and which purchased goods from the Company in fiscal 1999 for an aggregate price of $625,000.


     The Company has also established an Incentive Award Plan Committee which was composed of Wayne R. Hellman, the Chief Executive Officer, Louis S. Fisi, Executive Vice President, and A Gordon Tunstall. On October 11, 1999, the Board of Directors determined that the Compensation Committee should act as the Incentive Award Plan Committee. Awards to any executive officer or director under the 1995 Incentive Award Plan, the Billion Dollar Market Capitalization Plan, or the 1998 Incentive Award Plan will be approved by the entire Board of Directors.


         REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE

     The Compensation Committee's duty is to (i) establish a philosophy and basic structure governing all executive compensation plans, including the compensation of the Executive Officers of the Company and its subsidiaries, and to make recommendations to the Board of Directors regarding such compensation;
(ii) consider and make recommendations to the Board regarding directors' compensation and benefits; (iii) consider and make recommendations to the Board regarding salary structure, officer gradings and salaries for other officers;(iv) propose and review bonus and stock option guidelines for officers and key employees;

(v) make recommendations to the Board regarding grants of options and other awards to the Chief Executive Officer under the Company's incentive compensation plans; (vi) consider and approve perquisites and other remuneration for officers; (vii) review major changes to the Company's retirement plans and incentive plans to officers and hourly employees; and (viii) submit an annual report to the Board regarding the effectiveness and appropriateness of the Company's compensation program. The Compensation Committee's goal is to provide the Company with an incentive-based plan to reward highly competent Executive Officers.

     Effective August 4, 1997, the Compensation Committee has adopted a charter to compensate each Executive Officer (implemented in fiscal year 1998) based on the stated objectives (sales, profits, return on net assets) achieved by him within the last year. Each officer has certain stated objectives, which combines personal, managerial and corporate aspects. At the end of the year, each officer's stated objectives (approved by the Board of Directors), are weighed against his achievements, and compared to the overall financial condition of the division the officer is responsible for and compared to the overall financial condition of the Company. Accordingly, the achievements and the profit growth of the division and of the Company are directly related to the executive officer's earnings. This, the Compensation Committee concludes, is the best method for the Company to attract and reward proficient executives.


     The Compensation Committee reviews the compensation of the executive officers: Wayne R. Hellman, President and Chief Executive Officer, Alan J. Ruud, Vice Chairman, Louis S. Fisi, Executive Vice President and Secretary, and Nicholas R. Sucic, Chief Financial Officer, Vice President and Treasurer. Mr. Hellman, Mr. Ruud and Mr. Sucic are each parties to an Employment Agreement with the Company, which in Mr. Hellman's case expires in December 2003, in Mr. Ruud's case expires in January 2001, and in Mr. Sucic's case expires in February 2001. The Compensation Committee has not determined the annual base compensation of the executive officers for fiscal 2000. The Compensation Committee may determine that the executive officers will be entitled to a bonus in an appropriate amount for any fiscal year. The Compensation Committee has determined that no bonus will be paid to Mr. Hellman, Mr. Ruud, Mr. Fisi or Mr. Sucic for the fiscal year ended June 30, 1999. Performance criteria for Mr. Hellman during fiscal 1999 included: (a) financial performance related to sales, operating income and the Company's debt-to-equity ratio; (b) recruitment of senior management personnel;
(c) completion of acquisitions and investments; (d) increase in shareholder value; and (e) further development of strategies related to ADLT's leadership in metal halide lighting technology and markets. Because certain important aspects of Mr. Hellman's performance criteria were not met, the Committee decided that Mr. Hellman would not be awarded a bonus for fiscal 1999. Messrs. Hellman, Ruud, Fisi and Sucic participate in Company sponsored life, health and disability insurance coverage. Pursuant to their Employment Agreements, Mr. Hellman and Mr. Fisi have agreed not to compete with the Company for a period of two years after termination of employment, and Mr. Ruud and Mr. Sucic have agreed not to compete with the Company for a period of three years after termination of employment.


                                          COMPENSATION COMMITTEE
                                          John R. Buerkle
                                          Theodore A. Filson
                                          Susumu Harada
Dated: September 1999

                     COMPARISON OF CUMULATIVE TOTAL RETURN*

                                                                              NASDAQ NON-FINANCIAL
                                                   NASDAQ STOCK MARKET               STOCKS                       ADLT
                                                   -------------------        --------------------                ----
12/12/95                                                   100                         100                         100
6/28/96                                                    113                         114                         173
6/30/97                                                    138                         134                         249
6/30/98                                                    182                         176                         230
6/30/99                                                    259                         258                          90

* Five-year performance is not provided since the Company's Common Stock first became publicly traded on December 12, 1995.

                CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS

     The Company was formed on May 19, 1995, and acquired ownership, primarily by merger (the "Combination") of 17 affiliated operating corporations that were previously under common ownership and management (the "Predecessors").

     On September 15, 1995, one of the Predecessors transferred its nonlamp assets to H&F Five, Inc., a company owned by Messrs. Hellman, Fisi and certain other employees of the Company, for a demand promissory note from H&F Five, Inc. in the amount of $200,000 bearing interest at 8.5% per annum. Total principal and accrued interest at June 30, 1999 was $220,000, which was the largest amount outstanding at any time during fiscal 1999.


     In fiscal 1999, Mr. Filson provided consulting services to the Company and received fees in the amount of $99,996. Mr. Filson's consulting services included taking an active role in sales/marketing through the development of key customer relationships, obtaining commitments from customer companies to introduce new lighting products that include ADLT components and the establishment of major sales agreements. Mr. Filson's services during fiscal 1999 also encompassed other activities, including joint venture activities and recruitment of key personnel. In calendar 1999, Mr. Filson has agreed to provide consulting services to the Company.



     Mr. Harada, a director of the Company, is an executive officer, director, and a shareholder of Venture Lighting, Japan ("Venture Japan"), formerly known as Koto Luminous Ltd., a Japanese manufacturer and marketer of lighting products. Venture Japan owns 142,268 shares of the Company, which were acquired in the Combination as a result of its investment in a Predecessor. In April 1997, the Company purchased a 30% common stock interest in Venture Japan. In November 1998, this common stock interest was exchanged for nonvoting convertible preferred stock which Company management determined had fair value not less than the fair value of the original common stock interest. Additionally, Mr. Harada and members of his family control Wakoh Corporation, a Japanese corporation. Wakoh Corporation and the Company are each 50% joint venture partners in Pacific Lighting, Inc., a British Virgin Islands holding company. The Company uses Pacific Lighting to own and hold a number of the Company's joint venture investments. Venture Japan is the

Company's sole trading partner in Japan and, as a result, the Company supplies Venture Japan with materials, lamps and equipment. The Company had sales of approximately $625,000 in fiscal 1999 to Venture Japan.


     On January 22, 1996, two subsidiaries of the Company each entered into a six-year Aircraft Operating Agreement with Levetz Investments, Inc. ("Levetz"), an unrelated Ohio corporation, for the purpose of chartering a 1986 Beechcraft King Air 300 airplane (the "King Air Aircraft"), which Levetz leased from LightAir Ltd. ("LightAir"), an Ohio limited liability company owned by Mr. Hellman (80%) and Mr. Fisi (20%). On May 27, 1997, the Company entered into a ten-year Aircraft Dry Lease Agreement with LightAir for the purpose of leasing a 1993 Lear Jet 60 airplane (the "Lear Aircraft"). In each case, the leased airplanes enabled the Company to have air service into locations which are not adequately served by commercial carriers. On May 6, 1998, LightAir sold the 1986 King Air Aircraft. On April 13, 1998, LightAir purchased a 1991 Beechcraft King Air 350 airplane (the "Replacement King Air Aircraft") which Levetz leased from LightAir on the same terms as the original King Air Aircraft; however, there was no commitment by the Company or any subsidiary for a minimum number of flight hours for the Replacement King Air Aircraft (one of the subsidiaries had committed to a minimum of 200 flight hours per year on the King Air Aircraft, and another subsidiary had committed to a minimum of 75 flight hours per year on the King Air Aircraft). The Company and its subsidiaries were required to pay $950 per flight hour on the Replacement King Air Aircraft for the first 275 hours, and $550 per flight hour thereafter, plus operating and maintenance expenses. The Company had committed to a minimum of 260 flight hours per year on the Lear Aircraft. The lease rate for the Lear Aircraft was $2,500 per flight hour, plus operating costs and maintenance expenses. Levetz entered into a separate Aircraft Dry Lease Agreement with LightAir for use of the Lear Aircraft when not in use by the Company. In addition, the Company has utilized a Saab 340 Aircraft (the"Saab Aircraft") on an hourly rental basis. The Saab Aircraft was originally owned by LightAir and was subsequently transferred to LightAir II Ltd. Messrs. Hellman and Fisi guaranteed the repayment of $2.8 million of indebtedness incurred to purchase the Replacement King Air aircraft; the repayment of $8.4 million of indebtedness incurred to purchase the Lear Aircraft; and $3.0 million of indebtedness to purchase the Saab aircraft. Payments to LightAir totalled approximately $554,000 in fiscal 1997; $2,071,000 in fiscal 1998, and $588,000 in fiscal 1999. In addition, at June 30, 1999, the Company had a $59,000 payment due to LightAir. LightAir paid certain rebates and reimbursements of amounts paid by the Company. Unpaid portions of these amounts were recorded as non interest bearing receivables of the Company. Rebates paid in fiscal 1998 totalled $211,000 and no subsequent rebates have been made or are expected. The largest amount outstanding with respect to receivables relating to reimbursements during fiscal 1999 was $137,000. There were no such receivables at June 30, 1999.


     On May 20, 1998, LightAir II Ltd. ("LightAir II"), an Ohio limited liability company owned by Mr. Hellman (50%) and Mr. Ruud (50%), acquired a 1988 Cessna Citation III aircraft. The Citation III was chartered to the Company at an average of $2,000 per hour prior to January 1999 and $2,400 per hour thereafter. Scott Air Charter of Milwaukee, Wisconsin is the charter broker for the plane. Messrs. Hellman and Ruud guaranteed the repayment of $6.4 million of indebtedness incurred to purchase the Citation III. Following transfer to LightAir II of the Saab aircraft, LightAir II made the Saab aircraft available to the Company on the same terms as were made available by LightAir. Commencing in January 1999 the arrangements with LightAir II were changed to provide for minimum payments of $55,000 per month for the Saab aircraft. The hourly usage rates for the plane were reduced from $2,000 per hour to $1,100 per hour for the Saab Aircraft. LightAir II has entered into arrangements to sell both of its aircraft and the minimum payment was reduced to $33,500 with respect to the Saab aircraft. The planes are not expected to be used for charter by the Company pending sale. Payments to LightAir II during fiscal 1998 totalled $90,000 and approximately $1,030,000 in fiscal 1999. In addition, at June 30, 1999, the Company had a $102,000 payment due to LightAir II.

     On January 2, 1998, the Company acquired all of the capital stock of Ruud Lighting, Inc. Mr. Ruud received approximately $17.8 million and 1,502,857 shares of Common Stock in the transaction. Mr. Ruud's adult children received, in the aggregate, approximately $9.3 million and 782,857 shares of Common Stock in connection with the Company's acquisition of Ruud Lighting. In November 1997, certain shareholders of Ruud Lighting, including Mr. Ruud, purchased from Ruud Lighting undeveloped real estate contiguous to its existing facility, for $345,000. The terms of the transactions were determined by arm's-length negotiation among the parties.

     Pursuant to a loan agreement dated October 8, 1998 between the Company and Mr. Hellman, its Chairman and Chief Executive Officer (the "Hellman Loan Agreement"), the Company has loaned $9,000,000 to Mr. Hellman for a one-year term at the rate of 8%. The loan was made following approval by the Company's Board of Directors (Messrs. Hellman and Fisi did not participate in the deliberations). The proceeds of the loan were used to reduce the outstanding principal balance of a loan from Prudential Securities Incorporated ("PSI"),which is secured by 2,053,070 shares of Company Common Stock owned by Mr. Hellman and Hellman Ltd. (the "Hellman Personal Shares"). In connection with the loan, the Board asked for and received Mr. Hellman's agreement to extend the term of his employment agreement to December 31, 2003. The Hellman Loan Agreement prohibits Mr. Hellman from encumbering the Hellman Personal Shares in any manner except pursuant to existing agreements governing Mr. Hellman's margin account at PSI, without consent of the Board's representative. The loan is partially secured by certain real estate owned by Mr. Hellman. Mr. Hellman has paid accrued interest on the loan through October 6, 1999. The principal on the loan was due on October 6, 1999. Members of the Board of Directors of the Company and Mr. Hellman are discussing alternative payment terms which will achieve the Board's original business objectives in making the loan and meet the Company's current business needs. The Directors and Mr. Hellman believe that these discussions will be completed by January 2000. The Board has informed Mr. Hellman that the Company may require immediate payment during these discussions if the Company requires the payment to prevent an unacceptable strain on cash resources.

     Diane Hellman, Mr. Hellman's wife, has served the Company in various marketing positions since 1985, and currently serves as Vice President of Sales and Marketing of Venture Lighting International, Inc. In fiscal 1999, Mrs. Hellman's salary, benefits and perquisites (including the normal vesting and a one-time charge for accelerated vesting resulting from the termination of the split dollar life insurance program) were $126,731. Brian Hellman, Mr. Hellman's son, has served the Company in various positions since 1992, and currently serves as Senior Business Analyst of Venture Lighting International, Inc. In fiscal 1999, Brian Hellman's salary, benefits and perquisites (including the normal vesting and a one-time charge for accelerated vesting resulting from the termination of the split dollar life insurance program) were $92,163. Deborah Rogers, Mr. Hellman's sister-in-law, has served the Company in various positions since 1994, and currently serves as Regional Sales Manager of Venture Lighting International, Inc. In fiscal 1999, Ms. Rogers' salary, benefits and perquisites were $69,857. Susan Ruud, Mr. Ruud's wife, has served the Company since 1998, and served Ruud Lighting in various positions since 1982, and currently serves as Vice President of Human Resources of the Company. In fiscal 1999, Mrs. Ruud's salary and benefits were $66,846. Christopher Ruud, Mr. Ruud's son, has served the Company since 1998, and served Ruud Lighting in various positions since 1986, and currently serves as Vice President of Continuous Improvement/Human Resources of Ruud Lighting. In fiscal 1999, Christopher Ruud's salary and benefits were $91,447.


     The Company does not intend to enter into any material transaction with officers or directors, or their family members, without the approval of a majority of the disinterested directors in the future. All above-described transactions since March 1997 were approved by a majority of disinterested directors except Mr. Filson's consulting service fees and the employment and compensation of the Hellman and Ruud family members.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission and the Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to file by these dates during fiscal 1999. All of these filing requirements were satisfied by the Company's Executive Officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, except that Mr. Buerkle filed a report on Form 4 relating to two stock purchase transactions in March 1999 after the required filing date.

                                 GE TRANSACTION

     On October 6, 1999, GE made an investment in the Company of $20,554,000. The additional capital resources provided by the agreed investment by GE are expected to provide additional flexibility to pursue opportunities in the metal halide business. In addition, GE and the Company have entered into a five year, renewable agreement for the supply of metal halide salts to GE. The Company and GE are in discussions with respect to other supply arrangements. The Company anticipates that the GE investment and the expansion which it will permit will result in an expanded supplier-customer relationship with GE, enhancing the Company's earnings and competitive position in the metal halide marketplace.

     The GE investment includes 761,250 shares of the Company's newly-created Series A Stock convertible at any time into 3,045,000 shares of Company Common Stock (subject to adjustment). GE also received a Warrant (the "Initial Warrant") to purchase an additional 1,000,000 shares of Common Stock of the Company, which is immediately exercisable. GE has been a holder of 535,887 shares of Company Common Stock since the Company's initial public offering in 1995. The Series A Stock, Common Stock issuable on exercise of the Initial Warrant and the Common Stock held by GE represent (after giving effect to the shares issued on exercise of the Initial Warrant) approximately 18.9% of the voting power and equity ownership of the Company. See "Terms of the Series A Stock" and "Terms of the Initial Warrant." Pursuant to the terms of the Stock Purchase Agreement, GE is to provide the Company with five nominees as potential Company's Board of Directors who are not directors, officers, employees or 10% shareholders of GE. The Company is required to cause the number of such nominees serving on the Board to be equal to the greater of 20% of the number of members of the Board or the number of members which most nearly corresponds to GE's percentage ownership interest in the Company.

     The proceeds of the GE transaction have been applied principally to the reduction of short-term liabilities and outstanding amounts under the Company's principal bank credit facility.


     GE supplies the Company with quartz tubing, glass bases and other components for the metal halide lamps manufactured by the Company. Although a significant supplier of such items, GE is not the only available source for these items. In addition, GE supplies the Company with finished lamps for resale as a part of the Company's product line and for inclusion in the Company's lighting systems. These lamps include both commodity-type metal halide lamps which supplement the Company's line of specialty lamps as well as incandescent and fluorescent lamps, which are distributed to the Company's customers. The Company supplies GE with both components for lamps and private label specialty metal halide lamps. GE provides unsecured trade credit terms to the Company to finance the purchase of products from GE by the Company. The Company paid GE a total of $13.5 million for components and finished lamps purchased from GE during fiscal 1999 and GE paid the Company a total of $4.6 million for components and finished lamps purchased from the Company during fiscal 1999. GE is also a manufacturer and marketer of metal halide lamps and fixtures and a competitor of the Company.



     The expected expansion of supplier-customer relationships with GE is expected to result in changes to the operational strategies of the Company as agreements with GE are negotiated. In anticipation of such agreements, the Company decided not to complete partially-finished, high-speed lamp manufacturing equipment. Rather, the Company will rely upon its Indian joint venture's low-cost manufacturing capability, as well as sourced commodity products from GE, to fulfill incremental product demand.



     In addition to the benefits of the GE investment which the Company has realized and expects to realize, the GE investment presents certain risks to the Company and its shareholders. Although the Company has not experienced any deterioration of its customer/supplier relationships with the other major metal halide lighting competitors, Philips and OSRAM/Sylvania, the GE investment could impair these relationships. In fiscal 1999, the Company purchased approximately $5 million of raw materials and finished lamps from these companies, and sold approximately $14 million of materials, components and systems to these companies. In addition, the GE investment also results in a large competitor having a substantial investment in the Company. In addition to contractual rights outlined below, GE may have the ability to influence the Company's affairs through shareholder votes. Under circumstances described below, GE could gain additional ownership and voting rights, which would result in a greater ability to influence the Company's affairs. If the

GE voting interest exceeds 35% of the voting power of the Company's shareholders, on a diluted basis, the Company will be required to offer to repurchase its outstanding Senior Notes due 2008, which could require that the Company refinance up to $100 million of indebtedness. If the Company enters into certain transactions, including issuance of stock (other than issuance pursuant to existing plans and agreements) or substantial asset sales, GE would have the right to request the Company to redeem the shares of Series A Stock. Although such redemption is not required if it would cause a default under the indenture relating to the Senior Notes due 2008, such a redemption would currently trigger a default (and will trigger a default until Company earnings and proceeds of eligible equity offerings for periods after September 30, 1999 exceed $79.4 million in the aggregate and certain other conditions are met) and could require repayment of the Senior Notes due 2008. The possible requirement to redeem the Series A Stock could have a negative affect on the ability to sell Company securities and could limit the liquidity of the Company in the future. Since GE may obtain right to acquire voting control of the Company and could demand redemption of the Series A Stock if the Company enters into transactions with third parties (limiting liquidity by requiring payment of the Liquidation Preference Amount and, possibly, refinancing of the Senior Notes due 2008), it could be difficult or impossible for third parties to obtain control of the Company.



  Purpose of Transaction



     Management of the Company approached GE in the belief that a strong relationship with one of the world's premier lighting manufacturers would be beneficial to all shareholders. In addition to being a large competitor of the Company, GE has always been a substantial supplier and customer of the Company, and management believed that GE's industry knowledge and financial resources would permit a quick decision to invest in the Company. Also, during the third fiscal quarter of 1999, it became apparent that the Company would be unable to achieve its long and short term goals if it did not replace its then-existing primary bank credit arrangement. The need to replace this credit arrangement was primarily due to the fact that the covenants in the related loan agreement were too restrictive and permitted the Company's then existing lending banks to demand repeated renegotiation of credit terms. Although these renegotiations resulted in adequate operating cash for the Company, they distracted management and resulted in operating uncertainty. Management believed that it could obtain the best terms for the replacement financing, allowing for the greatest flexibility to achieve its business goals, if the Company obtained a major equity investment. Since the size and timing of the investment was important to accomplishing the replacement financing, the Company determined to seek the maximum investment in the Company which could be made without prior shareholder approval while conforming with rules applicable to Nasdaq National Market companies and Ohio corporate law. A letter of intent was signed by the Company and GE in March 1999, with the intention to complete the investment at the time of the replacement credit facility.



     The number of shares into which the Series A Stock is convertible, 3,045,000, was set at the number which (with the Initial Warrant) provided the greatest number of shares which could be issued by the Company without shareholder approval under Nasdaq rules. The $20,554,000 consideration was the market value of 3,045,000 common shares of Common Stock on the date of the letter of intent (at $6.75 per share). The transaction also included a warrant to purchase 1,000,000 shares of common stock for nominal consideration. Management believed that this warrant would represent (and encourage) the value of the strengthened customer-supplier relationship with GE following the transaction. As originally contemplated, exercisability of this warrant was dependent, in part, on the stock price performance of the Company, however it was also to vest if the Company did not meet required ratios of EBITDA to interest charges. The size of the investment required a notice to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The government extended the applicable waiting period, and the closing of the investment was delayed until October. Due to the delay, the financial vesting contingencies were met before closing and the Initial Warrant was immediately exercisable. In addition, because the waiting period prevented the transaction from closing prior to the replacement financing, certain of the benefits and flexibility gained in the replacement financing were conditioned on the closing of the GE transaction.



     The Company's reported results in fiscal 1999 disappointed the Company and its shareholders. During the negotiations with GE, management discussed the steps which it had undertaken to return the Company to profitable growth. Since the tangible results of these efforts were not yet reflected in reported results, one of the conditions of the GE investment was that GE be provided with an opportunity to obtain voting control of the Company if, by an agreed objective measure, the reported results of the Company were disappointing over several measurement periods. This voting control was to be accomplished by a combination of proxies granted by Messrs. Hellman and Ruud and newly issued shares of the Company. The concept of the Contingent Warrants was to require additional investment at market prices if GE were to obtain voting control.



     The following are summaries of the terms of the Series A Stock, the Terms of the Initial Warrant and Additional Terms of the GE Transaction. For the information of shareholders, the complete texts of the Stock Purchase Agreement, attached as Annex A to this Proxy Statement, and the Contingent Warrant Agreement, attached as Annex B to this Proxy Statement, have been included in this Proxy Statement. The Exhibits attached to the agreements, including the form of the designation of the terms of the Series A Stock and the forms of the warrants, proxies and options referred to below have also been included.


  Terms of the Series A Stock


     The Series A Stock is a newly authorized series of preferred stock of the Company created for issuance in the GE transaction. 761,250 shares of Series A Stock have been authorized and issued to GE. The Series A Stock will have a liquidation preference of $27 per share, plus an amount equal to 8% per annum from the date of issuance to the date of payment ("Liquidation Preference Amount"). At December 1, 1999, the Liquidation Preference Amount was $20.8 million for all shares of Series A Stock.


     Each outstanding share of Series A Stock is convertible at any time into four shares (subject to adjustment as described below) of Common Stock of the Company. Prior to conversion, holders of Series A Stock are entitled to vote in all shareholder matters together with the holders of Company Common Stock as a single class. In any such vote, the holders of Series A Stock are entitled to four votes (equal to the number of shares of Common Stock into which the Series A Stock held may initially be converted).


     The Company is required to redeem any shares of Series A Stock which have not been converted or retired on September 30, 2010. Any such redemption would be made at the Liquidation Preference Amount. In addition, holders of the Series A Stock may require the Company to redeem their shares of Series A Stock by giving notice to the Company on or before September 30, 2004. If such notice is given, the Company will be required to make such redemption on or prior to September 30, 2005. In addition, holders of Series A Stock will be entitled to require the Company to redeem the Series A Stock following the occurrence of any of the following events (each a "Triggering Event"): (1) failure of the shareholders of the Company to approve, at the Annual Meeting, proposals necessary for exercise of any rights to acquire beneficial ownership of additional shares of Common Stock as described in "Additional Terms of the GE Transaction"; (2) failure of the Company and GE to obtain any HSR Approval (as defined below) required in connection with GE's exercise of any rights to acquire beneficial ownership of additional shares of Common Stock as described in "Additional Terms of the GE Transaction"; or (3) any action by the Company to give effect to certain major corporate actions, including actions to merge, sell all or a substantial portion of its assets (other than in the ordinary course of business), issue capital stock (other than pursuant to the Company's employee stock plans and certain agreements in place prior to closing), incur or have outstanding indebtedness for borrowed money in excess of $210,000,000. Upon the occurrence of a Triggering Event, the holders of the Series A Stock may require the Company to redeem their shares of Series A Stock by giving notice to the Company within 90 days following the Triggering Event. If such notice is given, the Company will be required to make such redemption within one year following such notice. Any such redemption would be made at the Liquidation Preference Amount. Under the terms of the bank's revolving credit facility and the indenture (the "Indenture") relating to the Company's Senior Notes due 2008, the redemption of the Series A Stock would currently constitute an event of default, permitting acceleration of the related indebtedness. If prior consent of the banks is obtained, the redemption is permitted under the credit facility. Payments for the redemption of equity securities are "Restricted Payments" under the Indenture. The total of all "Restricted Payments" under the Indenture (with exceptions not applicable to stock redemption) cannot exceed one-half total of consolidated net earnings of the Company (excluding consideration of certain unusual items) from April 1, 1998 (taken as a single period) plus the amount of proceeds received from sales of non-redeemable stock. As of June 30, 1999, the

Company had a net loss, excluding extraordinary items, of $78,660,000 for the period. Until this deficit has been cured, the Company cannot redeem the Series A Stock without causing an event of default with respect to the Senior Notes. In addition, the Indenture prohibits Restricted Payments (with exceptions not applicable to stock redemptions) at any time where the ratio of EBITDA to Interest Expense for the preceding four fiscal quarters does not exceed 2.5:1.


     Subject to approval by Company shareholders, if the Company fails to make any redemption as required (subject to permitted deferrals in the event that such redemption would cause an event of default with respect to certain indebtedness of the Company), the conversion ratio of the Series A Stock would be increased from four shares of Common Stock to eight shares of Common Stock per share of Series A Stock. In addition, also subject to the approval of Company shareholders, the conversion ratio will be subject to adjustment to prevent dilution of the interest of GE by the issuance of Common Stock after October 6, 1999. Except for issuance of shares under existing employee benefit plans, and certain other enumerated exceptions, any shares of Common Stock issued at a price below $6.75 per share, or, if higher, below the then current market price, would result in adjustment of the conversion ratio. Any adjustment in the conversion ratio would not affect the voting power represented by shares of Series A Stock prior to conversion.

     Upon liquidation, each share of Series A Stock will be entitled to be paid the Liquidation Preference Amount prior to any payment or distribution to the holders of Company Common Stock. Following such payment, holders of Series A Stock will be entitled to a proportional share of any distribution to holders of Company Common Stock based on the number of shares of Common Stock into which the Series A Stock could have been converted at the time of the liquidation.

  Terms of the Initial Warrant

     The Initial Warrant entitles the holder to purchase shares of Company Common Stock at $.01 per share. The Initial Warrant is immediately exercisable for 1,000,000 shares (subject to adjustment) of Common Stock. The number of shares subject to the Initial Warrant will be subject to adjustment, after approval by Company shareholders, at any time prior to exercise if the Company issues Common Stock at a price below $6.75 per share or, if higher, below the then current market price.

  Additional Terms of the GE Transaction


     In addition to GE's initial investment, under certain circumstances, GE will be entitled to make additional investments in the Company and receive the right to vote additional shares of Company Common Stock. The exercise of certain of these rights is subject to applicable law, including the Ohio Control Share Acquisition Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Approval"). Approval of Proposal 3 will eliminate the application of the Ohio Control Share Acquisition Act to these rights. GE and the Company entered a Contingent Warrant Agreement ("Contingent Warrant Agreement"). The Contingent Warrant Agreement identifies certain occurrences which will entitle GE to exercise these rights.


     Upon the Second Occurrence (defined below), if it occurs, GE would be required to exercise in full the Initial Warrant. In addition, GE would receive the right to vote the number of shares then owned by Wayne R. Hellman and Hellman, LTD. pursuant to proxies granted by Messrs. Hellman and Ruud. GE would receive the right to vote the number of shares as to which Mr. Hellman then has voting power pursuant to the Hellman Voting Trust or Irrevocable Proxies granted with respect to shares removed from the Hellman Voting Trust (all shares voted by Mr. Hellman, currently approximately 3.9 million shares, are referred to collectively as the "Hellman Shares"). GE would also have an option, at the then current market price, to purchase from Messrs. Hellman and Ruud, the number of shares of Common Stock which, together with the shares owned by GE, would represent 25% of the voting power of the Company. The Company would also be required to grant to GE an additional warrant (the "First Contingent Warrant") to purchase shares of Company Common Stock at the then current market price. The number of shares subject to the First Contingent Warrant would be equal to the number of shares required to allow GE to have a majority of the voting power of the Company, assuming GE had effective proxies with respect to all shares as to which Messrs. Hellman and Ruud then have voting power. The exercise of the First Contingent Warrant, the options on shares held by Messrs. Hellman and Ruud, and effectiveness of GE's proxy with respect to any such shares, is subject to prior compliance with the Ohio Control Share Acquisition Act (which condition would be fulfilled by shareholder approval of Proposal 3) and HSR Approval (which requires the Company and GE to provide information to the federal government to allow it to determine whether to contest an increase by GE to an interest in the Company in excess of 25% pursuant to antitrust law). If the proxies become effective after the Second Occurrence, GE will have the proxies to vote the number of Hellman Shares and will be entitled to exercise approximately 35% of the then outstanding voting power of the Company (assuming that none of the Hellman Shares have been transferred by the beneficial owners and no issuance of additional shares by the Company other than pursuant to the GE transaction) or approximately 34% of the voting power of the Company on a fully diluted basis. GE has not indicated that it will acquire additional shares of Company Common Stock. However, if GE were to acquire additional shares of Common Stock (other than shares subject to effective proxies as described above or shares obtained on the exercise of the First Contingent Warrant), or if the number of outstanding shares on a fully diluted basis were reduced, GE could obtain in excess of 35% of the voting power of the Company on a fully diluted basis. In addition, if a substantial number (currently approximately 300,000 shares) of Hellman Shares were transferred (other than to GE) prior to the Second Occurrence, and if GE exercised the First Contingent Warrant, GE would acquire in excess of 35% of the voting power of the Company on a fully diluted basis. If GE were to acquire in excess of 35% of the voting power of the Company on a fully diluted basis, the terms of the Indenture relating to the Senior Notes would require that the Company offer to repurchase the $100,000,000 principal amount of outstanding Senior Notes due 2008 at a price of 101% of the principal amount thereof, plus accrued interest ("Offer to Repurchase Notes").


     Upon the Third Occurrence (defined below), GE would receive the right to vote the number of shares then owned by Mr. Ruud, and the right to vote the number of shares as to which Mr. Ruud then has voting power pursuant to the Ruud Voting Trust or Irrevocable Proxies granted with respect to shares removed from the Ruud Voting Trust, currently approximately 3.7 million shares (the "Ruud Shares"). The effectiveness of this right requires that the conditions for the effectiveness of the proxies following the Second Occurrence have been satisfied, and that any additional provisions of the Ohio Control Share Acquisition Act required with respect to proxies or the Ruud Shares be satisfied. If the proxies on the Ruud Shares become effective after the Third Occurrence, GE will have the right to vote the Ruud Shares and will be entitled to exercise approximately 48.4% of the then outstanding voting power of the Company (assuming that none of the Hellman Shares or the Ruud Shares have been sold by the beneficial owners, no exercise by GE of the Contingent Warrants and no issuance of additional shares by the Company other than pursuant to the GE transaction). If the Company has not already made an Offer to Purchase Notes, it will be required to make the offer upon effectiveness of the proxy on the Ruud Shares. In addition, GE will receive an additional warrant (the "Second Contingent Warrant") which will entitle GE to purchase additional shares of Common Stock at the then current market price. The number of shares subject to the Second Contingent Warrant will be the number of shares necessary to give GE 50% plus one vote of the voting power of the Company (including the exercise of all outstanding Warrants, shares subject to irrevocable proxies, the shares subject to the Second Contingent Warrant and all proxies held with respect to Hellman Shares and Ruud Shares). Subject to shareholder approval, after the Third Occurrence, if the Company issues additional shares of Common Stock to anyone other than GE, GE will be entitled to purchase, on the same terms given to the third party, the number of shares required to maintain GE's voting power.



     The basis for GE's additional rights will be the failure of the Company to maintain a 2.0 to 1 ratio of EBITDA (as defined below) to Interest Expense (as defined below) over the applicable measurement periods. The first measurement period is the six months ended December 31, 1999. Thereafter, the measurement periods are the six months ending on the last day of each successive fiscal quarter until September 30, 2010. The first failure to maintain the required ratio would be the "First Occurrence," the second such failure would be the "Second Occurrence" and the third such failure would be the "Third Occurrence." However, after the First Occurrence, if the Company maintains the required ratio in the three fiscal quarters immediately prior to the measurement period in which a failure occurs, a Second Occurrence or Third Occurrence, as the case may be, would not be effective, if the Company maintained the required ratio for the measurement period immediately following the measurement period in which such occurrence would otherwise have been effective. Under the terms of the transaction, EBITDA consists of net earnings, plus interest expense, plus depreciation and amortization, plus income taxes, less extraordinary gains and gains from asset sales plus extraordinary losses and losses from asset sales. Interest Expense consists of interest expense (net of interest income) calculated in accordance with generally accepted accounting principles, but excludes amortization of deferred financing costs not exceeding $125,000 in any fiscal quarter. Since the measurements are based on six month periods, and the first measurement period ends December 31, 1999, the Company cannot determine with certainty whether the First Occurrence will occur for the first measurement period. However, the Company believes that it is unlikely that the ratio for the six months ending December 31, 1999 will be high enough to avoid a First Occurrence. However, there is no contractual effect of the First Occurrence, other than to make a Second Occurrence possible in following measurement periods. The Company is implementing actions intended to improve this ratio for future quarters, including operational changes and the Company's efforts to get the benefit of a contractual reduction in the current interest rate on its Senior Notes Due 2008 by completing a registered exchange offer for outstanding Notes.



     The Company also entered into a number of other agreements with GE in connection with the transaction. The Company has entered into a standard registration rights agreement which will require the Company to register the sale of the shares of Company Common Stock issued in connection with the investment. If GE were to require such registration and sell a substantial number of shares, it could adversely affect the market price of Company shares and the ability of the Company to sell equity securities.



     In addition to the proxies granted to GE by Messrs. Hellman and Ruud, Messrs. Hellman and Ruud have granted to GE a first refusal right on the sale of their shares. This agreement requires that if Messrs. Hellman and Ruud, or Hellman Ltd., wish to sell shares of Company stock, they must first offer the shares to GE on the same terms. The effect of sales of Company stock by Messrs. Hellman and Ruud and Hellman Ltd. to third parties would be to increase the number of shares which GE would have to buy from the Company pursuant to the Contingent Warrants to obtain voting control of the Company. After issuance of the Second Contingent Warrant, such sales would eliminate GE's contractual right to achieve complete voting control.



  Antitrust Laws and Potential Change of Control



     Under the antitrust laws, substantial investments by one company in another company are subject to a requirement to provide prior notice to government agencies. When the transaction is between competitors, this notice and waiting period process can take a substantial period of time. Even though the notification and waiting period was triggered by the GE investment, GE's ability to gain voting control of the Company under certain circumstances will trigger an additional waiting period. As the transaction is now structured, the right of GE to obtain the proxy and option with respect to certain Hellman Shares and Ruud Shares will trigger this process even though it will not result in a change of voting control. This will allow GE and the Company to submit information to the government which may permit GE to obtain additional interests in the Company, up to and including voting control. As part of this structure, Messrs. Hellman and Ruud were required to grant options on shares subject to proxies to give GE the contractual right to purchase 25% of the outstanding shares.



     The Contingent Warrants provide GE the right to purchase, at market price, the number of shares determined by a mathematical formula, which together with the proxies on the Hellman Shares and the Ruud Shares, will permit GE to achieve its required voting control of the Company. This number cannot be calculated currently, because additional shares may be issued by the Company and because shares held by Mr. Hellman, Mr. Ruud, Hellman Ltd., the Hellman Voting Trust and the Ruud Voting Trust may be sold prior to the Second Occurrence or after the Second Occurrence and prior to the Third Occurrence. In addition, if the Company does issue additional voting shares between the Second and Third Occurrences, and GE does not exercise its right to cause the Class A Stock to be redeemed, the Second Contingent Warrant, when and if issued, will have the effect of permitting GE to achieve voting control.



     In addition, the acquisition of any additional shares by GE from the Company, whether due to antidilution protection, due to a change in the Series A Stock conversion ratio upon a failure to redeem, or pursuant to the Contingent Warrants, requires shareholder approval under current Nasdaq National Market rules. Passage of Proposal 2 will constitute the required approval. Further, the acquisition of shares and/or proxies resulting in GE having voting power in excess of statutory thresholds (20%, 33% and 50%), would require shareholder approvals if the shareholders do not approve Proposal 3 at the Annual Meeting.


     Proposals 2 and 3 are presented to shareholders in order to obtain approval for certain aspects of the GE Transaction which were integral to GE's decision to invest in the Company. Failure to approve BOTH Proposal 2 and 3 will give GE the right to demand redemption of the Series A Stock for the amount of their initial investment plus an amount equal to 8% per annum. In addition, GE would be permitted to retain its Initial Warrants to purchase 1,000,000 shares of Common Stock at an exercise price of $.01 per share.

                                   PROPOSAL 2
    APPROVAL OF ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK, UNDER CERTAIN
                     CIRCUMSTANCES, TO GENERAL ELECTRIC AS
                       CONTEMPLATED BY THE GE TRANSACTION


     Pursuant to the requirements of the Nasdaq National Market, on which shares of the Common Stock are admitted for trading, any transaction which could result in the issuance of shares in excess of 20% of the number of shares of any class of listed security outstanding immediately prior to issuance, must obtain shareholder approval. In the case of two step transactions, the approval must not include votes by the shares issued in the initial phase of the transaction. This proposal will require the affirmative vote of the Common Stock outstanding which are present and voting on the proposal. Any shares which have been issued upon exercise of the Initial Warrants, and the Series A Stock, will be counted as present for the purpose of a quorum, but will abstain as to Proposal 2. Pursuant to the terms of the GE Transaction, Mr. Ruud has agreed to vote the Ruud Shares (currently 3,647,134 shares) in favor of Proposal 2.



     Pursuant to the GE transaction, the Company issued Initial Warrants exercisable for 1,000,000 shares of Common Stock and Series A Stock convertible into 3,045,000 shares of Common Stock, and the total of these shares is approximately 19.9% of the Common Shares outstanding before the GE Transaction. The terms of the Initial Warrants and the Series A Stock provide for adjustment in the number of shares of Common Stock issuable on conversion under the circumstances described above, however, such adjustment is subject to approval of Proposal 2. In addition, pursuant to the terms of the GE Transaction, upon the Second Occurrence or Third Occurrence, if any, GE will be entitled to market price warrants to purchase additional shares of Common Stock. Approval of Proposal 2 will provide all necessary shareholder approval under Nasdaq rules to permit GE to acquire all shares which may be issued by the Company pursuant to the GE transaction. See "GE Transaction."



     The number of variables involved in the calculation of shares to be subject to the Contingent Warrants makes it impossible to predict the exact number shares which may be purchased pursuant to the Contingent Warrants. The following limited examples demonstrate the number of shares which may be issued to GE pursuant to the Contingent Warrants. The Company has no way of predicting which, if any, variables may actually occur, and the examples should not be regarded in any way as a statement of expectations of the Company. The examples are included only to illustrate the effect of issuance of new shares by the Company and sales of Hellman Shares and Ruud Shares to third parties (sales of Hellman Shares and Ruud Shares to GE or to Messrs. Hellman and Ruud do not affect the Contingent Warrant shares). If the number common shares outstanding at the time of the issuance of the Contingent Warrant (other than shares issued on conversion of Series A Stock and exercise of the Initial Warrant) is 20,291,766 (the number outstanding on October 20, 1999), and no Hellman Shares or Ruud Shares have been transferred to third parties, the Contingent Warrant would provide for the issuance of 279,458 shares of common stock at the market price on the date of the triggering measurement. If the Company issued 1,000,000 shares of common stock (e.g., pursuant to outstanding employee stock options and employee stock purchase plan issuances) in addition to the 20,291,766 common shares outstanding at the time of the issuance of the Contingent Warrant (other than shares issued on conversion of Series A Stock and exercise of the Initial Warrant), and no Hellman Shares or Ruud Shares have been transferred to third parties, the Contingent Warrant would provide for the issuance of 1,279,458 shares of common stock at the market price on the date of the triggering measurement; and if the

Company issued 2,000,000 shares, the Contingent Warrant would provide for the issuance of 2,279,458 shares. If the number of common shares outstanding at the time of the issuance of the Contingent Warrant (other than shares issued on conversion of Series A Stock and exercise of the Initial Warrant) is 20,297,766, and 1,000,000 Hellman Shares or Ruud Shares have been transferred to third parties, the Contingent Warrant would provide for the issuance of 2,279,458 shares of common stock at the market price on the date of the triggering measurement; and if 2,000,000 shares were transferred, the Contingent Warrant would provide for the issuance of 4,279,458 shares.


     If Proposal 2 is not approved by shareholders, GE will not have certain contractual rights which were integral to its investment and GE will have the right to require that the Company redeem the Series A Stock at the Liquidation Preference Amount. Even if GE exercises this right and receives the original amount of its investment, GE will retain Warrants to purchase one million shares of Common Stock at $.01 per share.

     The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by duly executed proxies, excluding shares issued upon conversion of Series A Stock, or upon exercise of the Initial Warrant, is required to approve this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3
  PROPOSAL FOR THE COMPANY TO "OPT OUT" OF THE OHIO CONTROL SHARE ACQUISITION
                                    STATUTE

OVERVIEW OF PROPOSAL 3

     The Board of Directors has approved a resolution to amend the Articles of Incorporation of the Company which, if adopted, would make an Ohio antitakeover statute, referred to herein as the "Control Share Acquisition Act," inapplicable to the Company. The text of the Amendment is attached hereto as Annex C.


     Adoption of the Amendment requires the affirmative vote of the holders of a majority of the outstanding voting power of the Company. The Company has been informed by GE that it intends to vote for Proposal 3. Pursuant to the terms of the GE Transaction, Mr. Ruud has agreed to vote the Ruud Shares (currently, 3,647,134 shares) in favor of Proposal 3.


REASONS FOR THE PROPOSED AMENDMENT


     The GE Transaction, described above, may give GE certain rights to acquire voting rights in excess of 20% of the voting power of the Company. Exercise of these rights would require one or more shareholder approvals and could require costly special meetings and other expenses to the Company to comply with the Ohio Control Share Acquisition Act. In addition, GE's potential rights to acquire additional shares and proxies, under certain circumstances, were an important component of their investment decision.



     If the shareholders do not approve the "opt out" proposal, GE will have the right to require that the Company redeem the Series A Stock at the Liquidation Preference Amount. Even if GE exercises this right and receives the original amount of its investment, GE will retain Warrants to purchase one million shares of Common Stock at $.01 per share. If the shareholders approve Proposal 3, GE may acquire all proxies and shares described under "GE Transaction" without further shareholder approval under current Ohio law.


     In addition to the GE transaction, the Company believes that the reasons given for adoption of the Control Share Acquisition Act are not as compelling today as they were when the law was passed in 1982. Since 1982, there have been significant developments in Ohio and federal law, which provide substantial additional protection to shareholders when faced with a hostile tender offer or when large blocks of a corporation's shares are purchased. In addition, the Company believes there are circumstances under which compliance with the Control Share Acquisition Statute may be unnecessarily costly to the Company, have a chilling effect on the willingness of third parties to buy shares of the Company, may deprive shareholders of the right to sell their shares or may adversely impact the Board's ability to act in what it believes is the best interests of shareholders in hostile takeover attempts.

     The Company believes that opting-out of the Control Share Acquisition Act is advantageous to the Company and its shareholders for the following reasons:

          Developments in Ohio Corporate and Securities Law and Federal Securities Laws. Since the adoption of the Control Share Acquisition Act, there have been material additions to Ohio corporate and securities laws that provide significant protective measures against hostile takeovers.


          In 1990, Ohio enacted the Ohio Interested Shareholder Transaction Statute (the "Merger Moratorium Statute"), which severely limits a purchaser of 10% or more of the shares of an Ohio corporation from engaging in transactions with the corporation. Unless the purchaser first obtains approval of the board of directors of the corporation of his acquisition, he is precluded from taking certain actions for three years. GE has obtained this approval with respect to the GE Transaction. Shareholders should note that the presence on the Board of Directors of two persons nominated by GE may make it more difficult for any other person to obtain Board of Directors' approval of a transaction under the Merger Moratorium Statute, even though the GE nominees are not permitted to be executive officers, directors or employees of GE.



          In 1986, Ohio corporate law was amended to confirm the authority of Ohio corporations to adopt certain protective plans which are commonly called "shareholder rights plans." These plans can have the effect of strengthening the bargaining power of a Board of Directors in a hostile change of control contest. The Board of Directors has directed management to explore the adoption of such a plan and make a recommendation to the Board regarding implementation. Pursuant to the terms of the GE Transaction, adoption of any such plan would require approval from GE.



          Subsequent to 1982, the provisions of the Ohio Securities Act regulating "control bids" have been administered by the Ohio Division of Securities in such a manner that they are presently held to be enforceable and not preempted by federal law, or invalid under the Constitution of the United States.


          Since 1982, there have been amendments to rules and regulations promulgated under the Securities Exchange Act of 1934 (the "1934 Act") or changes in the interpretation of such rules and regulations which lessen the "coercive" effect of tender offers. These changes relate to the length of the tender offer period, all holders and best price rule, withdrawal of tender offers, required disclosures and timeliness of disclosures.

          Untimely and Costly Special Meetings of Shareholders and Litigation. Under the Control Share Acquisition Act, the board of directors of a corporation is required to convene a special meeting of shareholders of the corporation if any person, even a person who does not own any shares of the corporation, sends an "acquiring party statement" to the corporation. The statement must indicate, among other things, that within the next 360 days such person may effect a control share acquisition and represents to the corporation that he has the financial capability to effect a control share acquisition. These procedures would be required upon both the Second Occurrence and the Third Occurrence described above. In addition, if GE did not exercise any acquisition right within 360 days of shareholder approval, a new statement would be required.

          Under the statute, the meeting to vote on the control share acquisition is required to be held within 50 days of the corporation's receipt of the acquiring party statement. Since the Company is subject to the proxy rules promulgated under the 1934 Act, the Company would be required immediately to convene a meeting of its Board of Directors to determine the Company's position with respect to the proposed control share acquisition, to authorize and approve appropriate proxy materials for the special meeting, and generally to take all action necessary and appropriate to convene a special meeting of shareholders of a public company. The procedures to comply with the Control Share Acquisition Act's special meeting and proxy counting requirements are extremely complex, uncertain as to application and must be completed within an extremely short period of time.

          Not only would this be costly to the Company, but the uncertainty of the outcome of the vote on the control share acquisition could adversely affect trading in the Company's securities or could adversely impact or delay pending corporate transactions, such as public or private equity or debt financings, proposed acquisitions or sales, or other major transaction.

          The Ohio public corporations which have been subject to these types of hostile attempts have also been simultaneously subjected to significant and costly lawsuits regarding the applicability and constitutionality of the Control Share Acquisition Act. The costs and time which a corporation must devote to defending against such lawsuits, and in preparing for and holding the required special meetings, are significant.

          Possible Adverse Impact in a Change of Control Contest. On its face, the Control Share Acquisition Act appears protective of the interests of shareholders in that it allows the holders of shares which are not interested shares to determine the outcome of a change of control contest. In many situations, however, the Board of Directors believes that the uncertainty and delay caused by the requirements of the statute could hamper the ability of the Board to induce other parties to present competing offers.


          In addition, some commentators believe that where a holder who has not proposed a control share acquisition owns a substantial percentage of the Company's shares, e.g. 19%, such a person could be in a position to have a virtual veto power over any subsequent and competing control share acquisition. This results from the fact that such a 19% holder would be the holder of a substantial portion of the shares which would be treated as "disinterested" shares when voting on a competing control share acquisition since the shares held by the person proposing the acquisition and by executive officers and employee directors of the Company would be treated as "interested" shares. The control share acquisition requires approval by a majority of the "disinterested" voting power of the Company. As a result of the GE transaction, GE would have approximately 18.9% of the voting power of the Company.


          Unnecessary Restriction on the Right of a Shareholder to Sell or Buy Shares. As noted below, no shareholder is permitted, without the approval of the holders of interested shares, to sell his shares to any person who as a result of such purchase would first attain ownership of 20%, 33% or a majority of the outstanding shares of the Company. The Company believes, as discussed below, that such a restriction on a shareholder's right to sell shares, or another person's right to buy shares, is unnecessary in view of the other protections afforded shareholders by Ohio corporate and federal law.

BACKGROUND ON THE OHIO CONTROL SHARE ACQUISITION ACT

     In November 1982, the Ohio General Corporation Law was amended to include the "Control Share Acquisition Act," which requires that "control share acquisitions" be approved by shareholders. In adopting the statute, the General Assembly of Ohio found that Ohio corporate law did not adequately protect the interests of shareholders of Ohio corporations when confronted with "non-traditional" changes of control of a corporation, such as changes of control effected by tender offers or accumulations of significant blocks of shares in the public markets or private transactions.

     The Ohio Control Share Acquisition Act gives shareholders who are not holders of "interested shares" a veto power over certain acquisitions of shares of an Ohio corporation. The Control Share Acquisition Act automatically applies to all corporations incorporated in Ohio and having certain jurisdictional contacts with Ohio, unless the shareholders vote to "opt out" of the statute.


POTENTIAL BENEFITS OF THE OHIO CONTROL SHARE ACQUISITION ACT



     Even though shareholder rights advocates often express the view that state takeover statutes, such as the Ohio Control Share Acquisition Act, are contrary to shareholder interests, the Ohio Control Share Act was adopted by the legislature to address serious issues. The primary purpose was to require any person seeking to obtain ownership or voting rights with respect to a substantial block of shares to provide the Company with detailed information regarding the potential share acquisition and to present the acquisition to shareholders for approval at a special meeting. With respect to transactions which are in the best interests of the public company, the Ohio Control Share Acquisition Act, together with federal proxy rules, assures that shareholders will be given adequate notice and opportunity to review the transaction and consent to the resulting effects of the acquisition. This process was intended to prevent the unfettered ability of a single holder to obtain a substantial block of shares, which could result in significant changes in corporate circumstances, and to avoid the coercive environment which the legislature found was often present in tender offers. The Ohio legislature further limited the coercive nature of the shareholder vote by not permitting the proposed acquirer to vote on the transaction. Since the potential acquirer can solicit proxies at the mandatory special shareholders meeting to approve the proposed transaction, there is a check on the power of a company's board or management to entrench itself by using the Ohio Control Share Acquisition Act as a defensive tool. If the Company "opts out" of the statute by passing Proposal 3, the potential benefits of the Ohio Control Share Acquisition Act will not be available to the Company or its shareholders.


SUMMARY OF CONTROL SHARE ACQUISITION ACT PROCEDURES

     Under the Control Share Acquisition Act, a "control share acquisition" is a direct or indirect acquisition by any person or entity of such number of voting shares of a corporation which, when added to those shares which the person or entity already owns or with respect to which the person or entity may exercise or direct the exercise of the voting power, would give the person or entity voting power within any of the following ranges: (a) one-fifth or more but less than one-third of such voting power; (b) one-third or more but less than a majority of such voting power; or (c) a majority or more of such voting power.

     A person or entity who proposes to make a control share acquisition must provide notice of the proposal to the corporation in accordance with specific requirements. The board of directors must then call a special meeting of the shareholders within 50 days for the purpose of voting on the proposed control share acquisition. A quorum for this meeting is achieved only if there is present at the meeting, in person or by proxy, a majority of the voting power of the corporation in the election of directors, and a majority of the portion of such voting power excluding the voting power of "interested shares."

     "Interested shares" are those shares of the corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors: (a) the acquiring person;
(b) any officer of the corporation elected or appointed by the directors of the corporation; or (c) any employee of the corporation who is also a director of the corporation. "Interested shares" include any shares of the corporation acquired, directly or indirectly, by any person from the holder or holders thereof for a valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the corporation or any proposed merger, consolidation, or other transaction that would result in a change in control of the corporation or in the sale of all or substantially all of its assets, and ending on the date of any special meeting of the corporation's shareholders held thereafter for the purpose of voting on a control share acquisition proposed by an acquiring person if either of the following applies: (y) the aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with him, for all such shares exceeds $250,000, or (z) the number of shares acquired by the person who acquired the shares, and any other persons acting in concert with him, exceeds one-half of one percent of the outstanding shares entitled to vote in the election of directors.

     A proposed control share acquisition may be consummated only if approved at the meeting by both of the following groups: (1) holders of a majority of the voting power of the corporation in the election of directors represented at the meeting by person or by proxy, and (2) holders of a majority of the portion of such voting power excluding the voting power of interested shares. A proposed control share acquisition which receives approval in the manner described must be consummated, in accordance with the terms so authorized, no later than 360 days following shareholder authorization of the control share acquisition.

EXISTING ANTITAKEOVER PROVISIONS OF OHIO LAW AND IN THE COMPANY'S CORPORATE DOCUMENTS

     As mentioned above, the Ohio Merger Moratorium Statute and the control bid provisions of the Ohio Securities Act may discourage or impede a change of control of the Company.

     Merger Moratorium Law. Under the Merger Moratorium Statute, a corporation is prohibited from entering into a "Chapter 1704 transaction" with the direct or indirect beneficial owner of 10% or more of the shares of such corporation (a "10% shareholder") for at least three years after the shareholder attains his 10% ownership unless the board of directors of the corporation approves, before the shareholder attains his 10% ownership, either the transaction or the purchase of shares resulting in his 10% ownership (the Board has given this approval in the GE transaction). A "Chapter 1704 transaction" is broadly defined to include, among other things, a merger or consolidation involving the corporation and the 10% shareholder, a sale or purchase of substantial assets between the corporation and the 10% shareholder, a reclassification, recapitalization, or other transaction proposed by the 10% shareholder that results in an increase in the proportion of shares beneficially owned by the 10% shareholder and the receipt by the 10% shareholder of a loan, guarantee, other financial assistance or tax benefit not received proportionately by all shareholders.

     Even after the three-year period, Ohio law restricts these transactions between the corporation and the 10% shareholder. At that time, such a transaction may proceed only if (a) the board of directors of the corporation had approved the purchase of shares that gave the shareholder his 10% ownership (as in the case of GE), (b) the transaction is approved by the holders of shares of the corporation with at least two-thirds of the voting power of the corporation (or a different proportion set forth in the corporation's articles of incorporation), including at least a majority of the outstanding shares after excluding shares held or controlled by the 10% shareholder, or (c) the business combination results in shareholders, other than the 10% shareholder, receiving a prescribed fair price plus interest for their shares.

     Control Bid Provisions of the Ohio Securities Act. Ohio law further requires that any offeror making a control bid for any securities of a "subject company" pursuant to a tender offer must file information specified in the Ohio Securities Act with the Ohio Division of Securities when the bid commences. The Ohio Division of Securities must then decide, within three calendar days, whether it will suspend the bid under the statute. If it does so, it must initiate hearings on the suspension within 10 calendar days of the suspension date and make a determination, within 16 calendar days of the suspension date, of whether to maintain the suspension. For this purpose, a "control bid" is the purchase of, or an offer to purchase, any equity security of a subject company from a resident of Ohio that would, in general, result in the offeror acquiring 10% or more of the outstanding shares of such company. A "subject company" includes any company with both (a) its principal place of business or principal executive office in Ohio or assets located in Ohio with a fair market value of at least $1,000,000 and (b) more than 10% of its record or beneficial equity security holders are resident in Ohio, more than 10% of its equity securities owned of record or beneficially by Ohio residents, or more than 1,000 of its record or beneficial equity security holders resident in Ohio.

     Authorized Common and Preferred Stock. Article IV of the Articles provides some protection against attempts by persons or entities to take control of the Company. This Article provides for authorized Common Stock of 80,000,000 shares and authorized voting Preferred Stock of 1,000,000 shares. As of September 30, 1999, there are 52,526,781 shares of the Common Stock unissued and not reserved for issuance, and there are 238,750 shares of the Preferred Stock unissued and not reserved for issuance. Under Ohio law, shareholder approval is unnecessary for the issuance of additional authorized shares of Common Stock unless the issuance would result in one person or entity owning, directly or indirectly, 20% or more of the outstanding stock or unless an acquisition is involved which would result in 20% or greater increase in the outstanding shares. The Articles provide that Preferred Stock may be issued in one or more series and expressly vest the board of directors with authority to determine the designated preferences and certain other rights of each series. Although the Board of Directors has no present intent of doing so, shares of Common Stock or Preferred Stock could be issued to a party who would vote against a particular transaction. The issuance of such additional shares could increase the absolute cost of a business combination and thereby discourage a potential buyer.

     No Cumulative Voting. Article IX of the Articles eliminates the right of shareholders to vote cumulatively in the election of directors. The inability to vote cumulatively increases the difficulty of minority shareholders to obtain even proportional representation on the board of directors.

     The affirmative vote, in person or by proxy, of the holders of a majority of the outstanding shares of common stock and Series A Stock combined is required to approve this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT.

                                   PROPOSAL 4
        APPROVAL OF AMENDMENT TO THE COMPANY'S 1998 INCENTIVE AWARD PLAN


     The Amended and Restated Advanced Lighting Technologies, Inc. 1998 Incentive Award Plan (the "1998 Incentive Award Plan,") was approved by the Board as of January 2, 1998 and amended as of April 21, 1998 and by the Company's shareholders at the 1998 Annual Meeting. The 1998 Incentive Award Plan was established to encourage selected key employees, consultants, and directors of the Company to enhance the ability of the Company to attract and retain qualified individuals. In the second quarter of fiscal 2000, the Directors of the Company determined that there were insufficient shares currently available under the 1998 Incentive Award Plan to accomplish these purposes and approved amendment of the 1998 Incentive Award Plan (the "1998 Plan Amendment") to provide for the grant of options to purchase an additional 750,000 shares of Common Stock, subject to shareholder approval of the 1998 Plan Amendment. The 1998 Plan Amendment is solely for the purpose of increasing the number of shares available for grant under the 1998 Incentive Award Plan, and does not amend the 1998 Incentive Award Plan in any other way. All employees (approximately 1,700 individuals), consultants, and directors are eligible to participate in the 1998 Incentive Award Plan. The following description of the 1998 Incentive Award Plan is qualified in its entirety by reference to Appendix D hereto which sets forth a complete copy of the 1998 Incentive Award Plan and Appendix E hereto which sets forth a complete copy of the 1998 Plan Amendment.


     The 1998 Incentive Award Plan is administered by the Incentive Award Committee ("Committee"). This Committee, solely in its discretion, selects participants and determines the amount and terms of awards under the 1998 Incentive Award Plan. In order to assure that incentive awards are granted to key personnel in coordination with compensation, the Board of Directors has determined that the Compensation Committee of the Board will also serve as the Incentive Award Committee.


     Subject to adjustment under certain circumstances to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the 1998 Incentive Award Plan, the number of shares of Common Stock available for awards (whether options or restricted stock) under the 1998 Incentive Award Plan prior to adoption of the 1998 Plan Amendment is 1,500,000, and, following adoption of the 1998 Plan Amendment, will be a total of 2,250,000. These shares may be issued in connection with grants of options for Common Stock or as grants of restricted Common Stock. The 1998 Incentive Award Plan also provides that no Option granted to an officer or director may be exercised prior to six months after the date of its grant. The exercise price for all options will be the fair market value of the Common Stock on the date of the grant. The option award provides that all options expire ten years after the date of grant. No awards may be granted under the 1998 Incentive Award Plan after January 2, 2008.



     The Company has granted Incentive Options to purchase the Common Stock of the Company pursuant to the 1998 Incentive Award Plan. 160,587 outstanding "A" Incentive Options have been granted under the 1998 Incentive Award Plan at an exercise price of $19.25 and will become vested based on operating performance or at the end of five years from the date of grant (January 2, 1998); 112,500 outstanding "A" Incentive Options have been granted under the 1998 Incentive Award Plan at an exercise price of $24.00 and will become vested based on operating performance or at the end of five years from the date of grant (January 28, 1998); 91,000 outstanding "A" Incentive Options have been granted under the 1998 Incentive Award Plan at an exercise price of $23.875 and will become vested based on operating performance or at the end of five years from the date of grant (July 7, 1998); 340,700 outstanding "A" Incentive Options have been granted under the 1998 Incentive Award Plan at an exercise price of $7.00 and will become vested based on stock price performance or at the end of six years from the date of grant (June 3, 1999) and 75,000 outstanding "A" Incentive Options have been granted under the 1998 Incentive Award Plan at an exercise price of $7.625 and will become vested based on stock price performance or at the end of six years from the date of grant (October 11, 1999). The October 11, 1999 grant of 75,000 "A" Incentive Options was part of a grant of a total of 200,000 "A" Incentive Options to Mr. Hellman under the 1995 Incentive Award Plan and 100,000 "A" Incentive Options to Mr. Ruud under the 1998 Incentive Award Plan and the 1995 Incentive Award Plan. The options granted to Messrs. Hellman and Ruud will become void if Proposal 4 is not approved by shareholders. "A" Incentive Options which vest based on stock price performance vest as follows: 10% may be exercised when the stock price reaches two times the grant price, 20% may be exercised when the stock price reaches three times the grant price, 30% may be exercised when the stock price reaches four times the grant price and 40% may be exercised when the stock price reaches five times the grant price. Any portion of such option which has not become exercisable within 6 years following the date of grant will become exercisable on such anniversary.



     715,900 outstanding "B" Incentive Options have been granted under the 1998 Incentive Award Plan. The "B" Incentive Options will vest as follows: 25% in year one, 35% in year two, and 40% in year three, from the date of grant. The outstanding "B" Incentive Options have been granted since January 1, 1998, at market value exercise prices of $6.938 per share to $25.938 per share. As a result of these grants (net of forfeitures), of the originally authorized 1,500,000 shares authorized, there are 4,313 additional shares available for grant of options under the 1998 Incentive Award Plan. After the shareholder approval of the 1998 Plan Amendment, there will be 754,313 additional shares available for grant of options under the 1998 Incentive Award Plan. Any Options granted in excess of the number previously approved by shareholders will provide that they will not be exercisable and will be void unless the amendment is approved by shareholders within twelve months of the amendment. Other than the employees' services, the Company will receive no additional consideration for the grant of any award under the Plan. The Company will receive the exercise price upon exercise of any option.


     The 1998 Incentive Award Plan further provides that to the extent required to comply with Section 16 of the Exchange Act and the applicable rules thereunder, any equity security issued pursuant to the 1998 Incentive Award Plan may not be sold for at least six months after acquisition, and any derivative security issued pursuant to the Plan will not be exercisable for six months from its date of grant. The 1998 Incentive Award Plan may be amended, altered, suspended, discontinued, or terminated by the Company's Board of Directors except to the extent prohibited by applicable law and as expressly provided in an award agreement or in the 1998 Incentive Award Plan. The Committee, however, may amend the terms of any award previously granted with the consent of the holder.

FEDERAL INCOME TAX CONSEQUENCES

     Under present federal income tax laws, awards under the 1998 Incentive Award Plan will have the following consequences:

          (1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

          (2) In order to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Code, a stock option awarded under the 1998 Incentive Award Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the plan be approved by shareholders within twelve months following its effective date and that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax ("AMT"). The AMT is incurred only when it exceeds the regular income tax. The AMT will be payable at the rate of 26% on the first $175,000 ($87,500 if married filing separately) of "alternative minimum taxable income" above the exemption amount ($33,750 single person, $45,000 married person filing jointly or $22,500 married person filing separately). This tax applies at a flat rate of 28% on alternative minimum taxable income more than $175,000 ($87,500 if married filing separately) above the applicable exemption amounts. However, to the extent that capital gains rates are lower than the AMT rates, then the lower capital gains rates will apply when computing a person's AMT liability with respect to the amount of capital gains included as an item of tax preference. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

          (3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

          (4) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

     An affirmative vote of a majority of the shares present or represented by duly executed proxies and voting at the Annual Meeting is required for approval of the 1998 Plan Amendment.

     THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 5
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

CHANGE OF INDEPENDENT AUDITORS

     On May 17, 1999, the Company engaged Grant Thornton LLP as its new independent accountants to act as the principal accountant to audit the Company's consolidated financial statements.

     The Company's Audit Committee of the Board of Directors participated in and approved the engagement of Grant Thornton LLP.


     During the two most recent fiscal years and through May 17, 1999, the Company has not consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and in no case was a written report provided to the Company nor was oral advice provided that was an important factor in reaching a decision by the Company as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


     On March 29, 1999, Ernst & Young LLP ("E&Y") resigned as independent auditors of the Company.

     The reports of E&Y on the Company's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audit of the Company's financial statements for the fiscal year ended June 30, 1998, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report ("Disagreements") with respect to the fiscal year ended June 30, 1998. In connection with the audit of the Company's consolidated financial statements for the fiscal year ended June 30, 1997, there were no Disagreements with E&Y with respect to the fiscal year ended June 30, 1997, except as follows: E&Y disagreed with the accounting for deferred advertising costs, the valuation of inventories acquired in purchase business combinations, and the capitalization of certain joint venture formation costs. E&Y identified and discussed the above matters with the Company's management and the audit committee of the Company's board of directors. Such matters were, however, resolved to the satisfaction of E&Y prior to the issuance of their report on the Company's consolidated financial statements for the fiscal year ended June 30, 1997. There were no Disagreements with E&Y for the interim period subsequent to June 30, 1998.

     E&Y has not advised the Company that information has come to its attention that would materially impact the fairness or reliability of any interim or audited financial statements issued by the Company.

     Subject to shareholder approval, the Board of Directors, acting on the recommendation of its Audit Committee, has appointed Grant Thornton LLP, a firm of independent public accountants, as auditors, to audit the consolidated financial statements of the Company and its subsidiaries for fiscal 2000. Representatives of Grant Thornton LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. An affirmative vote of a majority of the shares present or represented and voting at the Annual Meeting is required for ratification of Grant Thornton LLP as the Company's auditors.

     THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


     The Commission allows the Company to "incorporate by reference" the documents that it files with the Commission. This means that the Company can disclose certain information to you by referring to those documents. Any information the Company incorporates in this manner is considered part of this proxy statement except to the extent updated or superseded by disclosure in this proxy statement. Any information the Company files with the Commission after the date of this proxy statement and until the date of the annual meeting of shareholders will automatically update and supersede the information contained in this proxy statement.


     The Company incorporates by reference the following portions of its Annual Report on Form 10-K for the fiscal year ended June 30, 1999, a copy of which is enclosed with this proxy statement:

     Item 6.  Selected Financial Data

     Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

     Item 7A. Quantitative and Qualitative Disclosures About Market Risk

     Item 8.  Financial Statements and Supplementary Data


     The Company will provide without charge, upon written or oral request, a copy of any or all of the documents which are incorporated by reference into this proxy statement. Requests should be directed to: Advanced Lighting Technologies, Inc., Attention: Corporate Secretary, 32000 Aurora Road, Solon, Ohio 44139; telephone (440) 519-0500.


                        1999 ANNUAL REPORT ON FORM 10-K
                    FOR THE FISCAL YEAR ENDED JUNE 30, 1999

     A copy (excluding exhibits) of the Company's 1999 Annual Report on Form 10-K for the fiscal year ended June 30, 1999 as filed with the Securities and Exchange Commission is enclosed with this proxy statement. Copies of the exhibits may be obtained by shareholders by addressing a request to Director of Investor Relations, Advanced Lighting Technologies, Inc., 32000 Aurora Road, Solon, Ohio 44139. Anyone requesting this information will be charged an amount equal to the reproduction cost if the exhibits are requested.

                SHAREHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING


     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2000 Annual Meeting should be received by the Secretary of the Company no later than June 30, 2000, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                      WHERE YOU CAN FIND MORE INFORMATION

     The Company currently files reports, proxy statements, and other information with the Securities and Exchange Commission. These reports, proxy statements, and other information can be read and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Commission maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission, including the Company.

                                                                         ANNEX A
                                                                [CONFORMED COPY]

                            STOCK PURCHASE AGREEMENT
                            ------------------------


                  THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of September 28, 1999, is between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and General Electric Company, a New York corporation ("Purchaser").

                  The parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS

                  The following terms when used in this Agreement shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

                  "AFFILIATE" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGREEMENT" shall mean this Stock Purchase Agreement as originally executed and as amended, modified or supplemented from time to time.

                  "AMENDED ARTICLES" shall have the meaning provided in Section 2.1.

                  "AMENDMENT TO ARTICLES" shall have the meaning provided in
Section 2.1.

                  "ANNUAL FINANCIAL STATEMENTS" shall have the meaning provided in clause a of Section 7.4.

                  "BOARD OF DIRECTORS" shall mean the board of directors of the Company.

                  "BUSINESS" shall mean the business of (a) designing, manufacturing, marketing and selling metal halide lighting products and metal halide and other HID lamp system components used in the production of lamps and other components for lighting systems, (b) manufacturing, marketing and selling metal halide fixtures, (c) manufacturing, marketing and selling photometric measuring equipment and (d) designing, manufacturing, marketing and selling coatings and coatings equipment.

                  "CLOSING" and "CLOSING DATE" shall have the meanings provided in Section 3.1.

                  "COLLATERAL AGREEMENTS" shall have the meaning provided in clause g of Section 4.1.

                  "COMMISSION" means the Securities and Exchange
Commission.

                  "COMMON SHARES" shall mean the Common Shares, par value $.001, of the Company.

                  "COMPANY" shall mean Advanced Lighting Technologies, Inc., an Ohio corporation.

                  "CONTINGENT SHARES" shall mean Common Shares to be issued upon the exercise of the First Contingent Warrant and the Second Contingent Warrant pursuant to the Contingent Warrant Agreement.

                  "CONTINGENT WARRANT AGREEMENT" shall mean the contingent warrant agreement in the form of EXHIBIT 2.2 attached hereto for the issuance of the First Contingent Warrant and the Second Contingent Warrant.

                  "CONVERSION SHARES" shall mean the Common Shares to be issued upon the conversion of Series A Shares.

                  "CREDIT AGREEMENT" shall mean the Credit Agreement dated as of May 21, 1999, among the Company, certain Subsidiaries and PNC Bank, National Association.

                  "DISCLOSURE STATEMENT" shall mean the Supplemental Disclosure Statement, dated as of the date of this Agreement, provided by the Company to the Purchaser in connection with certain representations and warranties made in this Agreement.

                  "ENVIRONMENTAL, HEALTH AND SAFETY LAWS" shall mean any federal, state, or local statute, law, ordinance, code, order, injunction, decree, ruling; any regulations promulgated thereunder, or any common law theory of liability which regulates or controls (i) pollution, contamination, or the condition of groundwater, surface water, soil, sediment, air or the workplace or
(ii) a spill, leak, emission, discharge, release or disposal into groundwater, surface water, soil, sediment, air or the workplace, including without limitation the federal Comprehensive, Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C. Sec. 9601 et seq., as amended; the federal Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Sec. 6901 et seq., as amended; the Hazardous Materials Transportation Act ("HMTA"), 49 U.S.C. Sec. 1801 et seq., as amended; the Toxic Substances Control Act ("TSCA"), 15 U.S.C. Sec. 2601 et seq., as amended; the Clean Air Act ("CAA"), 42 U.S.C Sec. 7401 et seq. as amended; the Clean Water Act ("CWA"), 33 U.S.C. Sec. 1251 et seq. as amended; the Safe Drinking Water Act ("SDWA"), 42 U.S.C. Sec. 300F et seq., as amended; the Emergency Planning and Community Right to Know Act ("EPCRA"), 42 U.S.C. Sec. 11001 et seq., as amended; the Federal, Insecticide, Fungicide and Rodenticide Act ("FIFRA"), 7 U.S.C. Sec. 136 et seq., as amended; the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. Sec. 651 et seq., as amended; the National Environmental Policy Act ("NEPA"), 42 U.S.C. Sec. 4321 et seq., as amended; any similar state or local statutes or ordinances, and the regulations promulgated thereunder.

                  "EVENT OF DEFAULT" shall mean any default by the Company under this Agreement or any Collateral Agreement beyond any applicable cure period.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FIRST CONTINGENT WARRANT" shall have the meaning provided in the Contingent Warrant Agreement.

                  "GAAP" shall mean generally accepted accounting principles as in effect on the date hereof and consistently applied and maintained throughout the period indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall have the meaning ascribed thereto under GAAP.

                  "GOVERNMENTAL BODY" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, in each case to the extent the same has jurisdiction over the Person or property in question, including, but not limited to, any governmental authority, agency, board, commission, court, department or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory groups of which the Company, any Subsidiary or Purchaser is a member or is subject.

                  "HAZARDOUS SUBSTANCES" shall mean any toxic substance, hazardous substance, hazardous waste, hazardous material, solid waste, residual waste, infectious waste, contaminant, pollutant, or constituent thereof, whether solid, semi-solid, liquid or gaseous, which are regulated, listed or controlled by Environmental, Health and Safety Laws.

                  "HELLMAN LTD." shall have the meaning provided in clause m of
Section 4.1.

                  "HELLMAN LTD. SHARES" shall mean the Common Shares of the Company held, of record or beneficially, by Hellman, Ltd.

                  "HELLMAN VOTING TRUST" shall mean the Voting Trust Agreement, dated as of October 10, 1995, as amended, between Wayne R. Hellman, as voting trustee, and certain shareholders of the Company. As used herein, the term Hellman Voting Trust shall include any irrevocable proxies granted to Wayne R. Hellman with respect to shares withdrawn from the Hellman Voting Trust and deposited in margin accounts by the beneficial holders thereof.

                  "INDEBTEDNESS FOR BORROWED MONEY" shall mean as to any Person, at a particular time, all items which constitute, without duplication (a) indebtedness for borrowed money, (b) indebtedness in respect of the deferred purchase price of property, (c) indebtedness evidenced by notes, bonds, debentures or similar instruments, (d) capital lease obligations (i.e., obligations with respect to leases which are required to be capitalized for financial reporting purposes in accordance with GAAP), (e) all obligations of such Person in respect of capital stock subject to mandatory redemption or redemption at the option of the holder thereof, in whole or in part, and (f) all contingent obligations of such Person in respect of any of the foregoing. As to the Company and any Subsidiary, the term Indebtedness for Borrowed Money shall not include indebtedness to the Company from any Subsidiary, indebtedness to any Subsidiary from the Company or indebtedness to any Subsidiary from any Subsidiary.

                  "INDENTURE" shall mean the Indenture, dated as of March 18, 1998, between the Company and The Bank of New York, Trustee, as supplemented as of September 25, 1998, relating to the 8% Senior Notes due 2008 of the Company.


                  "OPTION AGREEMENT" shall have the meaning provided in the Contingent Warrant Agreement.

                  "PERMITTED LIENS" shall mean: (a) Security Interests existing on the Closing Date and disclosed to the Purchaser in writing prior to the date hereof; (b) Security Interests securing indebtedness which is incurred to refinance indebtedness secured by Security Interests; provided that such liens do not extend to or cover any property or assets of the Company or any Subsidiary other than the property or assets securing the indebtedness being refinanced; (c) liens for taxes, assessments, governmental charges or claims that are being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (d) statutory and common law liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; (e) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (f) liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (g) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Subsidiaries; (h) liens (including extensions and renewals thereof) upon real or personal property acquired after the Closing Date; provided that
(i) the principal amount of the indebtedness secured by such lien does not exceed 100% of such cost and (ii) any such lien shall not extend to or cover any property or assets other than such item of property or assets and any improvements on such item; (i) leases or subleases granted to others that do not materially interfere with the ordinary course of business of the Company and its Subsidiaries, taken as a whole; (j) liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Company or its Subsidiaries relating to such property or assets; (k) any interest or title of a lessor in the property subject to any capitalized lease or operating lease; (l) liens arising from filing Uniform Commercial Code financing statements regarding leases; (m) liens on property of, or on shares of capital stock or indebtedness of, any Person existing at the time such Person becomes, or becomes a part of, any Subsidiary; provided that such liens do not extend to or cover any property or assets of the Company or any Subsidiary other than the property or assets acquired; (n) liens in favor of the Company or any Subsidiary; (o) liens arising from the rendering of a final judgment or order against the Company or any Subsidiary that does not give rise to an Event of Default (as defined in the Credit Agreement); (p) liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof; (q) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (r) liens encumbering customary initial deposits and margin deposits, and other liens that are within the general parameters customary in the industry and incurred in the ordinary course of business, in each case, securing indebtedness under interest rate agreements and currency agreements and forward contracts, options, future contracts, future options or similar agreements or arrangements designed solely to protect the Company or any of its Subsidiaries form fluctuations in interest rates, currencies or the price of commodities; (s) liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Subsidiaries in the ordinary course of business in accordance with the past practices of the Company and its Subsidiaries prior to the Closing Date; and (t) liens on or sales of receivables.

                  "PERSON" shall mean any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

                  "PREFERRED SHARES" shall mean the Series A Shares.

                  "PURCHASED SHARES" shall have the meaning provided in Section 2.1.

                  "PURCHASER" shall mean General Electric Company, a New York corporation.

                  "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement delivered pursuant to Section 4.1(g)(ii).

                  "RUUD VOTING TRUST" shall mean the Voting Trust Agreement, dated as of January 2, 1998, as amended, between Alan J. Ruud, as voting trustee, and certain shareholders of the Company. As used herein, the term Ruud Voting Trust shall include any irrevocable proxies granted to Alan J. Ruud with respect to shares withdrawn from the Ruud Voting Trust and deposited in margin accounts by the beneficial holders thereof.

                  "SECOND CONTINGENT WARRANT" shall have the meaning provided in the Contingent Warrant Agreement.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SECURITY INTEREST" shall mean any lien, pledge, mortgage, encumbrance, charge or security interest of any kind whatsoever (including, without limitation, the lien or retained security title of a conditional vendor) whether arising under a security instrument or as a matter of law, judicial process or otherwise or the agreement by any Person to grant any lien, security interest or pledge, mortgage or encumber any asset.

                  "SERIES A SHARES" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

                  "STOCK PLANS" shall mean the Company's 1995 Incentive Award Plan, the Company's Billion Dollar Market Capitalization Incentive Award Plan, the Company's 1998 Incentive Award Plan, the Company's Employee Stock Purchase Plan and the Company's 401(k) Retirement and Savings Plan.

                  "SUBSIDIARY" of the Company shall mean any other corporation of which more than 50% of the outstanding shares of capital stock having ordinary voting power for the election of directors is owned directly or indirectly by the Company, by the Company and one or more Subsidiaries, or by one or more other Subsidiaries.

                  "WARRANT" shall mean the warrant in the form of EXHIBIT 1 attached hereto for the right to purchase additional Common Shares.

                  "WARRANT SHARES" shall mean Common Shares to be issued upon exercise of the Warrant.

                  "YEAR 2000 COMPLIANT" shall mean that, with respect to data entry controlled by those modules of a party's intellectual property which are
(i) proprietary to such party ("Party Proprietary Modules") and (ii) used in accordance with that party's user documentation or as instructed by that party:
(a) such Party Proprietary Modules will accurately process, provide and/or receive all date/time data (including calculating, comparing, sequencing, processing, and outputting), within, from, into, and between centuries (including the twentieth and twenty-first centuries and the years 1999 and 2000), including leap year calculations; (b) neither the performance nor the functionality of the Party Proprietary Modules will be affected by any dates/times, prior to, on, after, or spanning January 1, 2000; (c) the design of the Party Proprietary Modules includes proper date/time data century recognition and recognition of 1999 and 2000, calculations that accommodate single century and multi-century formulae, and date/time values before, on, after and spanning January 1, 2000, and date/time data interface values that reflect the century, 1999, and 2000; (d) no value for current date/time will cause any error, interruption, or decreased performance in or of the Party Proprietary Modules;
(e) all manipulations of date and time related data (including calculating, comparing, sequencing, processing, and outputting) will produce correct results for all valid dates and times when used independently; (f) date/time elements in interfaces and data storage will specify the century to eliminate date ambiguity without human intervention, including leap year calculations; (g) where any date/time element is represented without a century, the correct century will be unambiguous for all manipulations involving that element; and (h) authorization codes, passwords, and zaps (purge functions) will function normally and in the same manner during, prior to, on, and after January 1, 2000, including the manner in which they function with respect to expiration dates and CPU serial numbers.

                                    SECTION 2

                        PURCHASE OF THE PURCHASED SHARES

                  2.1 AUTHORIZATION OF THE PURCHASED SHARES AND WARRANT. The Company has authorized the issuance and sale on the terms and subject to the conditions of this Agreement of (a) 761,250 Series A Shares (the "Purchased Shares") having the rights, restrictions, privileges and preferences as set forth in the amendment ("Amendment to Articles"), attached hereto as EXHIBIT 2.1, to the Second Amended and Restated Articles of Incorporation of the Company (the Articles, as so amended, the "Amended Articles") and (b) a Warrant for the right to purchase 1,000,000 Common Shares for an exercise price of $.01 per share in accordance with the form of Warrant set forth in EXHIBIT 1 attached hereto. In addition, the Company has authorized the issuance and sale of the First Contingent Warrant and the Second Contingent Warrant and an additional number of Common Shares issuable upon the exercise by Purchaser of the First Contingent Warrant and the Second Contingent Warrant on the terms and subject to the conditions of the Contingent Warrant Agreement, and at a purchase price established in accordance with the Contingent Warrant Agreement. The Company shall adopt and file the Amendment to Articles with the Office of the Secretary of the State of Ohio on or before the Closing Date.

                  2.2 PURCHASE OF THE PURCHASED SHARES; AGREEMENT TO ISSUE SECURITIES AND PROVIDE FINANCIAL ACCOMMODATION. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, the Company agrees to sell to Purchaser and Purchaser agrees to purchase from the Company, 761,250 Series A Shares for the purchase price of $27.00 per share, and the Company agrees to issue to Purchaser the Warrant in the form of EXHIBIT 1 attached hereto for the right to purchase additional Common Shares. This Agreement is and is intended to be an agreement for the issuance of securities by the Company and the providing of financial accommodation to the Company within the meaning of Section 365(c)(2) of Title 11 of the United States Code.

                                    SECTION 3

                                     CLOSING

                  3.1 CLOSING. The closing ("Closing") of the sale and purchase of the Purchased Shares and the issuance of the Warrant under this Agreement shall take place at the offices of Baker & Hostetler LLP, 3200 National City Center, 1900 East Ninth Street, Cleveland, Ohio 44114-3485, on September 30, 1999 (the "Closing Date"), or such other date that is mutually agreeable to the Company and Purchaser. At the Closing, the Company shall deliver to Purchaser certificates for the Purchased Shares and the Warrant described in Section 2.2, registered in the name of Purchaser, against payment to the Company of the purchase price therefor, by wire transfer, check or other method acceptable to the Company. If at the time of the Closing any of the conditions specified in Sections 4.1 or 4.2 shall not have been fulfilled, Purchaser or the Company, respectively, shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such nonfulfillment.

                                    SECTION 4

                                   CONDITIONS

                  4.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to purchase the Purchased Shares are subject to the satisfaction of each of the following conditions precedent, to the extent applicable, on or before the Closing Date, unless waived by Purchaser in writing:

                  a. PERFORMANCE OF THE COMPANY. The Company shall have performed all obligations and agreements and complied with all covenants and other items contained in this Agreement required to be performed or fulfilled by the Company on or before the Closing Date.

                  b. REPRESENTATIONS TRUE. All of the representations and warranties made by the Company to Purchaser in this Agreement shall be true and correct when made and, in all material respects, as of the Closing Date.

                  c. NO DEFAULT. There shall exist as of the Closing Date no condition or event that constitutes, or that after notice or lapse of time, or both, would constitute, an Event of Default under this Agreement or the Collateral Agreements.

                  d. CONSENTS. The waiver of any preemptive or first refusal rights by the Shareholders of the Company or any third party with respect to the Purchased Shares, the Warrant, the Warrant Shares, the First Contingent Warrant, the Second Contingent Warrant, the Contingent Shares, the Conversion Shares and the Hellman Ltd. Shares shall have been duly made or obtained on terms and conditions satisfactory to Purchaser.

                  e. NO MATERIAL ADVERSE CHANGE. Except as disclosed in reports filed pursuant to the Exchange Act or otherwise disclosed in writing to Purchaser, since March 31, 1999, there shall have been no material adverse change to the business, assets or condition (financial or otherwise), earnings, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

                  f. PROCEEDINGS. All corporate and other proceedings and all documents incidental to the transactions involved in the purchase of the Purchased Shares, the issuance of the Warrant, the issuance of the Conversion Shares upon conversion of the Purchased Shares, the issuance of the Warrant Shares upon exercise of the Warrant, the issuance of the First Contingent Warrant and the Second Contingent Warrant and the issuance of the Contingent Shares upon exercise of the First Contingent Warrant or the Second Contingent Warrant shall be reasonably satisfactory in substance and form to Purchaser and Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as Purchaser or its counsel may reasonably request, including, without limitation, the following:

                  (i) Amendment to Articles, certified by the Secretary of State of the State of Ohio;

                  (ii) a Certificate, as of the most recent practicable date prior to the Closing, as to the corporate good standing of the Company issued by the Secretary of State of the State of Ohio;

                  (iii) the Code of Regulations of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date; and

                  (iv) resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, including, without limitation, a specific resolution adopted in accordance with Section 1704.05(D)(1) of the Ohio Revised Code authorizing and approving the issuance of the Warrant Shares upon exercise of the Warrant, the Conversion Shares upon conversion of the Purchased Shares and the Contingent Shares upon exercise of the First Contingent Warrant or the Second Contingent Warrant, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date.

                  g. COLLATERAL AGREEMENTS. The Company shall have delivered duly executed originals of the following agreements to Purchaser, each of which shall be in form and substance satisfactory to Purchaser:

                                    (i)     the Contingent Warrant Agreement;

                                    (ii)    a Registration Rights Agreement; and

                                    (iii) a Lamp Materials Purchase Agreement
and related License Agreement.

(The agreements set forth in this clause g. of this Section 4.1, collectively, the "Collateral Agreements".)

                  h. BOARD OF DIRECTORS/AMENDED CODE OF REGULATIONS. The Code of Regulations of the Company shall be amended, if necessary, to provide that the Board of Directors shall consist of ten members. The Purchaser shall have the right to propose five individuals none of whom are directors, executive officers, employees or the beneficial owner of 10% or more of any class of equity securities of Purchaser as potential members of the Board of Directors of the Company (the "Purchaser's Nominees"). The Company shall cause to be appointed to the Board of Directors that number of the Purchaser's Nominees necessary to give Purchaser representation equaling 20% of the total members of the Board of Directors.

                  i. AMENDMENT TO ARTICLES. The Board of Directors, on behalf of the Company, shall have adopted the Amendment to Articles and filed the Amendment to Articles with the Secretary of State of the State of Ohio.

                  j. OPINION OF COUNSEL. Purchaser shall have received an opinion from Cowden, Humphrey & Sarlson Co., L.P.A., counsel for the Company, dated as of the Closing Date, addressed to it, in form and substance reasonably satisfactory to Purchaser.

                  k. FINANCIAL DUE DILIGENCE. Purchaser shall be satisfied, in its sole and absolute discretion, with its financial due diligence review of the Company.

                  l. REGULATORY APPROVALS. Purchaser and the Company shall have received all governmental and other approvals required under any applicable laws, statutes, orders, rules, regulations or policies, or any guidelines promulgated thereunder, including, without limitation, under the Hart-Scott-Rodino Antitrust Improvements Act, as amended.

                  m. PROXIES. Purchaser shall have received from each of Wayne
R. Hellman and Alan J. Ruud a proxy, duly executed in blank, entitling Purchaser to vote all Common Shares held by Messrs. Hellman and Ruud, individually, and all shares as to which they have voting power as voting trustee of the Hellman Voting Trust and the Ruud Voting Trust, respectively, on all matters submitted to a vote of the shareholders of the Company, in accordance with and subject to the provisions of the Contingent Warrant Agreement. Purchaser shall have received from Hellman Ltd., an Ohio limited liability company ("Hellman Ltd."), a proxy, duly executed in blank, entitling Purchaser to vote all of the Hellman Ltd. Shares on all matters submitted to a vote of the shareholders of the Company, in accordance with and subject to the provisions of the Contingent Warrant Agreement.

                  n. NO PROCEEDINGS. There shall be no action or proceeding, pending or threatened, before any Governmental Body (i) against Purchaser or the Company for the purpose of enjoining or preventing the consummation of this Agreement or the transactions contemplated hereby, or otherwise claiming that this Agreement or the consummation of the transactions contemplated hereby is illegal, or (ii) against any beneficial owner of 5% or more of any class of equity securities of the Company (a "Beneficial Owner") seeking to adjudicate him or her a bankrupt or insolvent or seeking the appointment of a receiver, trustee, custodian or other similar official for him or her or for any substantial part of his or her assets or (iii) in which any Beneficial Owner shall seek protection or relief under any law relating to bankruptcy, insolvency, relief or protection of debtors.

                  o. NO EVENT OF DEFAULT. There shall exist as of the Closing Date no condition or event that constitutes, or that after notice or lapse of time, or both, would constitute, an event of default under the Indenture, the Credit Agreement or any other agreement evidencing any Indebtedness for Borrowed Money in excess of $250,000.

                  p. WARRANT. The Company shall have executed and delivered to Purchaser the Warrant.

                  q. INDEPENDENT CPA. The Company shall have retained as its auditor an independent certified public accounting firm acceptable to Purchaser and such independent certified public accounting firm shall have accepted such engagement.

                  r. OPTION AGREEMENT. Wayne R. Hellman and Alan J. Ruud shall have executed and delivered to Purchaser the Option Agreement.

                  s. RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT. Wayne R. Hellman, Hellman Ltd. and Alan J. Ruud shall have executed and delivered to Purchaser a Right of First Refusal and Co-Sale Agreement in form and substance reasonably satisfactory to Purchaser.

                  4.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to sell the Purchased Shares are subject to the satisfaction of each of the following conditions precedent, to the extent applicable, on or before the Closing Date, unless waived by the Company in writing:

                  a. PERFORMANCE OF PURCHASER. Purchaser shall have performed all obligations and agreements and complied with all covenants and other items contained in this Agreement required to be performed or fulfilled by Purchaser on or before the Closing Date.

                  b. REPRESENTATIONS TRUE. All of the representations and warranties made by Purchaser to the Company in this Agreement shall be true and correct when made and, in all material respects, as of the Closing Date.

                  c. COLLATERAL AGREEMENTS. Purchaser shall have delivered duly executed originals of the Collateral Agreements referred to in clauses (i) and
(iii) of Subsection 4.1(g) to the Company, each of which shall be in form and substance satisfactory to the Company.

                  d. REGULATORY APPROVALS. Purchaser and the Company shall have received all governmental and other approvals required under any applicable laws, statutes, orders, rules, regulations or policies, or any guidelines promulgated thereunder, including, without limitation, under the Hart-Scott-Rodino Antitrust Improvements Act, as amended.

                  e. NO PROCEEDINGS. There shall be no action, pending or threatened, against Purchaser or the Company for the purpose of enjoining or preventing the consummation of this Agreement or the transactions contemplated hereby, or otherwise claiming that this Agreement or the consummation of the transactions contemplated hereby hereof is illegal.


                                    SECTION 5

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Purchaser as follows:

                  5.1 ORGANIZATION; AUTHORITY. Each of the Company and each
Subsidiary: (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of its incorporation and (b) has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and each Subsidiary is qualified to do business in each state in which the nature of its business makes such qualification necessary, except where failure to so qualify would not have a material adverse effect on the Company. The Company has all requisite corporate power and authority to enter into this Agreement and the Collateral Agreements, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. All necessary corporate action has been (or will timely be) taken by and on behalf of the Company and its shareholders with respect to the execution, delivery, and performance by the Company of this Agreement and the Collateral Agreements and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Collateral Agreements constitute (or will constitute when executed and delivered) legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. Neither the execution, delivery, and performance of this Agreement, the Collateral Agreements, and the other instruments and transactions contemplated hereby, nor the issuance of the Purchased Shares, the Warrant, the Warrant Shares, the First Contingent Warrant, the Second Contingent Warrant, the Contingent Shares or the Conversion Shares, will violate any provision of any law (provided, with respect to the Warrant Shares, the Contingent Shares and the Conversion Shares, that the Purchaser complies with applicable provisions of the Ohio Control Share Acquisition Act), any order of any court or other agency of government, the Amended Articles or Code of Regulations of the Company or any agreement or instrument to which the Company is a party or by which the Company is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time, or both) a default under any such agreement or instrument provided, however, that the purchase or redemption of Purchased Shares upon exercise of the Put Option (as defined in the Amendment to Articles) would violate (i) the terms of the Credit Agreement, unless prior consent of the lenders thereunder is obtained and (ii) the terms of the Indenture, unless Restricted Payments (as defined in the Indenture) in an amount equal to the purchase price are then permitted pursuant to the terms of the Indenture.

                  5.2 CAPITALIZATION. The authorized capital stock of the Company consists of (a) 80,000,000 Common Shares, of which 20,237,706 were issued and outstanding on April 1, 1999, and (b) 1,000,000 Preferred Shares, none of which are issued or outstanding. All of the issued and outstanding Common Shares are duly authorized, validly issued, fully paid and nonassessable, and were issued in conformity with all applicable state and federal securities laws. All of the Preferred Shares are duly authorized. The Purchased Shares shall have the rights, preferences and privileges set forth in the Amended Articles. Except for the 3,279,254 Common Shares reserved for issuance under the Stock Plans, the Company has no other equity securities of any class authorized, issued, reserved for issuance, or outstanding. Except for the conversion right contained in the Preferred Shares, the purchase rights contained in the Contingent Warrant Agreement, and options and rights to shares issued under the Stock Plans, there are no outstanding options, offers, warrants, conversion rights, agreements, or other rights to subscribe for or to purchase from the Company, or, except for Common Shares issued or to be issued in respect of acquisitions of securities or assets of any Persons in connection with contracts entered into prior to the date hereof (which in the aggregate do not exceed 110,000 Common Shares), commitments by the Company to issue, transfer, or sell (either written or oral, formal or informal, firm or contingent) shares of or interests in the capital stock or, except for the Company's obligations to use its best efforts to effect the registration under the Securities Act of 8% Senior Notes to be issued in exchange for 8% Senior Notes of the Company issued in a private offering, other securities of the Company (whether debt, equity, or a combination thereof) or obligating the Company to grant, extend or enter into any such agreement or commitment. No securities of the Company carry, and no shareholder of the Company has been granted, any preemptive rights. The Company is not obligated under any agreement, arrangement or understanding to redeem or otherwise purchase any of its shares of capital stock. SCHEDULE 5.2 to the Disclosure Statement lists, by creditor, the total Indebtedness for Borrowed Money of the Company and its Subsidiaries as of May 1, 1999.

                  5.3 FINANCIAL STATEMENTS AND REPORTS; ABSENCE OF UNDISCLOSED LIABILITIES. The Company has filed all forms, reports and documents with the Securities and Exchange Commission required to be filed by it pursuant to the Exchange Act, and the rules and regulations promulgated thereunder, all of which have complied in all material respects with the applicable requirements of the Exchange Act, and such rules and regulations (hereinafter collectively referred to as the "Company Reports"). None of the Company Reports, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission applied on a consistent basis (except as otherwise noted in such financial statements) and present fairly in all material respects the financial position, results of operations, cash flows and changes in financial position of the Company and its consolidated Subsidiaries as of the dates stated or the periods indicated, subject, in the case of unaudited interim consolidated financial statements, to normal year-end adjustments. Except as reflected in the most recent financial statements of the Company included in the Company Reports or obligations incurred for the payment of money only in the ordinary course of business consistent with past practice since the date of the most recent balance sheet included in the Company Reports, the Company does not have any material liabilities or obligations of any nature, whether accrued, contingent or otherwise and whether due or to become due.

                  5.4 SECURITIES. The Conversion Shares issuable upon conversion of the Purchased Shares have been duly authorized and reserved for issuance and, following issuance and delivery of the Purchased Shares in accordance with this Agreement, upon conversion in accordance with the terms of the Purchased Shares, the Conversion Shares shall be validly issued, fully paid, and nonassessable and will be free of restrictions on transfers other than restrictions contained in this Agreement and under applicable state and federal securities laws. The Warrant Shares issuable upon exercise of the Warrant and the Contingent Shares issuable upon exercise of the First Contingent Warrant and the Second Contingent Warrant have been duly authorized and reserved for issuance and, when payment is made therefor in accordance with the Warrant or the First Contingent Warrant or the Second Contingent Warrant, as the case may be, shall be validly issued, fully paid, and nonassessable and will be free of restrictions on transfers other than restrictions contained in this Agreement and under applicable state and federal securities laws and subject to applicable provisions of the Ohio Control Share Acquisition Act.

                  5.5 SECURITIES LAWS. No consent, authorization, approval, permit, or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of either this Agreement, or the offer, issuance, sale, or delivery of the Purchased Shares, the Warrant, the Warrant Shares, the First Contingent Warrant, the Second Contingent Warrant, the Contingent Shares or the Conversion Shares to Purchaser (assuming the Conversion Shares are issued to Purchaser in conformity with the terms hereof and thereof) other than the qualification thereof or notification with respect thereto, if required, under applicable federal and state securities laws, which qualification or notification has been or will be effected as a condition of such sales. The Company has not: (a) issued any securities in violation of the requirements of Section 5 of the Securities Act or any other law; (b) violated any rule, regulation or requirement under the Securities Act or the Exchange Act; (c) issued any securities in violation of any state securities laws; or (d) redeemed any securities in violation of any applicable state or federal securities law or any agreement or contract governing the redemption of such securities.

                  5.6 NO PREEMPTIVE RIGHTS. No Person has any right of first refusal or any preemptive rights in connection with the issuance of the Purchased Shares or the Warrant, the issuance of the Warrant Shares upon exercise of the Warrant, the issuance of the Contingent Shares upon exercise of the First Contingent Warrant or the Second Contingent Warrant, the issuance of the Conversion Shares upon conversion of the Purchased Shares, or any future issuances of securities by the Company.

                  5.7 REGISTRATION RIGHTS. Except as set forth in SCHEDULE 5.7 to the Disclosure Statement and in the Registration Rights Agreement, the Company is not under any contractual obligation to register with the Commission any of its currently outstanding securities or any of its securities that may hereafter be issued, other than the Company's obligation to use its best efforts to effect the registration under the Securities Act of 8% Senior Notes.

                  5.8 COMPLIANCE WITH LAWS. Each of the Company and each Subsidiary is and has been in compliance in all respects with all applicable laws, ordinances, regulations and orders, including, without limitation Environmental, Health and Safety Laws, except to the extent that any such noncompliance would not have a material adverse effect on the business, assets, condition (financial or otherwise), earnings, results of operations or prospects of the Company.

                  5.9 LITIGATION. Except as described in SCHEDULE 5.9 to the Disclosure Statement, there is no claim, litigation, action, suit, proceeding, investigation or inquiry, administrative or judicial, at law, in equity or before or by any Governmental Body, pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its properties or assets, which if adversely determined would have a material adverse effect on the Company. There is no claim, litigation, action, suit or proceeding pending or, to the best knowledge of the Company, threatened against the Company for the purpose of enjoining or preventing the consummation of the transactions contemplated by this Agreement, or otherwise claiming that this Agreement, the transactions contemplated hereby, or the consummation thereof are improper. The Company and its properties and assets are not subject to any order, writ, injunction or decree of any court or any Governmental Body.

                  5.10 MATERIAL ADVERSE CHANGE. Except as disclosed in the Company Reports, there has not been any material adverse change in the business, assets, condition (financial or otherwise), earnings, results of operations or prospects of the Company and its Subsidiaries taken as a whole, since the date of the latest balance sheet filed in connection with the Company Reports.

                  5.11 YEAR 2000 COMPLIANCE. The Company and each Subsidiary are or will be, prior to December 31, 1999, Year 2000 Compliant.

                  5.12 SUBSIDIARIES. Except as set forth on SCHEDULE 5.12 to the Disclosure Statement, the Company has no subsidiaries and does not otherwise own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, joint venture or other entity or business concern.

                  5.13 MATERIAL CONTRACTS AND AGREEMENTS. SCHEDULE 5.13 to the Disclosure Statement lists all contracts, agreements, leases, commitments, instruments, arrangements and understandings, whether written or oral, to which the Company is a party and which are considered material contracts for purposes of Item 601 of Regulation S-K promulgated by the Commission under the Securities Act (the "Material Contracts"). The Material Contracts are valid and binding, are in full force and effect and are enforceable in accordance with their respective terms. Except for Permitted Liens, the Company has not assigned, mortgaged, pledged, encumbered or otherwise hypothecated any of its right, title and interest under the Material Contracts. Except as set forth on SCHEDULE 5.13 to the Disclosure Statement, neither the Company nor, to the best knowledge of the Company, any other party thereto is in violation of, or in default, in any material respect, in respect of any Material Contract. No notice has been received by the Company claiming any such violation or default by the Company or indicating the desire or intention of any other party thereto to amend, modify, rescind or terminate the same.

                  5.14 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets and good title to all its leasehold estates, in each case subject to no mortgage, pledge, lien, encumbrance or charge, other than Permitted Liens. With respect to the property and assets the Company leases, the Company is in compliance in all material respects with all terms of each such lease and holds a valid leasehold interest free of any liens, claims or encumbrances, other than Permitted Liens.

                  5.15 TAXES. The amount shown on the most recent financial statements included in the Company Reports as provision for taxes is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local and foreign taxes for the period then ended and all prior periods. The Company has filed or has obtained presently effective extensions with respect to all federal, state, county, local and foreign tax returns which have been required to be filed by it, such returns are true and correct and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. Except as set forth on SCHEDULE 5.15 to the Disclosure Statement, federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the best of the Company's knowledge, threatened.

                  5.16 PROPRIETARY RIGHTS. SCHEDULE 5.16 to the Disclosure Statement lists or describes all material patents, trademarks, service names, trade names, copyrights, licenses, trade secrets or other proprietary rights necessary to its business as now conducted or proposed to be conducted (the "Proprietary Rights"), together with a description of the Company's rights therein. The Company owns, or has the right to use all of the Proprietary Rights, and has taken all actions reasonably necessary to protect the Proprietary Rights. The Company has not received a notice that it is infringing upon or otherwise acting adversely to the right or claimed right of any Person under or with respect to any of the foregoing, and to the best knowledge of the Company there is no basis for any such claim. Except as set forth on Schedule
5.16 to the Disclosure Statement, the Company is not aware of any violation by a third party of any of the Proprietary Rights. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as proposed to be conducted. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees made prior to their employment by the Company, except for inventions that have been assigned to the Company.

                  5.17 AGREEMENTS OF EMPLOYEES. Except as set forth on SCHEDULE
5.17 to the Disclosure Statement, to the best knowledge of the Company, no officer, director, stockholder, or employee of the Company is a party to or bound by any agreement, contract, or commitment that materially and adversely affects the business, assets, condition (financial or otherwise), earnings, results of operations or prospects of the Company, or the right of any such person to participate in the Company's affairs and perform the duties of his office or capacity in connection therewith, or that obligates any such person to perform any duty for any prior employer or principals.

                  5.18 EMPLOYEES. To the best knowledge of the Company, no employee of or consultant to the Company is in violation of any term of any employment contract or any other contract or agreement relating to the relationship of any such person with the Company or any other party because of the nature of the business conducted or to be conducted by the Company.

To the best of knowledge of the Company, there is no information that is proprietary to another party that the Company is now utilizing that was provided by any employee of the Company. The Company is not aware of any key employee of the Company who has any plans to terminate his or her employment with the Company.

                  5.19 LABOR AGREEMENTS AND ACTIONS. Except as set forth on
SCHEDULE 5.19 to the Disclosure Statement, the Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. Except as described on SCHEDULE 5.19 to the Disclosure Statement, there is no strike or other labor dispute involving the Company pending, or, to the best knowledge of the Company, threatened, nor is the Company aware of any labor organization activity involving employees of the Company.

                  5.20 ENVIRONMENTAL MATTERS. Except as disclosed to Purchaser, the Company's ownership, operation and use of its properties have been and currently are in compliance in all respects with all applicable Environmental, Health and Safety Laws, except to the extent that any such noncompliance would not have a material adverse effect on the business, assets, condition (financial or otherwise), earnings, results of operations or prospects of the Company. Except as disclosed to Purchaser: (i) the Company is not currently liable for any penalties, fines, liens or forfeitures for its failure to comply with any Environmental, Health and Safety Laws, (ii) to the best of its knowledge, the Company does not have any liability under any Environmental Health and Safety Laws for personal injury, property damage, natural resource damage or cleanup obligations at or in connection with any of its properties, (iii) the Company is in compliance with, and is not in breach of or default under any writ, order, judgment, injunction, or decree issued pursuant to Environmental, Health and Safety Laws, (iv) the Company has obtained, or caused to be obtained, and is in compliance with all licenses, certificates, permits, approvals and registrations ("Licenses") required by Environmental, Health and Safety Laws for the Company's ownership of its properties and the operation of its business as presently conducted, (v) the Company is in compliance in all material respects with all terms, conditions and requirements of the Licenses, (vi) there are no administrative or judicial investigations, notices, claims or other proceedings pending or, to the Company's knowledge, threatened by any governmental authorities or third parties against the Company, its business, operations or any of the Company's property which question the validity or entitlement of the Company to any License required by the Environmental, Health and Safety Laws for the ownership of the property and the operations of the Company's business,
(vii) the Company has not performed, arranged for or allowed, by any method or procedure, the generation, manufacture, use, transportation, transfer, storage, treatment, spillage, leakage, dumping, pouring, emitting, discharging, releasing or disposing of Hazardous Substances or other waste in contravention of any Environmental, Health and Safety Laws or in a manner which would subject any of the Company's property or the Company to liability, (viii) the Company has not received notice that in relation to any of its property the Company is a potentially responsible party for a federal or state environmental cleanup site or for corrective action under CERCLA, RCRA or any other applicable Environmental, Health and Safety Laws, (ix) the Company has not received any written request for information in connection with any federal or state environmental cleanup site, or in connection with any of the sites where it has transported, transferred or disposed of Hazardous Substances or other wastes from any of the Company's property, and (x) to the extent that information has been disclosed to Purchaser under this SECTION 5.20, Seller has fully complied with all informational requests or demands arising under Environmental, Health and Safety Laws relating to such disclosure.

                  5.21 ERISA AND BENEFITS MATTERS. The most recent financial statements contained in the Company Reports reflects the approximate total pension, group health and other benefit expense for all "employee benefit plans" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all "employee pension benefit plans" (within the meaning of Section 3(2) of ERISA) of the Company for the 12-month period then ended, and no material funding changes or irregularities exist in said 12-month period which would cause such period not to be representative of most prior periods. Except (and to the extent) expressly set forth on SCHEDULE
5.21 to the Disclosure Statement, full payment has been made or accrued in the most recent financial statements contained in the Company Reports of all amounts which the Company is required to pay under the employee benefit plans and the employee pension benefit plans as of the last day of the most recent fiscal year of each of such plans ending prior to the date of this Agreement; and no accumulated funding deficiencies (as defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code of 1986, as amended (the "Code") , exist as of such date, whether or not waived. No transaction prohibited under Code Section 4975 and/or prohibited under ERISA Sections 406, 407 or 502(i) has occurred, nor is alleged by any third party to have occurred, with respect to the Company's employee benefit plans or employee pension benefit plans. A favorable determination letter has been issued by the Internal Revenue Service with respect to the tax-qualified status under Code Section 401(a) of each plan which is an employee pension benefit plan. With respect to the Company's benefit plans and any other employee pension benefit plan maintained by any member of a "controlled group" (as defined in ERISA Section 4001(a)(14)) which includes the Company, the Company does not have any direct or indirect liability under ERISA Title IV whatsoever to the Pension Benefit Guaranty Corporation or otherwise, including any withdrawal liability or other obligation to contribute to any "multiemployer pension plan" (as defined in ERISA Section 4001(a)(14)).

                  5.22 REPRESENTATIONS COMPLETE. No representation or warranty of the Company made in this Agreement or any Collateral Agreement, or in any schedule, document or certificate furnished pursuant to this Agreement or any Collateral Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading. There is no fact or circumstance which is not disclosed in this Agreement or the schedules to the Disclosure Statement which could reasonably be expected to have a material adverse effect on the Company's financial condition, operating results, assets, supplier relations, customer relations, employee relations or business prospects.

                                    SECTION 6

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

                  Purchaser represents and warrants as follows to the Company:

                  6.1 AUTHORITY. Purchaser has full power and authority to enter into this Agreement and the Collateral Agreements to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

                  6.2 ACCREDITED INVESTOR. Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Purchaser is able to bear the economic risk of the purchase of the Purchased Shares pursuant to the terms of this Agreement, including a complete loss of Purchaser's investment in the Purchased Shares.

                  6.3 INVESTMENT. Purchaser is acquiring the Purchased Shares and the Warrant for investment for Purchaser's own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that none of the Purchased Shares, the Warrant Shares or the Conversion Shares have been, nor will they be (other than in accordance with the terms of the Registration Rights Agreement referred to in Section 4.1(g)(ii)), registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein. Purchaser has not been formed for the specific purpose of acquiring the Purchased Shares, the Warrant, the Warrant Shares or the Conversion Shares.

                  6.4. RESTRICTIVE LEGENDS.

                  (a) Except as otherwise provided in this Section 6.4, each certificate for Purchased Shares, Warrant Shares initially issued upon the exercise of the Warrant, Conversion Shares initially issued upon the conversion of Series A Shares, and each certificate for Purchased Shares, Warrant Shares or Conversion Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act or the rules and regulations thereunder."

                  (b) Except as otherwise provided in this Section 6.4, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                                    SECTION 7

                      AFFIRMATIVE COVENANTS OF THE COMPANY

                  The Company, for itself and for each Subsidiary (including those that are hereafter formed or acquired), covenants to and agrees with Purchaser that, until the date on which Purchaser no longer owns any Common Shares or the date which is eleven (11) years from the Closing Date, whichever is earlier:

                  7.1 CORPORATE EXISTENCE. The Company, and each Subsidiary, shall maintain in full force and effect their respective corporate existences, rights, and franchises, and all material licenses, permits, authorizations, trademarks, trade names, copyrights, patents, or processes owned or possessed by them and necessary to the conduct of the Business and shall comply with all applicable laws and regulations, whether now in effect or hereafter enacted or promulgated by any governmental authority having jurisdiction.

                  7.2 TAXES. The Company and each Subsidiary shall timely pay and discharge, or cause to be timely paid and discharged, all taxes (including all employment and payroll taxes), assessments, and other governmental charges imposed upon them or any of their properties or in respect of their franchises or income; provided, however, that no such tax or charge need be paid if being contested in good faith by proceedings diligently conducted and if such reservation or other appropriate provisions, if any, as shall be required by GAAP shall have been made therefor.

                  7.3 INSURANCE. The Company and each Subsidiary shall maintain or cause to be maintained insurance with respect to their properties and businesses against such casualties and contingencies and in such types and amounts as is customary or as may be required by law in the case of corporations engaged in the same or similar Business. Certificates evidencing such insurance shall be delivered to Purchaser upon request.

                  7.4 FINANCIAL STATEMENTS. The Company shall deliver the following to Purchaser :

                  (a) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company: (i) a consolidated balance sheet of the Company and each Subsidiary as of the end of such year, a consolidated statement of income and of surplus for such year and a consolidated statement of changes in financial position during such year (collectively the "Annual Financial Statements") and annual financial statements which set forth in comparative form, if practicable, the corresponding figures for the preceding year and the budgeted figures for the then-current year; and (ii) an audit report on the Annual Financial Statements prepared by an accounting firm of nationally recognized standing reasonably satisfactory to Purchaser stating that
(x) the examination by such accountants with respect to the consolidated Annual Financial Statements was made in accordance with generally accepted auditing standards and (y) in the opinion of such accountants, the consolidated Annual Financial Statements present fairly the consolidated financial position of the Company, the consolidated results of its operations, and the changes in its consolidated financial position as of the dates and for the periods of time covered thereby in conformity with GAAP.

                  (b) As soon as available and in any event within forty-five
(45) days after the end of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and each Subsidiary as of the end of such period(s), a consolidated statement of income and surplus for such period(s) and the fiscal year to that date, and a consolidated statement of changes in financial position for the fiscal year to that date, subject to changes resulting from normal year-end adjustments, setting forth in each case in comparative form, if possible, the corresponding figures for the corresponding period of the preceding fiscal year and the corresponding figures for sales, gross profit, net income and the heading titled "EBIT" for the corresponding period for the budget for the current fiscal year. Such balance sheet and statements are to be certified by an officer of the Company as complete and accurate to the best of his information and belief, subject to normal year-end adjustments.

                  (c) Concurrent with the furnishing of the Annual Financial Statements pursuant to paragraph (a) and each of the quarterly statements pursuant to paragraph (b), a certificate of an officer of the Company which shall contain a statement, in form and substance satisfactory to Purchaser, to the effect that, to the best of his knowledge and belief, no Event of Default, or any event that, upon notice or lapse of time, or both, would constitute an Event of Default, has occurred without having been waived by Purchaser in writing, or if there shall have been an Event of Default not previously waived in writing pursuant to the provisions hereof, or an event that upon notice or lapse of time, or both, would constitute an Event of Default, such certificate shall disclose the details thereof. In each such certificate the officer of the Company shall also certify that the financial statements furnished pursuant to
(a) and (b) above were prepared in accordance with GAAP (except for the lack of footnotes).

                   (d) Within ten (10) days after transmission thereof, copies of all financial statements, proxy statements, reports and any other written communications which the Company sends to its shareholders and copies of all registration statements and all regular, special or periodic reports which it files with the Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's business.

                  (e) As soon as practicable after a request by Purchaser, the Company shall provide Purchaser with such information as it may reasonably require in order to effect timely and proper filing of any reports that Purchaser is required to submit to any governmental authority in connection with the business of the Company or any Subsidiary.

                  7.5 NOTICE OF DEFAULT. In the event that all or any portion of any Indebtedness for Borrowed Money of the Company or any Subsidiary shall be declared due and payable before its express maturity, or if the Company or any Subsidiary shall otherwise be in default under any agreement with respect to Indebtedness for Borrowed Money, the Company shall give written notice thereof to Purchaser within ten (10) days of the occurrence of each such event.

                  7.6 NOTICE OF COMMENCEMENT OF PROCEEDINGS OR CHANGE IN CONDITION. The Company shall give notice to Purchaser as soon as practicable and in any event within ten (10) days after the occurrence of any of the following events, stating in detail the nature thereof: (a) any proceeding instituted against the Company or any Subsidiary by or in any federal or state court or before any commission, board, or other regulatory body, federal, state, or local, that would be required to be disclosed under Section 5.9 if it had been in existence on or prior to the date of this Agreement; or (b) any condition or event which may have a materially adverse effect on the Company's business, assets, condition (financial or otherwise), earnings, results of operations or prospects.

                  7.7 APPLICATION OF PROCEEDS. The Company shall use the proceeds from the issuance of the Purchased Shares for reduction of outstanding indebtedness and general business purposes.

                  7.8 COMPLIANCE WITH LAW. The Company will comply in all material respects with all applicable laws (whether federal, state or local and whether statutory, administrative or judicial or other) and with every applicable lawful governmental order (whether administrative or judicial).

                  7.9 RULE 144A INFORMATION. The Company shall, upon the written request of Purchaser, provide to Purchaser and to any prospective institutional transferee designated by Purchaser, such financial and other information as is available to the Company or can be obtained by the Company without material expense and as Purchaser may reasonably determine is required to permit such transfer to comply with the requirements of Rule 144A promulgated under the Securities Act.

                  7.10 SECURITIES FILINGS. The Company will file all required forms, reports and documents with the Securities and Exchange Commission required to be filed by it pursuant to the Securities Act and the Exchange Act, and the rules and regulations promulgated thereunder, all of which will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, respectively, and such rules and regulations (hereinafter collectively referred to as the "Subsequent Reports"). None of the Subsequent Reports, at the time filed, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The financial statements of the Company included in the Subsequent Reports will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission applied on a consistent basis (except as otherwise noted in such financial statements) and will present fairly in all material respects the financial position, results of operations, cash flows and changes in financial position of the Company and its consolidated Subsidiaries as of the dates stated or the periods indicated, subject, in the case of unaudited interim consolidated financial statements, to normal year-end adjustments.

                  7.11 REGULATORY FILINGS. The Company shall file all Notification and Report Forms and related materials the Company may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart Scott Rodino Antitrust Improvements Act.

                  7.12 BOARD REPRESENTATION. The Company shall at all times cause the number of Purchaser's Nominees serving on the Board of Directors of the Company to be equal to the greater of (i) 20% of the number of members of the Board of Directors, or (ii) that number of members of the Board of Directors that corresponds most nearly to Purchaser's percentage ownership interest in the Company.

                  7.13 AMENDMENT TO ARTICLES. The Company shall submit to a vote of its shareholders at its 1999 annual meeting a proposal to amend its Articles of Incorporation to provide that Section 1701.831 of the Ohio Revised Code shall not apply to "control share acquisitions" (as defined in Section 1701.01 of the Ohio Revised Code) of shares of capital stock of the Company (the "Control Share Acquisition Proposal"). The Board of Directors shall recommend to the shareholders of the Company that they vote in favor of and adopt the Control Share Acquisition Proposal.

                                    SECTION 8

                        NEGATIVE COVENANTS OF THE COMPANY


The Company, for itself and for each Subsidiary (including those that are hereafter formed or acquired), covenants to and agrees with Purchaser that, until the date on which Purchaser no longer owns any Common Shares or the date which is eleven (11) years from the Closing Date, whichever is earlier, neither the Company nor any Subsidiary shall do any of the following without the prior written consent of Purchaser:

                  8.1 CORPORATE CHARTER; PURCHASED SHARES. The Company shall not, and shall not permit any of its Subsidiaries to, (a) amend its Articles of Incorporation or Code of Regulations, (b) amend, alter, change or modify in any way the preferences or rights of the Purchased Shares, the Warrant Shares, the Contingent Shares, the Conversion Shares or any class of equity securities of the Company having rights and preferences in parity with or senior to the Series A Shares or (c) adopt or approve what is commonly referred to as a "shareholder rights plan" or "poison pill".

                  8.2      INTENTIONALLY OMITTED.

                  8.3 DISSOLUTION OR LIQUIDATION. The Company shall not adopt any plan or arrangement for the dissolution or liquidation of the Company.

                  8.4 BOARD OF DIRECTORS. Subject to the Company's fulfillment of the condition contained in Section 4.1(h) hereof, the Company shall not increase or decrease the authorized number of directors constituting the Board of Directors.

                  8.5 DIVIDENDS AND DISTRIBUTIONS. The Company shall not, and shall not permit any of its Subsidiaries to, (a) declare or pay dividends or make other distributions (whether by reduction of capital or otherwise) with respect to the capital stock of the Company or any Subsidiary other than the Preferred Shares and dividends from the Subsidiaries to the Company; (b) purchase, redeem, retire or otherwise acquire any of its Common Shares or other capital stock now or hereafter outstanding, other than in a transaction or related transactions involving (i) payment by the Company of less than $250,000 in the aggregate or (ii) payment by any Subsidiary to its parent; (c) incur any indebtedness for the purpose of paying dividends or making other distributions; or (d) recapitalize, reorganize or restructure.

                  8.6 ENCUMBRANCES. The Company shall not, and shall not permit any Subsidiary to, create, incur, assume, or permit to exist, any Security Interest on any of its properties or assets whether now owned or hereafter acquired, other than Permitted Liens.

                  8.7 INTENTIONALLY OMITTED.

                  8.8 INCONSISTENT AGREEMENTS. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance by the Company of its obligations under this Agreement or the Collateral Agreements or which would be inconsistent with the obligations of the Company under this Agreement or the Collateral Agreements.

                  8.9 REGISTRATION RIGHTS. Except as provided in the Registration Rights Agreement, the Company shall not grant to any of its shareholders rights to register with the Commission any of the Company's securities.

                                    SECTION 9

                                    REMEDIES

                  9.1 INDEMNIFICATION. The Company shall defend, indemnify, and hold harmless Purchaser against all liability, loss, cost, damages, claims or expenses (including reasonable attorneys' fees) arising out of the breach by the Company of any of its representations and warranties hereunder or the nonfulfillment by the Company of any of its covenants contained herein.

                                   SECTION 10

                                  MISCELLANEOUS


                  10.1 EXPENSES. The Company will pay, or reimburse Purchaser and hold Purchaser harmless against liability for the payment of, all stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, purchase and delivery of the Purchased Shares and Warrant.

                  10.2 BINDING AGREEMENT; ASSIGNMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Purchaser shall not have the right to assign this Agreement or any of its rights and obligations hereunder without the prior written consent of the Company; provided, however, that Purchaser may assign this Agreement or any of its rights and obligations hereunder to any Affiliate of Purchaser without having to obtain the consent of the Company.


                  10.3 NOTICES. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar service) or three (3) business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the address shown in this Agreement for, or such other address as may be designated in writing hereafter by, such party:

                  (a)      If to Purchaser:

                           GE Lighting
                           1975 Noble Rd.
                           Cleveland, OH 44112
                           Attention:  President and Chief
                                               Executive Officer
                           Facsimile: (216) 266-8699

                  with a copy to:

                           GE Lighting
                           1975 Noble Rd.
                           Cleveland, OH 44112
                           Attention: General Counsel
                           Facsimile: (216) 266-3856

         (b)      If to the Company:

                           Advanced Lighting Technologies, Inc.
                           32000 Aurora Road
                           Solon, Ohio 44139
                           Attention:  CEO

                  with a copy to:

                           Cowden, Humphrey & Sarlson Co., L.P.A.
                           1414 Terminal Tower
                           Cleveland, Ohio 44113
                           Attention:  James S. Hogg, Esq.
                           Facsimile: (216) 241-2881

                  10.4 WAIVER. No delay on the part of any party hereto with respect to the exercise of any right, power, privilege, or remedy under this Agreement or the Collateral Agreements shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege, or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege, or remedy. No modification or waiver by either party hereto of any provision of this Agreement, the Collateral Agreements, the Warrant or of the Purchased Shares, or consent to any departure by the other party therefrom, shall be effective in any event unless in writing as set forth in Section 10.14, and then only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, each party hereto shall have the right to waive compliance by the other party with any of the provisions hereof, or to modify such provisions to a less restrictive obligation of the other party on such terms as such party shall determine, with or without prior notice to the other party.

                  10.5 REMEDIES. The rights, powers, privileges, and remedies hereunder, and under the Purchased Shares, the Warrant and the Collateral Agreements, are cumulative and not exclusive of any other right, power, privilege, or remedy the parties hereto would otherwise have.

                  10.6 ENTIRE AGREEMENT. This Agreement and the Collateral Agreements constitute the entire agreement and understanding among Purchaser and the Company, and supersede all prior agreements and understandings relating to the subject matter hereof.

                  10.7 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                  10.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  10.9 SEVERABILITY. Any provision of this Agreement or any Collateral Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or Collateral Agreement affecting the validity or enforceability of such provision in any other jurisdiction.

                  10.10 CROSS-REFERENCES. References in this Agreement or in any Collateral Agreement to any section are, unless otherwise specified, to such section of this Agreement or such Collateral Agreement, as the case may be.

                  10.11 HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

                  10.12 EXHIBITS AND SCHEDULES INCORPORATED. The exhibits and schedules to this Agreement are incorporated into and constitute an integral part of this Agreement.

                  10.13 CONFLICT. In the event, and to the extent, that any terms or provisions of the Company's Articles of Incorporation or Code of Regulations are amended after the date hereof in violation of Section 8.1 contrary to the terms of this Agreement, the terms of this Agreement shall control.

                  10.14 AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and Purchaser. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement.

                  10.15 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and Purchaser hereunder shall survive the Closing for a period of three (3) years commencing on the Closing Date.

                  10.16 COVENANTS OF CERTAIN SHAREHOLDERS. Alan J. Ruud shall vote all Common Shares held, beneficially and of record, by him individually and all Common Shares as to which he has voting power as voting trustee of the Ruud Voting Trust in favor of the Control Share Acquisition Proposal. Hellman Ltd. shall vote all Common Shares held, beneficially and of record, by it in favor of the Control Share Acquisition Proposal.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed in the name and on behalf of each of them by one of their respective officers, thereunto duly authorized, as of the date first above written.

                                   THE COMPANY:

                                   ADVANCED LIGHTING TECHNOLOGIES, INC.

                                   By: /s/ Wayne Hellman
                                      ---------------------------------
                                   Name: Wayne Hellman
                                         ------------------------------
                                   Title: CEO
                                          -----------------------------

                                   PURCHASER:

                                   GENERAL ELECTRIC COMPANY

                                   By: /s/ MS Zafirovski
                                      ---------------------------------
                                   Name: Mike S. Zafirovski
                                         ------------------------------
                                   Title: President and CEO
                                          -----------------------------
                                          GE Lighting
                                          -----------------------------

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the following shareholders of the Company are signing this Agreement solely for the purpose of evidencing their intent and agreement to be bound by the provisions of Section 10.16 hereof:

                                   Hellman Ltd.

                                   By: /s/ Wayne Hellman
                                      ---------------------------------
                                   Its: Managing Member
                                       --------------------------------
                                   /s/ Alan J. Ruud
                                   ------------------------------------
                                   Alan J. Ruud

                                   /s/ Alan J. Ruud
                                   ------------------------------------
                                   Alan J. Ruud, as voting trustee under Voting
                                   Trust Agreement dated January 2, 1998, as
                                   amended

EXHIBITS

1        Form of 1,000,000 Share Warrant
2.1      Amendment to Articles
2.2      Contingent Warrant Agreement

SCHEDULES TO DISCLOSURE STATEMENT

5.2      Indebtedness for Borrowed Money
5.7      Registration Rights
5.9      Material Litigation
5.12     List of Subsidiaries
5.13     Material Contracts
5.15     IRS Audits
5.16     Proprietary Rights
5.17     Certain Employee Agreements
5.19     Labor Agreements
5.21     Benefits Matters

                                    EXHIBIT 1
                                    ---------





                                SERIES A1 WARRANT
                          to Purchase Common Shares of
                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                               TABLE OF CONTENTS



SECTION                                                                                 PAGE
-------                                                                                 ----

1.       DEFINITIONS .....................................................................1
2.       EXERCISE OF WARRANT..............................................................5
         2.1.     Manner of Exercise......................................................5
         2.2.     Payment of Taxes........................................................6
         2.3.     Fractional Shares.......................................................6
         2.4.     Continued Validity......................................................6
3.       TRANSFER, DIVISION AND COMBINATION...............................................7
         3.1.     Transfer................................................................7
         3.2.     Division and Combination................................................7
         3.3.     Expenses................................................................7
         3.4.     Maintenance of Books....................................................7
4.       ADJUSTMENTS......................................................................7
         4.1.     Share Dividends, Subdivisions and Combinations..........................7
         4.2      Certain Other Distributions and Adjustments.............................8
         4.3.     Issuance of Additional Common Shares....................................8
         4.4.     Issuance of Warrants or Other Rights....................................9

         4.5.     Issuance of Convertible Securities......................................9
         4.6.     Superseding Adjustment.................................................10
         4.7.     Other Provisions Applicable to Adjustments Under This Section .........11
         4.8.     Reorganization, Reclassification, Merger, Consolidation or
                  Disposition of Assets..................................................13
         4.9.     Other Action Affecting Common Shares...................................13
5.       NOTICES TO WARRANT HOLDERS......................................................14
         5.1.     Notice of Adjustments..................................................14
         5.2.     Notice of Corporate Action.............................................14
6.       NO IMPAIRMENT...................................................................15
7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES; REGISTRATION
         WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY..................................15
8.       TAXING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS..............................16
9.       RESTRICTIONS ON TRANSFERABILITY.................................................16
         9.1.     Restrictive Legend.....................................................16
         9.2.     Notice of Proposed Transfers; Requests for Registration................16
10.      SUPPLYING INFORMATION...........................................................17
11.      LOSS OR MUTILATION..............................................................17
12.      OFFICE OF THE COMPANY...........................................................17
13.      FINANCIAL AND BUSINESS INFORMATION..............................................17
         13.1.    Quarterly Information..................................................17
         13.2.    Annual Information.....................................................18
         13.3.    Filings................................................................18
14.      LIMITATION OF LIABILITY.........................................................18
15.      MISCELLANEOUS...................................................................18
         15.1.    Nonwaiver and Expenses.................................................18
         15.2.    Notice Generally.......................................................19

         15.3.    Remedies...............................................................19
         15.4.    Successors and Assigns.................................................19
         15.5.    Amendment..............................................................19
         15.6.    Severability...........................................................20
         15.7.    Headings...............................................................20
         15.8.    Governing Law..........................................................20


SIGNATURES

EXHIBITS



Exhibit A - Subscription Form

Exhibit B - Assignment Form

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.


                                SERIES A1 WARRANT

                          To Purchase Common Shares of

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                  THIS IS TO CERTIFY THAT GENERAL ELECTRIC COMPANY, or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company"), up to 1,000,000 Common Shares (as hereinafter defined and subject to adjustment as provided herein) as described herein, in whole or in part, including fractional parts, at a purchase price of $.01 per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS
         -----------

                  Terms used in this Warrant have the respective meanings set forth below:

                  "Additional Issuance" shall have the meaning set forth in
Section 4.3(a).

                  "Additional Common Shares" shall mean all Common Shares issued by the Company after the date hereof, other than Conversion Shares, Contingent Shares or Warrant Shares.

                  "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving affect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Share or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of the Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking or valuation firm selected by Company is not acceptable to the Majority Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking or valuation firm, then the Majority Holders and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act, the Exchange Act and other federal securities laws.

                  "Common Share" shall mean (except where the context otherwise indicates) a Common Share, $0.001 par value, of the Company as constituted on the date hereof, and any capital stock into which such Common Share may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of Common Shares upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of capital stock of the Company and which is not subject to redemption and (ii) capital stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Shares of the Company in the circumstances contemplated by
Section 4.8.

                  "Contingent Shares" shall mean Common Shares to be issued upon the exercise of any right to purchase Common Shares pursuant to the Contingent Warrant Agreement.

                  "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement of even date herewith between the Company and General Electric Company.

                  "Conversion Shares" shall mean the Common Shares issued or issuable upon the conversion of the Series A Shares.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of capital stock or other securities that are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for 20 consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or
(iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

                  "Current Warrant Price" shall mean $.01 per Common Share.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean September 30, 2009.

                  "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "GE" shall mean General Electric Company, a New York corporation.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

                  "HSR Triggered Put" shall mean a put right under Section VII(c) of the Company's Second Amended and Restated Articles of Incorporation.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of Common Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

                  "NASDAQ Approval" shall mean approval of the transactions contemplated by the Stock Purchase Agreement by the shareholders of the Company pursuant to NASDAQ Rule 4460(i)(D).

                  "NASDAQ-NMS" shall mean the NASDAQ National Market System.

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Permitted Issuances" shall mean (a) the issuance or conversion of options issued to employees pursuant to any stock option plan or employee incentive plan approved by the Company's board of directors, (b) the issuance of Warrant Shares, Contingent Shares or Conversion Shares and (c) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided that (i) such contracts were entered into prior to September 30, 1999, and (ii) the number of Common Shares subject to this Subparagraph (c) shall not exceed 110,000 in the aggregate.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Purchase Price" shall mean $6.75 per Common Share (as the same may be adjusted from time to time to take into account any action taken by the Company in respect of its Common Shares, including, without limitation, stock splits, dividends, combinations and reclassifications).

                  "Registration Statement" shall have the meaning set forth in
Section 9.4.

                  "Restricted Common Shares" shall mean Common Shares that are, or upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Series A Shares" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

                  "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, of even date herewith, between GE and the Company.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, association or other business entity in respect of which that Person owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof, whether directly or indirectly through one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Share or of any interest in either thereof that would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Common Shares for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of Common Shares being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant Shares" shall mean the Common Shares issued or issuable to the Holders of Warrants upon exercise of the Warrants.

2.       EXERCISE OF WARRANT
         -------------------

                  2.1. MANNER OF EXERCISE. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), subject to the last sentence of this Section 2.1, Holder may exercise this Warrant, on any Business Day, for all or any part of 1,000,000 Common Shares. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 32000 Aurora Road, Solon, Ohio 44139, or at the office or agency designated by the Company pursuant to Section 12: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full Common Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or other payment as provided below and this Warrant, is received by the

Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price shall be made at the option of Holder by
(i) certified or official bank check, and/or (ii) by Holder's surrender to the Company of that number of Warrant Shares (or the right to receive such number of shares) or Common Shares having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing. This Warrant and Holder's right to exercise this Warrant shall, to the extent not previously exercised, terminate at such time as GE has received the Put Option Purchase Price (as defined in Section VII(c) of the Company's Second Amended and Restated Articles) upon an HSR Triggered Put.

                  2.2. PAYMENT OF TAXES. All Common Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

                  2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional Common Share upon exercise of any Warrant. If any fraction of a share would, but for this Section, be issuable upon exercise of this Warrant, in lieu of such fractional share, the Company may, at its option, pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of exercise or, if there is no Current Market Price on such date, $6.75 per whole Common Share, adjusted to reflect equitably share dividends, subdivisions and combinations after the date hereof.

                  2.4. CONTINUED VALIDITY. A holder of Common Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 15 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Common Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; PROVIDED, HOWEVER, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.       TRANSFER, DIVISION AND COMBINATION
         ----------------------------------

                  3.1. TRANSFER. Subject to compliance with Section 9 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1 or the office or agency designated by the Company pursuant to
Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 9, may be exercised by a new Holder for the purchase of Common Shares without having a new Warrant issued.

                  3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS
         -----------

                  Subject to NASDAQ Approval, the number of Common Shares for which this Warrant is exercisable shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below in accordance with Section 5.1.

                  4.1. SHARE DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                  (a) take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Common Shares,

                  (b) subdivide its outstanding Common Shares into a larger number of Common Shares, or

                  (c) combine its outstanding Common Shares into a smaller number of Common Shares,

then the number of Common Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares that a record holder of the same number of Common Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

                  4.2 CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS. (a) If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution of:

                  (i) cash,

                  (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised this Warrant.

                  (b) A reclassification of the Common Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into Common Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Shares of such shares of such other class of stock within the meaning of paragraph (a) above and, if the outstanding Common Shares shall be changed into a larger or smaller number of Common Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Common Shares within the meaning of Section 4.1.

                  4.3. ISSUANCE OF ADDITIONAL COMMON SHARES. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Common Shares or any security convertible or exchangeable into Additional Common Shares (an "Additional Issuance"), other than Permitted Issuances, in exchange for consideration in an amount per

Additional Common Share less than either the Purchase Price or the Current Market Price on the date of such Additional Issuance (before giving effect to such Additional Issuance), then, effective upon such Additional Issuance, the number of Common Shares subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Common Shares subject to purchase immediately before such Additional Issuance by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately prior to such Additional Issuance plus the number of Additional Common Shares so issued and the denominator of which shall be the number of Common Shares outstanding immediately prior to such issuance of Additional Common Shares plus the number of Common Shares which the aggregate consideration received by the Company for the total number of Additional Common Shares so issued would purchase at the greater of the Purchase Price or the Current Market Value at the time of such Additional Issuance. In computing adjustments under this paragraph, fractional interests in Common Shares shall be taken into account to the nearest one-thousandth of a share.

                  (b) The provision of paragraph (a) of Section 4.3 shall not apply to any issuance of Additional Common Shares for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of Common Shares for which this Warrant shall be exercisable shall be made under paragraph (a) of
Section 4.3 upon the issuance of any Additional Common Shares that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5.

                  4.4. ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which a Common Share is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than either the Purchase Price or the Current Market Price on the date of such issue or sale, then the number of Common Shares for which this Warrant is exercisable shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Common Shares issuable pursuant to all such warrants or other rights necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such warrants or other rights. No further adjustments of the number of Common Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Shares or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Shares upon such conversion or exchange of such Convertible Securities.

                  4.5. ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which a Common Share is issuable upon such conversion or exchange shall be less than either the Purchase Price or the Current Market Price on the date of such issue or sale, then the number of Common Shares for which this Warrant is exercisable shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Common Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities. No adjustment of the number of Common Shares for which this Warrant is exercisable shall be made under this Section 4.5 upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of Common Shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Common Shares for which this Warrant is exercisable have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of Common Shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

                  4.6. SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of Common Shares for which this Warrant is exercisable shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which Common Shares are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Common Shares that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of Additional Common Shares or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Common Shares or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of Common Shares for which this Warrant is exercisable shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  4.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of Common Shares for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) COMPUTATION OF CONSIDERATION. To the extent that any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Common Shares or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Common Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Common Shares or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Common Shares, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Common Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Common Shares issuable pursuant to the term of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Common Shares or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Shares, the Company shall be deemed to have received for such Additional Common Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of Common Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of Common Shares, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the Common Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) that is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) FRACTIONAL INTERESTS. In computing adjustments under this
Section 4, fractional interests in Common Shares shall be taken into account to the nearest 1/1000th of a share.

                  (d) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) ESCROW OF WARRANT SHARES. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Common Shares issuable upon exercise by reason of such adjustment shall be deemed the last Common Shares for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

                  (f) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking or valuation firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

                  (g) PROHIBITION ON ADJUSTMENT. The provisions of Section 4.3,
4.4 and 4.5 shall not operate to reduce the number of Common Shares subject to purchase upon exercise of this Warrant.

                  4.8. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Shares), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, Common Shares of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of Common Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.9. OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Company shall take any action in respect of its Common Shares, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of Holders, the number of Common Shares or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

5.       NOTICES TO WARRANT HOLDERS
         --------------------------

                  5.1. NOTICE OF ADJUSTMENTS. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action that requires or might require an adjustment or readjustment pursuant to
Section 4, the Company shall forthwith prepare and deliver to each Holder a signed copy of a certificate executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4.7 (a)), specifying the number of Common Shares for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2. NOTICE OF CORPORATE ACTION. If at any time

                  (a) the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, person or entity, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

6.       NO IMPAIRMENT
         -------------

                  The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the Common Shares issuable upon exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES;
         -----------------------------------------------
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY
         -----------------------------------------------------------

                  From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Common Shares that shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action that would result in an adjustment in the number of Common Shares for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any Common Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in

Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or such approval to be obtained or filing made.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS
         --------------------------------------------------

                  In the case of all dividends or other distributions by the Company to the holders of its Common Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY; REGISTRATIONS
         ----------------------------------------------

                  The Warrants and the Warrant Shares shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Share. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. RESTRICTIVE LEGEND. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended,
               and may not be transferred in violation of such Act
                    or the rules and regulations thereunder."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant or any Restricted Common Share, the holder of such Warrant or Restricted Common Share shall give written notice (a "Transfer Notice") to the Company of such Transfer. Each certificate, if any, evidencing such Restricted Common Share issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder that is reasonably acceptable to the Company such legend is not required in order to ensure compliance with the Securities Act.

                  9.3. REGISTRATION. Each holder of Warrant Shares has certain registration rights under the Registration Rights Agreement of even date herewith between the Company and General Electric Company, as amended from time to time. Any Holder may obtain a copy of such agreement by notice to the Company.

10.      SUPPLYING INFORMATION
         ---------------------

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Shares.

11.      LOSS OR MUTILATION
         ------------------

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      OFFICE OF THE COMPANY
         ---------------------

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.      FINANCIAL AND BUSINESS INFORMATION
         ----------------------------------

                  13.1. QUARTERLY INFORMATION. The Company will deliver to each Holder, as soon as practicable after the end of each of the first three quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flows of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP (without period-end adjustments or footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

                  13.2. ANNUAL INFORMATION. The Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:

                  (a) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

                  (b) audited consolidated statements of income and cash flows of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

                  13.3. FILINGS. The Company will file with the Commission all regular or periodic reports required pursuant to the Exchange Act and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its shareholders generally, and of each regular or periodic report (pursuant to the Exchange
Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which Common Shares are listed.

14.      LIMITATION OF LIABILITY
         -----------------------

                  No provision hereof, in the absence of affirmative action by Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Share or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.      MISCELLANEOUS
         -------------

                  15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in enforcing any of its rights, powers or remedies hereunder.

                  15.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           Advanced Lighting Technologies, Inc.
                           32000 Aurora Road
                           Solon, Ohio 44139
                           Attention: President
                           Telecopy Number: (440)519-0503

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, one Business Day after the same shall have been delivered to a nationally recognized courier service, or three Business Days after the same shall have been deposited, postage prepaid, in the United States mail. Failure or delay in receipt of copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  15.3. REMEDIES. Each holder of a Warrant or a Warrant Share, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  15.4. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Shares, and shall be enforceable by any such Holder or holder of Warrant Shares.

                  15.5. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Majority Holders; PROVIDED that no such Warrant may be modified or amended to reduce the number of Common Shares for which such Warrant is exercisable or to increase the price at which such Common Shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of each Holder.

                  15.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  15.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  15.8. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.


Dated:  ______________, 1999

                                        ADVANCED LIGHTING TECHNOLOGIES, INC.


                                         By:____________________________________
                                            Name:
                                            Title:




Attest:


By:__________________________________
    Name:
    Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Common Shares of ADVANCED LIGHTING TECHNOLOGIES, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________________ whose address is
____________________________ and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.


                                       _________________________________________
                                       (Name of Registered Owner)

                                       _________________________________________
                                      (Signature of Registered Owner)

                                       _________________________________________
                                       (Street Address)

                                       _________________________________________
                                       (City)             (State)     (Zip Code)




NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within warrant in every particular, without alteration or enlargement or any change whatsoever.

                                             EXHIBIT B

                                        ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

 Name and Address of Assignee                      No. of Common Shares
 ----------------------------                      --------------------








and does hereby irrevocably constitute and appoint ________________________ attorney-in-fact to register such transfer on the books of ADVANCED LIGHTING TECHNOLOGIES, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:____________________                   Print Name:_______________________

                                             Signature:_________________________

                                             Witness:___________________________





NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                   EXHIBIT 2.1
                                   -----------

     [INSERT TO ALT'S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION]
     -----------------------------------------------------------------------

         The following should be inserted as Paragraph 3 to Part A of the Fourth Article of ALT's Second Amended and Restated Articles of Incorporation:

3.       Series A Convertible Preferred Shares.

I. DEFINITIONS. For purposes of this Paragraph 3 of this Part A of this Article Fourth, the following terms shall have the following meanings:

         (a) "Additional Common Shares" shall mean Common Shares issued by the Corporation after the Effective Date.

         (b) "Additional Issuance" shall have the meaning ascribed to such term in Subsection V(c)(iii)(A) hereof.

         (c) "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving affect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Share or (iii) the fact that the Corporation may have no class of equity registered under the Exchange Act) based on the equity value of the Corporation, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Corporation and acceptable to the Majority Holders. If the investment banking or valuation firm selected by the Corporation is not acceptable to the Majority Holders and the Corporation and the Majority Holders cannot agree on a mutually acceptable investment banking or valuation firm, then the Majority Holders and the Corporation shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Corporation shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of these Third Amended and Restated Articles of Incorporation.

         (d) "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

         (e) "Closing Period" shall have the meaning ascribed to such term in Subsection VII(f) hereof.

         (f) "Common Shares" shall mean the Common Shares, par value one thousandth of one cent ($.001), of the Corporation.

         (g) "Contingent Shares" shall mean the Common Shares issued upon exercise of the Contingent Warrants.

         (h) "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement, dated the Effective Date, among the Original Purchaser, the Corporation, Hellman, Ltd., Wayne R. Hellman, Wayne R. Hellman, as voting trustee under Voting Trust Agreement dated October 10, 1995, Alan J. Ruud and Alan J. Ruud, as voting trustee under Voting Trust Agreement dated January 2, 1998.

         (i) "Contingent Warrants" shall mean the First Contingent Warrant and the Second Contingent Warrant issued under the Contingent Warrant Agreement, dated as of the Effective Date, between the Corporation and the Original Purchaser.

         (j) "Control Share Acquisition Resolution" shall mean the resolution to be voted upon by the shareholders of the Corporation at the Corporation's 1999 annual meeting to amend the Corporation's Articles of Incorporation to provide that Section 1701.831 of the Ohio Revised Code shall not apply to "control share acquisitions" (as defined in Section 1701.01 of the Ohio Revised Code) of shares of capital stock of the Corporation.

         (k) "Conversion Ratio" shall have the meaning ascribed to such term in Subsection V(a) hereof.

         (l) "Conversion Shares" shall mean the Common Shares to be issued upon the conversion of Series A Preferred Shares.

         (m) "Convertible Securities" shall mean evidences of indebtedness, shares of capital stock or other securities that are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

         (n) "Corporation Put Right Notice" shall have the meaning ascribed to such term in Subsction VII(e) hereof.

         (o) "Credit Agreements" shall have the meaning ascribed to such term in Subsection VII(f) hereof.

         (p) "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for 20 consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or (iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Corporation or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Corporation.

         (q) "Effective Date" shall mean the date on which the Amendment to these Articles of Incorporation designating the Series A Preferred Shares became effective.

         (r) "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

         (s) "Governmental Approval" shall have the meaning ascribed to such term in Subsection VII(c) hereof.

         (t) "Indebtedness for Borrowed Money" shall mean as to any Person, at a particular time, all items which constitute, without duplication (a) indebtedness for borrowed money, (b) indebtedness in respect of the deferred purchase price of property, (c) indebtedness evidenced by notes, bonds, debentures or similar instruments, (d) capital lease obligations (i.e., obligations with respect to leases which are required to be capitalized for financial reporting purposes in accordance with GAAP), (e) all obligations of such Person in respect of capital stock subject to mandatory redemption or redemption at the option of the holder thereof, in whole or in part, and (f) all contingent obligations of such Person in respect of any of the foregoing. As to the Corporation and any Subsidiary, the term Indebtedness for Borrowed Money shall not include indebtedness to the Corporation from any Subsidiary, indebtedness to any Subsidiary from the Corporation or indebtedness to any Subsidiary from any Subsidiary.

         (u) "Liquidation Preference Amount" shall have the meaning ascribed to such term in Subsection III(a) hereof.

         (v) "Majority Holders" shall mean the holders of Series A Preferred Shares convertible into more than 50% of the aggregate number of Conversion Shares then issuable upon conversion of all then outstanding Series A Preferred Shares.

         (w) "NASDAQ Approval" shall mean approval of the transactions contemplated by the Stock Purchase Agreement by the shareholders of the Corporation pursuant to NASDAQ Rule 4460(i)(D).

         (x) "Original Purchaser" shall mean General Electric Company, a New York corporation.

         (y) "Other Property" shall have the meaning ascribed to such term in Subsection V(c)(viii) hereof.

         (z) "Permitted Issuances" shall mean (i) the issuance or conversion of options issued pursuant to any stock option plan, employee incentive plan, employee stock purchase plan or employee retirement and savings plan approved by the Corporation's Board of Directors, (ii) the issuance of Conversion Shares, Contingent Shares or Warrant Shares, and (iii) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided (A) such contracts were entered into prior to September 30, 1999, and (B) the number of Common Shares subject to this subclause (iii) shall not exceed 110,000 in the aggregate.

         (aa) "Person" shall mean any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

         (bb) "Preferred Shares" shall mean the Series A Preferred Shares and the shares of any other series of Preferred Shares created in accordance with these Articles of Incorporation.

         (cc) "Purchase Price" shall mean $6.75 per Common Share (as the same may be adjusted from time to time to take into account any action by the Corporation in respect of its Common Shares, including, without limitation, stock splits, dividends, combinations and reclassifications).

         (dd) "Put Option" shall have the meaning ascribed to such term in Subsection VII(h) hereof.

         (ee) "Put Option Date" shall have the meaning ascribed to such term in Subsection VII(h) hereof.

         (ff) "Put Option Notice" shall have the meaning ascribed to such term in Subsection VII(h) hereof.

         (gg) "Put Option Purchase Price" shall have the meaning ascribed to such term in Subsection VII(h) hereof.

         (hh) "Put Shares" shall have the meaning ascribed to such term in Subsection VII(h) hereof.

         (ii) "Redemption Date" shall have the meaning ascribed to such term in Subsection VI(a) hereof.

         (jj) "Redemption Notice" shall have the meaning ascribed to such term in Subsection VI(c) hereof.

         (kk) "Redemption Price" shall have the meaning ascribed to such term in Subsection VI(a) hereof.

         (ll) "Second Occurrence Failure" shall have the meaning ascribed thereto in the Contingent Warrant Agreement.

         (mm) "Series A Preferred Shares" shall mean the Series A Convertible Preferred Shares, par value one thousandth of one cent ($.001), of the Corporation.

         (nn) "Stock Purchase Agreement" shall mean the Stock Purchase Agreement dated September 28, 1999, between Advanced Lighting Technologies, Inc., an Ohio corporation, and the Original Purchaser.

         (oo) "Stock Plans" shall mean the Corporation's 1995 Incentive Award Plan, the Corporation's Billion Dollar Market Capitalization Incentive Award Plan, the Corporation's 1998 Incentive Award Plan, the Corporation's Employee Stock Purchase Plan and the Corporation's 401(k) Retirement and Savings Plan.

         (pp) "Subsequent Closing Period" shall have the meaning ascribed to such term in Subsection VII(f) hereof.

         (qq) "Subsidiaries" shall mean any other corporations of which more than 50% of the outstanding shares of capital stock having ordinary voting power for the election of directors is owned directly or indirectly by the Corporation, by the Corporation and one or more Subsidiaries, or by one or more other Subsidiaries.

         (rr) "Warrant" shall mean the warrant in the form of EXHIBIT 1 attached to the Stock Purchase Agreement for the right to purchase additional Common Shares.

         (ss) "Warrant Shares" shall mean Common Shares to be issued upon exercise of the Warrant.

II. DIVIDENDS. No dividends shall be declared and set aside for any Series A Preferred Shares of the Corporation except in the event that the Board of Directors of the Corporation shall declare a dividend payable upon the then outstanding Common Shares of the Corporation, in which event the holders of the Series A Preferred Shares shall be entitled to the amount of dividends per share as would be declared payable on the number of Common Shares into which each Series A Preferred Share held by each holder thereof could be converted pursuant to the provisions of Subsection V hereof, such number determined as of the record date for the determination of holders of Common Shares entitled to receive such dividend.

III.   LIQUIDATION, DISSOLUTION OR WINDING UP.

         (a) TREATMENT AT LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series A Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Shares by reason of their ownership thereof, the amount of $27.00 per Series A Preferred Share (as adjusted for any stock dividends, combinations or splits with respect to such shares), plus interest thereon calculated at a rate per annum equal to 8% compounded annually from the date of issuance of each Series A Preferred Share until the date of payment (the "Liquidation Preference Amount"). Interest shall be determined on the basis of a 365 day year for the actual number of days elapsed from the date of issuance until the date of payment. If upon the occurrence of any liquidation, dissolution or winding up, the assets and surplus funds required to be distributed among the Series A Preferred Shares shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and surplus funds of the Corporation legally available for distribution shall be distributed among the holders of the Series A Preferred Shares so that all holders of Series A Preferred Shares shall receive an amount per share pro rata in accordance with the preferential amount payable with respect to each Series A Preferred Share. After payment to the holders of the Series A Preferred Shares of the amounts set forth above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Shares in proportion to the Common Shares then held by them; provided, however, that the holders of Series A Preferred Shares shall be entitled by reason of their ownership thereof to participate in any such distribution of any remaining assets or surplus funds to the holders of the Common Shares as if the holders of the Series A Preferred Shares converted such securities into Common Shares at the Conversion Ratio set forth in Subsection V below (as adjusted as set forth herein) immediately prior to the date of such event in addition to receipt of the amounts to which they are entitled on account of their ownership of the Series A Preferred Shares as set forth above.

         (b) TREATMENT OF REORGANIZATIONS, CONSOLIDATIONS, MERGERS, AND SALES OF ASSETS. For purposes of this Section III, any acquisition of the Corporation by means of (i) consolidation, merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary, or (ii) a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation and the holders of the Series A Preferred Shares, at their option, shall have the right to receive, in lieu of the preferential distributions described in this Section III, at the closing, the same consideration per share payable to holders of the Common Shares as if the holders of the Series A Preferred Shares converted such securities into Common Shares at the Conversion Ratio set forth in Section V below (as adjusted as set forth herein) immediately prior to the closing of such transaction.

         (c) DISTRIBUTIONS OTHER THAN CASH. Whenever a distribution provided for in this Section III shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

IV.      VOTING.

         (a) GENERAL. In addition to special voting rights provided by applicable law, each holder of Series A Preferred Shares shall be entitled to vote on all matters and shall be entitled to cast four (4) votes for each Series A Preferred Share held at the record date for the determination of shareholders entitled to vote on such matter or, if no record date is established, at the date such vote is taken or any written consent of shareholders is first executed, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. Notwithstanding any adjustment to the Conversion Ratio (as defined in Section V) pursuant to Section V, Section VI or Section VII hereof, no holder of Series A Preferred Shares shall at any time be entitled to cast more than four (4) votes for each Series A Preferred Share held by such holder. In all cases where the holders of Series A Preferred Shares have the right to vote separately as a class, such holders shall be entitled to one vote for each such share held by them.

       (b) SPECIAL MEETINGS. The holders of at least a majority of the aggregate number of Series A Preferred Shares then outstanding (evidenced in writing by such holders or by vote at a meeting of shareholders called for such purpose) shall have the right at any time to call for a special meeting of the Board of Directors of the Corporation for such specified purposes as such holders may deem desirable. Such special meeting shall be convened in accordance with the applicable notice provisions of the Corporation's Code of Regulations.

V. CONVERSION. The holders of Series A Preferred Shares shall have conversion rights as follows:

        (a) OPTIONAL CONVERSION; FRACTIONAL SHARES. Each issued and outstanding Series A Preferred Share shall be convertible, at the option of the holder thereof, at any time and from time to time without the payment of additional consideration, at the office of the Corporation or any transfer agent for such stock, into 4 fully paid and nonassessable Common Shares (the "Conversion Ratio"). The Corporation shall not be required to issue a fractional Common Share upon conversion of any Series A Preferred Share. If any fraction of a share would, but for this provision, be issuable upon conversion of a Series A Preferred Share, in lieu of such fractional share, the Corporation may, at its option, pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of conversion.

        (b) RESERVATION OF COMMON SHARES. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of issuance upon the conversion of the Series A Preferred Shares, such number of Common Shares issuable upon the conversion of all outstanding Series A Preferred Shares. All Common Shares which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such Common Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Common Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

        (c) ADJUSTMENTS. Subject to NASDAQ Approval, the following adjustments shall apply as set forth in this Section V. The Corporation shall give each holder of Preferred Shares notice of any event described below in accordance with Section V(d) below.

                (i) SHARE DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Corporation shall:


                                (A) take a record of the holders of its Common
                Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Common Shares,

                                (B) subdivide its outstanding Common Shares
                into a larger number of Common Shares, or

                                (C) combine its outstanding Common Shares into
                a smaller number of Common Shares,

  then, the Conversion Ratio shall be adjusted such that the number of Common Shares into which each Series A Preferred Share is convertible immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares that a record holder of the same number of Common Shares into which a Series A Preferred Share is convertible immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

                (ii) CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS.


                                (A) If at any time the Corporation shall take a
                record of the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution of:

                                          (1) cash,


                                          (2) any evidences of its
                            indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), or

                                          (3) any warrants or other rights to
                            subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), then, the holders of Series A Preferred Shares shall be entitled to receive such dividend or distribution as if such holder had converted such Series A Preferred Shares into Common Shares.


                                (B) A reclassification of the Common Shares
                (other than a change in par value, or from par value to no par value or from no par value to par value) into

                Common Shares and shares of any other class of stock shall be deemed a distribution by the Corporation to the holders of its Common Shares of such shares of such other class of stock within the meaning of Subsection (c)(ii)(A) above and, if the outstanding Common Shares shall be changed into a larger or smaller number of Common Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Common Shares within the meaning of Subsection (c)(i) hereof.

                  (iii)    ISSUANCE OF ADDITIONAL COMMON SHARES.

                                (A) If at any time the Corporation shall
                (except as hereinafter provided) issue or sell any Additional Common Shares (an "Additional Issuance"), other than Permitted Issuances, in exchange for consideration in an amount per Additional Common Share less than either the Purchase Price or the Current Market Price on the date of such Additional Issuance (before giving effect to such Additional Issuance) then, effective at the time of such Additional Issuance, the number of Common Shares which will be issued upon conversion of the Series A Preferred Shares shall be increased to a number determined by multiplying the number of Common Shares subject to issuance upon conversion of the Series A Preferred Shares immediately before such Additional Issuance by a fraction, the numerator of which shall be the number of Common Shares immediately after giving effect to such Additional Issuance (calculated on a Fully Diluted Basis) and the denominator of which shall be the sum of:

                                    (1) the number of Common Shares outstanding
                  immediately before giving effect to such Additional Issuance (calculated on a Fully Diluted Basis), plus

                                    (2) the number of Common Shares that the
                  aggregate consideration received by the Corporation with respect to such Additional Issuance would purchase at the "Calculation Price" on the date of such Additional Issuance (before giving effect to such Additional Issuance).

              For purposes of the preceding calculation, the term "Calculation Price" shall mean (a) the Purchase Price if the consideration received per Additional Common Share is less than the Purchase Price but greater than the Current Market Price, (b) the Current Market Price if the consideration received per Additional Common Share is less than the Current Market Price but greater than the Purchase Price and (c) the greater of the Purchase Price and the Current Market Price if the consideration received per Additional Common Share is less than both the Purchase Price and the Current Market Price.

              In computing adjustments under this Subsection, fractional interests in Common Shares shall be taken into account to the nearest one-thousandth of a share.



                            (B) Subsection (c)(iii)(A) shall not apply to any
              issuance of Additional Common Shares for which an adjustment is provided under Subsections (c)(i) and (c)(ii). No adjustment of the number of Common Shares into which the Series A Preferred Shares are convertible shall be made under Subsection (c)(iii)(A) upon the issuance of any Additional Common Shares that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Subsections (c)(iv) and (c)(v).

                  (iv) ISSUANCE OF WARRANTS OR OTHER RIGHTS. If at any time the Corporation shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which a Common Share is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than either the Purchase Price or the Current Market Price on the date of such issue or sale, then the number of Common Shares which will be issued upon conversion of the Series A Preferred Shares shall be adjusted as provided in Subsection (c)(iii)(A) on the basis that the maximum number of Additional Common Shares issuable pursuant to all such warrants or other rights necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Corporation shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such warrants or other rights. No further adjustments to the number of Common Shares which will be issued upon conversion of the Series A Preferred Shares shall be made upon the actual issue of Common Shares or of Convertible Securities upon exercise of warrants or other rights contemplated by this Subsection (c)(iv) or upon the actual issue of Common Shares upon conversion or exchange of Convertible Securities contemplated by this Subsection (c)(iv).

                  (v) ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Corporation shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which a Common Share is issuable upon such conversion or exchange shall be less than either the Purchase Price or the Current Market Price on the date of such issue or sale, then the number of Common Shares which will be issued upon conversion of the Series A Preferred Shares shall be adjusted as provided in Subsection (c)(iii)(A) on the basis that the maximum number of Additional Common Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Corporation shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities. No adjustment to the number of Common Shares into which the Series A Preferred Shares are convertible shall be made under this Subsection (c)(v) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Subsection (c)(iv). No further adjustments of the number of Common Shares into which the Series A Preferred Shares are convertible shall be made upon the actual issue of such Common Shares upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Common Shares into which the Series A Preferred Shares are convertible have been or are to be made pursuant to other provisions of this Subsection (c), no further adjustments of the number of Common Shares into which the Preferred Shares are convertible shall be made by reason of such issue or sale.

                  (vi) SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of Common Shares into which the Series A Preferred Shares are convertible shall have been made pursuant to Subsections (c)(iv) and
(c)(v) as the result of any issuance of warrants, rights or Convertible Securities,

                           (A) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or


                           (B) the consideration per share for which Common Shares are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then the previous adjustment made to the number of Common Shares into which the Preferred Shares are convertible shall be rescinded and annulled and the Additional Common Shares that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                           (C) treating the number of Additional Common Shares or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                           (D) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Common Shares or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of Common Shares into which the Series A Preferred Shares are convertible shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  (vii) OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments to the number of Common Shares into which the Series A Preferred Shares are convertible provided for in this Subsection (c):

                           (A) COMPUTATION OF CONSIDERATION. To the extent that any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Common Shares or any Convertible Securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be the amount of the cash received by the Corporation therefor, or, if such Additional Common Shares or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Common Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Corporation. In case any Additional Common Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Common Shares or Convertible Securities shall be issued in connection with any merger in which the Corporation issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Corporation, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Common Shares, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Common Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights plus the additional consideration payable to the Corporation upon exercise of such warrants or other rights. The consideration for any Additional Common Shares issuable pursuant to the term of any Convertible Securities shall be the consideration received by the Corporation for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Common Shares or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Shares, the Corporation shall be deemed to have received for such Additional Common Shares or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                           (B) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Subsection (c) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment to the number of Common Shares into which the Series A Preferred Shares are convertible that would otherwise be required may be postponed (except in the case of a subdivision or combination of Common Shares, as provided for in Subsection (c)(i)) up to, but not beyond the date of conversion if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the Common Shares into which the Series A Preferred Shares are convertible immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) that is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Subsection (c) and not previously made, would result in a minimum adjustment or on the date of conversion. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                           (C) FRACTIONAL INTERESTS. In computing adjustments under this Subsection (c), fractional interests in Common Shares shall be taken into account to the nearest 1/1000th of a share.

                           (D) WHEN ADJUSTMENT NOT REQUIRED. If the Corporation shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                           (E) ESCROW OF SHARES. If after any property becomes distributable pursuant to this Subsection (c) by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, and the holders of Series A Preferred Shares convert such Series A Preferred Shares, any Additional Common Shares issuable upon exercise by reason of such adjustment shall be deemed the last Common Shares into which the Series A Preferred Shares have been converted (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for such holder by the Corporation to be issued to such holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Corporation and escrowed property returned to the Corporation.

                           (F) CHALLENGE TO GOOD FAITH DETERMINATION. Whenever the Board of Directors of the Corporation shall be required to make a determination in good faith of the fair value of any item under this Subsection (c), such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking or valuation firm of recognized national standing selected by the Corporation and acceptable to the Majority Holders.

                           (G) PROHIBITION ON ADJUSTMENT. The provisions of Subsections (c)(iii), (c)(iv) and (c)(v) shall not operate to reduce the number of Common Shares which will be issued upon conversion of the Series A Preferred Shares.

                  (viii) REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Corporation shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Corporation is not the surviving corporation or where there is a change in or distribution with respect to the Common Shares), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, Common Shares of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares of the Corporation, then each holder of Series A Preferred Shares shall have the right thereafter to receive, upon conversion of such Series A Preferred Shares, the number of Common Shares of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares into which the Series A Preferred Shares owned by such holder are convertible immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Corporation) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of the Series A Preferred Shares to be performed and observed by the Corporation and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Corporation) in order to provide for adjustments of Common Shares into which the Series A Preferred Shares are convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Subsection (c). For purposes of this Subsection (c)(viii), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Subsection (c)(viii) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  (ix) OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Corporation shall take any action in respect of its Common Shares, other than any action described in this Subsection (c), then, unless such action will not have a materially adverse effect upon the rights of holders of Series A Preferred Shares, the number of Common

Shares or other stock into which the Series A Preferred Shares are convertible shall be adjusted in such manner as may be equitable in the circumstances.

         (d)      NOTICES TO HOLDERS OF SERIES A PREFERRED SHARES.

                  (i) NOTICE OF ADJUSTMENTS. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action that requires or might require an adjustment or readjustment pursuant to Subsection (c), the Corporation shall forthwith prepare and deliver to each holder of Series A Preferred Shares, a signed copy of a certificate executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Subsection (c)(vii)(A), specifying the number of Common Shares into which the Series A Preferred Shares are convertible and (if such adjustment was made pursuant to Subsections
(c)(viii) or (c)(ix)) describing the number and kind of any other shares of stock or Other Property into which the Series A Preferred Shares are convertible, after giving effect to such adjustment or change. The Corporation shall keep at its office or agency copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of Series A Preferred Shares or any prospective purchaser of Series A Preferred Shares designated by a holder thereof.

                  (ii)     NOTICE OF CORPORATE ACTION.  If at any time:

                           (A) the Corporation shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                           (B) there shall be any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation or any consolidation or merger of the Corporation with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Corporation to, another corporation, person or entity, or

                           (C) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of such cases, the Corporation shall give to each holder of Series A Preferred Shares (A) at least 30 days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (B) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (B) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to each holder of Series A Preferred Shares at the last address of such holder appearing on the books of the Corporation.

VI.      REDEMPTION OF SERIES A PREFERRED SHARES.

         (a) MANDATORY REDEMPTION. The Corporation shall redeem all of the issued and outstanding Series A Preferred Shares on September 30, 2010 (the "Redemption Date"). The redemption price for the Series A Preferred Shares redeemed shall be the Liquidation Preference Amount (the "Redemption Price"). If on the Redemption Date the funds of the Corporation legally available are insufficient to redeem all of the Series A Preferred Shares, the number of Series A Preferred Shares legally permitted to be redeemed shall be redeemed and Series A Preferred Shares which the Corporation is legally unable to redeem shall be redeemed as soon thereafter as funds become legally available for such redemption. In addition, with respect to any Series A Preferred Shares that the Corporation is legally or otherwise unable to redeem within the one year period commencing on the Redemption Date and, if the Conversion Ratio has not been increased pursuant to Section VII, then, subject to NASDAQ Approval, the Conversion Ratio applicable to such Series A Preferred Shares shall increase from 4 Common Shares for each Series A Preferred Share to 8 Common Shares for each Series A Preferred Share and the holders of the Series A Preferred Shares shall have the right to convert such Series A Preferred Shares at any time prior to redemption thereof by the Corporation.

         (b) PRORATION. To the extent the Corporation is legally unable to redeem all Series A Preferred Shares on the Redemption Date, the Series A Preferred Shares to be redeemed shall be selected pro rata in accordance with the ratio the number of Series A Preferred Shares held by each respective holder bears to the total number of Series A Preferred Shares then issued and outstanding. Not less than 30 or more than 60 days' previous notice shall be given to the holders of record of the Series A Preferred Shares to be redeemed, by registered or certified mail, postage prepaid.

         (c) MECHANICS. At least 60 days prior to the Redemption Date, written notice (hereinafter referred to as the "Redemption Notice") shall be mailed, postage prepaid, to each holder of record of the Series A Preferred Shares, at its address shown on the records of the Corporation; PROVIDED, HOWEVER, that the Corporation's failure to give such Redemption Notice shall in no way affect its obligation to redeem Series A Preferred Shares as provided in Section VI(a) hereof. The Redemption Notice shall contain the following information:

                  (i) the number of Series A Preferred Shares held by the holder and the total number of Series A Preferred Shares held by all holders.

                  (ii) the Redemption Date and the applicable Redemption Price;

                  (iii) the number of Series A Preferred Shares to be redeemed; and

                  (iv) a statement that the holder is to surrender to the Corporation, at the place designated herein, its certificate or certificates representing the Series A Preferred Shares to be redeemed.

         (d) SURRENDER OF CERTIFICATES. Each holder of Series A Preferred Shares to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation, and thereupon the applicable Redemption Price for such shares as set forth in this Section 6 shall be paid to the order of the person whose name appears on such certificate or certificates and each surrendered certificate shall be cancelled and retired and new certificates representing any Series A Preferred Shares not redeemed shall be issued to the holder at no additional cost.

VII.     PUT OPTIONS.

         (a) GENERAL PUT OPTION. On September 30, 2004, the Majority Holders shall have the right to require the Corporation to purchase all or part of the Series A Preferred Shares that the Majority Holders then own at a purchase price equal to the Put Option Purchase Price. If the Corporation fails to so purchase any Put Shares under this Section VII(a) within any applicable Closing Period or any applicable Subsequent Closing Period (each as defined in clause (f) below), then, subject to NASDAQ Approval, the Conversion Ratio applicable to all outstanding Series A Preferred Shares shall increase from 4 Common Shares for each Series A Preferred Share to 8 Common Shares for each Series A Preferred Share.

         (b) OPT OUT/NASDAQ PUT. If either (i) the Control Share Acquisition Resolution is not approved by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation at the Corporation's 1999 annual meeting of shareholders, or (ii) NASDAQ Approval is not obtained at the Corporation's 1999 annual meeting of shareholders, then the Majority Holders shall have the right to require the Corporation to purchase all or part of the Series A Preferred Shares that the Majority Holders then own at a purchase price equal to the Put Option Purchase Price.

         (c) GOVERNMENTAL APPROVAL PUT. If within 365 days after the Original Purchaser has filed its Notification and Report Form as required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with a Second Occurrence Failure by the Corporation under the Contingent Warrant Agreement, the Corporation and the Original Purchaser are unable to obtain all governmental and other approvals required under any applicable laws, statutes, orders, rules, regulations or policies, or any guidelines promulgated thereunder, including, without limitation, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("Government Approval"), then the Majority Holders shall have the right to require the Corporation to purchase all or part of the Series A Preferred Shares that the Majority Holders then own at a purchase price equal to the Put Option Purchase Price.

         (d) OCCURRENCE BASED PUT. If the Corporation or any of its Subsidiaries shall (i) authorize or issue any shares of capital stock of any class or any options, warrants, or rights to purchase capital stock of any class or any securities convertible into capital stock of any class, other than (A) Conversion Shares issued upon conversion of the Series A Preferred Shares, (B) Warrant Shares issued upon exercise of the Warrant, (C) Common Shares issued to employees of the Corporation pursuant to the Stock Plans, (D) Contingent Shares issued upon exercise of the Contingent Warrants, (E) capital stock of any Subsidiary issued to the Corporation or any Subsidiary or (F) Common Shares issued to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided that (I) such contracts were entered into prior to September 30, 1999, and (II) the number of Common Shares subject to this subparagraph (F) shall not exceed 110,000 in the aggregate, or (ii) directly or indirectly sell, lease, or otherwise dispose of more than 10% of the properties and assets of the Corporation and its Subsidiaries on a consolidated basis, in the aggregate, to any Person (other than the Corporation any Subsidiary), whether in one transaction or in a series of transactions over any period of twelve consecutive months, or (iii) merge into or with or consolidate with any other Person other than a Subsidiary, or
(iv) create, incur, assume, or otherwise become or remain liable, directly or indirectly, for any Indebtedness for Borrowed Money that would cause the Corporation to have Indebtedness for Borrowed Money in excess of $210,000,000 in the aggregate at any time, whether by loan, guaranty, mortgage, or otherwise, excluding indebtedness incurred in connection with a redemption of Series A Preferred Shares, then in any such case the Majority Holders shall have the right to require the Corporation to purchase all or part of the Series A Preferred Shares that the Majority Holders then own at a purchase price equal to the Put Option Purchase Price. If the Corporation fails to so purchase any Put Shares under this Section VII(d) within any applicable Closing Period or any applicable Subsequent Closing Period, then, subject to NASDAQ Approval, the Conversion Ratio applicable to all outstanding Series A Preferred Shares shall increase from 4 Common Shares for each Series A Preferred Share to 8 Common Shares for each Series A Preferred Share.

         (e) MECHANICS. The Corporation shall deliver written notice to each holder of Series A Preferred Shares at such holder's address on the books and records of the Corporation of each event giving rise to a Put Option under clauses (b), (c) and (d) of this Section VII (the "Corporation Put Right Notice"). The Corporation Put Right Notice shall be mailed by first class certified mail, return receipt requested, no later than two (2) business days after the occurrence of the event giving rise to the Put Option. In order to exercise a Put Option under clause (b), (c) or (d) of this Section VII, a holder of the Series A Preferred Shares shall, no later than ninety (90) days after receipt of the Corporation Put Right Notice, send written notice to the Corporation specifying that the holder has elected to exercise its Put Option. In order to exercise a Put Option under clause (a) of this Section VII, a holder of the Series A Preferred Shares shall, no later than September 30, 2004, send written notice to the Corporation specifying that it has elected to exercise the Put Option.

         (f) CLOSING PERIOD. If the purchase or redemption of Put Shares under clauses (a), (b), (c) or (d), as the case may be, would not cause or constitute a default under any agreement or indenture relating to indebtedness of the Corporation then outstanding (collectively, the "Credit Agreements"), the closing of the purchase of Put Shares under this Section VII shall occur as soon as practicable after the delivery of a Put Option Notice with respect to such Put Shares on a date mutually acceptable to the Majority Holders and the Corporation, but in no event later than one year from the date of delivery of the applicable Put Option Notice (the "Closing Period"). If the Corporation may purchase part but not all of the Put Shares without causing a default under the Credit Agreements, the Corporation shall purchase, within the Closing Period, that number of Put Shares (pro rata from each holder based on the number of Put Shares held by each holder and the total number of Put Shares held by all holders) that it may purchase without causing or constituting a default under the Credit Agreements. Subject to any earlier conversion of any Put Shares, the Corporation shall from time to time purchase Put Shares at any time that any such purchase would not cause or constitute a default under the Credit Agreements. The closing of the purchase of any Put Shares under the preceding sentence shall occur as soon as practicable after the date that the determination is made that such purchase will not cause or constitute a default under the Credit Agreements on a date mutually acceptable to the Majority Holders and the Corporation, but in no event later than sixty (60) days after the date of such determination (each, a "Subsequent Closing Period"). Until purchased by the Corporation in accordance with the terms of this Section VII, the holders of the Put Shares shall have the right to convert Put Shares notwithstanding delivery of a Put Option Notice.

         (g) SURRENDER OF CERTIFICATES. Each holder of Put Shares to be purchased pursuant to a Put Option shall surrender the certificate or certificates representing all such Put Shares to the Corporation on or before the closing of the purchase of the Put Shares, and thereupon the applicable Put Option Purchase Price for such shares as set forth in this Section VII shall be paid to the order of the person whose name appears on such certificate or certificates for each Put Share purchased and each surrendered certificate shall be cancelled and retired and new certificates representing any Series A Preferred Shares not purchased shall be issued to the holder at no additional cost. If any Put Shares are not purchased within the Closing Period or Subsequent Closing Period, as the case may be, each certificate issued representing such shares shall bear a legend indicating the increase, if any, in the Conversion Ratio pursuant to this Section VII.

         (h) CERTAIN DEFINITIONS. For purpose of this Section VII, the following terms shall have the following meanings:

                  "Put Option" shall mean the option of the Majority Holders to require the Corporation to purchase the Series A Preferred Shares owned by the Majority Holders under clauses (a), (b), (c) and (d) of this Section VII.

                  "Put Option Date" shall mean the date on which the Original Purchaser has actual notice that an event giving rise to a Put Option under this
Section VII has occurred.

                  "Put Option Notice" shall mean the written notice sent by the Original Purchaser to the Corporation pursuant to which the Original Purchaser notifies the Corporation that it is exercising its Put Option right under clause
(a), (b), (c) or (d) of this Section VII.

                  "Put Option Purchase Price" shall mean the Liquidation Preference Amount.

                  "Put Shares" shall mean any Series A Preferred Shares with respect to which the Majority Holders have elected to exercise their right to require the Corporation to purchase under clauses (a), (b), (c) or (d) of this
Section VII.

VIII. NO REISSUANCE OF PREFERRED STOCK. No Series A Preferred Share or Series A Preferred Shares acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The President or any Vice President and the Secretary or any Assistant Secretary of the Corporation are hereby authorized and directed on behalf of the Corporation to file such documents from time to time as may be necessary to reduce the authorized number of Series A Preferred Shares accordingly.

                                   EXHIBIT 2.2
                                   -----------

                          CONTINGENT WARRANT AGREEMENT
                          ----------------------------


                  Intentionally omitted. See Annex B to this Proxy Statement for a conformed copy of original Contingent Warrant Agreement.

                                                                ANNEX B
                                                                -------
                                                                [CONFORMED COPY]



                          CONTINGENT WARRANT AGREEMENT
                          ----------------------------


         THIS CONTINGENT WARRANT AGREEMENT (this "Agreement"), dated as of September 30, 1999, is among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), General Electric Company, a New York corporation ("Purchaser"), Wayne R. Hellman ("Hellman"), Hellman, Ltd., an Ohio limited liability company ("Hellman Ltd."), Wayne R. Hellman, as voting trustee under Voting Trust Agreement dated October 10, 1995, Alan J. Ruud ("Ruud"), and Alan
J. Ruud, as voting trustee under Voting Trust Agreement dated January 2, 1998.

         The parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS

         The following terms when used in this Agreement shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "ACCOUNTANT'S CERTIFICATE" shall have the meaning provided in clause f. of Section 2.2.

         "AFFILIATE" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" shall mean this Contingent Warrant Agreement as originally executed and as amended, modified or supplemented from time to time.

         "APPRAISED VALUE" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving effect to the discount for (i) a minority interest, or (ii) any lack of liquidity of the Common Share, or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to Purchaser. If the investment banking or valuation firm selected by Company is not acceptable to Purchaser and the Company and Purchaser cannot agree on a mutually acceptable investment banking or valuation firm, then

Purchaser and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Agreement.

         "BUSINESS DAY" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

         "COMMON SHARES" shall mean the Common Shares, par value $.001, of the Company.

         "COMPANY" shall mean Advanced Lighting Technologies, Inc., an Ohio corporation.

         "COMPANY BENEFICIAL OWNER" shall have the meaning provided in Section 2.3.

         "CONTINGENT SHARES" shall have the meaning provided in Section 2.1.

         "CONVERSION SHARES" shall mean the Common Shares to be issued upon the conversion of Series A Shares.

         "CURRENT MARKET PRICE" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for twenty (20) consecutive Business Days immediately preceeding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or
(iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Company and Purchaser or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Company and one of which shall be selected by Purchaser.

         "EBITDA" shall mean, for any period and without duplication, net earnings (loss) of the Company and its Subsidiaries determined on a consolidated basis for such period plus the sum of the following amounts (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization expense for such period, plus (ii) Interest Expense for such period, plus (iii) the amount of any reduction pursuant to the proviso of the definition of Interest Expense in this Section 1, plus (iv) income tax expense in respect of such period, minus (v) extraordinary gains and gains from sales of assets for such period, plus (vi) extraordinary losses and losses from sales of assets for such period. EBITDA shall be determined using generally accepted accounting principles and practices in effect on the date of this Agreement.

         "EBITDA RATIO" shall mean, for any period of determination, the ratio of (i) EBITDA to (ii) Interest Expense.

         "EXCESS HELLMAN SHARES PROXY" shall mean the irrevocable proxy granted by Wayne R. Hellman, individually, Wayne R. Hellman, in his capacity as trustee of the Hellman Voting Trust, and Hellman Ltd. to Purchaser, the form of which is attached hereto as Exhibit A, to, among other things, vote the Excess Hellman Shares.

          "EXCESS HELLMAN SHARES" shall mean that number of Common Shares equal to the sum of the number of Hellman Option Shares and the Ruud Option Shares.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "FIRST CONTINGENT WARRANT" shall have the meaning provided in subclause (vi) of clause c. of Section 2.2.

          "FULLY DILUTED BASIS" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

         "GAAP" shall mean generally accepted accounting principles as in effect on the date hereof and consistently applied and maintained throughout the period indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall have the meaning ascribed thereto under GAAP.

         "GOVERNMENTAL BODY" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, in each case to the extent the same has jurisdiction over the Person or property in question, including, but not limited to, any governmental authority, agency, board, commission, court, department or instrumentality of the United States, any State of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory groups of which the Company, any Subsidiary or Purchaser is a member or is subject.

         "HELLMAN LTD." shall mean Hellman Ltd., an Ohio limited liability company.

         "HELLMAN OPTION SHARES" shall mean Common Shares owned by Wayne R. Hellman, individually, in an amount equal to fifty percent (50%) of the Total Option Shares.

         "HELLMAN OPTION SHARES PROXY" shall mean the irrevocable proxy granted by Wayne R. Hellman, individually, to Purchaser, the form of which is attached hereto as Exhibit B, to, among other things, vote the Hellman Option Shares.

         "HELLMAN SHARES" shall mean, collectively, all Common Shares held, of record or beneficially, by Wayne R. Hellman, individually, Wayne R. Hellman, in his capacity as trustee of the Hellman Voting Trust, and Hellman Ltd.

         "HELLMAN SHARES PROXY" shall mean the irrevocable proxy granted by Wayne R. Hellman, individually, Wayne R. Hellman, in his capacity as trustee of the Hellman Voting Trust, and Hellman Ltd. to Purchaser, the form of which is attached hereto as Exhibit C, to, among other things, vote the Net Hellman Shares.

         "HELLMAN VOTING TRUST" shall mean the Voting Trust Agreement, dated as of October 10, 1995, as amended, between Wayne R. Hellman, as voting trustee, and certain shareholders of the Company. As used herein, the term Hellman Voting Trust shall include any irrevocable proxies granted to Wayne R. Hellman with respect to shares withdrawn from the Hellman Voting Trust and deposited in margin accounts by the beneficial holders thereof.

         "INTEREST EXPENSE" shall mean, for any period (a) the total consolidated interest expense of the Company and its Subsidiaries determined on a consolidated basis and in any event shall include all interest expense with respect to any indebtedness in respect of which the Company or any Subsidiary is wholly or partially liable excluding interest on indebtedness to the Company from any Subsidiary and interest on indebtedness to any Subsidiary from the Company; provided, however, the amount of interest expense determined in accordance with GAAP for any period shall be reduced by any amortization of deferred financing costs in an amount up to but not exceeding $125,000 with respect to any single fiscal quarter, minus (b) gross interest income of the Company and its Subsidiaries determined on a consolidated basis.

         "NASDAQ APPROVAL" shall mean approval of the transactions contemplated by the Stock Purchase Agreement by the shareholders of the Corporation pursuant to NASDAQ Rule 4460(i)(D).

         "NET HELLMAN SHARES" shall mean the Hellman Shares less that number of Common Shares that are represented by the Hellman Option Shares Proxy plus the Ruud Option Shares Proxy.

         "NET RUUD SHARES" shall mean the Ruud Shares less that number of Common Shares that are represented by the Ruud Option Shares Proxy.

         "OPTION AGREEMENT" shall mean the Option Agreement, of even date herewith, among Purchaser, Hellman and Ruud, under which Purchaser is granted an option to purchase the Hellman Option Shares and the Ruud Option Shares.

         "PERMITTED ISSUANCES" shall mean (i) the issuance or conversion of options issued pursuant to any stock option plan, employee incentive plan, employee stock purchase plan or employee retirement and savings plan approved by the Company's Board of Directors, (ii) the issuance of Conversion Shares, Contingent Shares or Warrant Shares, and (iii) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided (A) such contracts were entered into prior to September 30, 1999, and (B) the number of Common Shares subject to this subclause (iii) shall not exceed 110,000 in the aggregate.

         "PERSON" shall mean any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

         "PREFERRED SHARES" shall mean the Series A Shares.

         "PROCEEDING" shall have the meaning provided in Section 2.3.

         "PURCHASER" shall mean General Electric Company, a New York corporation.

         "REQUIRED RATIO" shall mean 2 to 1.

         "RUUD OPTION SHARES" shall mean Common Shares owned by Alan J. Ruud, individually, in an amount equal to fifty percent (50%) of the Total Option Shares.

         "RUUD OPTION SHARES PROXY" shall mean the irrevocable proxy granted by Alan J. Ruud, individually, to Purchaser, the form of which is attached hereto as Exhibit D, to, among other things, vote the Ruud Option Shares.

         "RUUD SHARES" shall mean, collectively, all Common Shares held, of record or beneficially, by Alan J. Ruud, individually, and Alan J. Ruud, in his capacity as trustee of the Ruud Voting Trust.

         "RUUD SHARES PROXY" shall mean the irrevocable proxy granted by Alan J. Ruud, individually, and Alan J. Ruud, in his capacity as trustee of the Ruud Voting Trust, to Purchaser, the form of which is attached hereto as Exhibit E, to, among other things, vote the Net Ruud Shares.

         "RUUD VOTING TRUST" shall mean the Voting Trust Agreement, dated as of January 2, 1998, as amended, between Alan J. Ruud, as voting trustee, and certain shareholders of the Company. As used herein, the term Ruud Voting Trust shall include any irrevocable proxies granted to Alan J. Ruud with respect to shares withdrawn from the Ruud Voting Trust and deposited in margin accounts by the beneficial holders thereof.

         "SECOND CONTINGENT WARRANT" shall have the meaning provided in subclause (ii) of clause d. of Section 2.2.

         "SECOND OCCURRENCE FAILURE" shall have the meaning provided in clause
c. of Section 2.2.

         "SERIES A SHARES" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

         "STOCK PURCHASE AGREEMENT" shall mean the Stock Purchase Agreement, dated September 28, 1999, between the Company and Purchaser.

         "SUBSIDIARY" of the Company shall mean any other corporation of which more than 50% of the outstanding shares of capital stock having ordinary voting power for the election of directors is owned directly or indirectly by the Company, by the Company and one or more Subsidiaries, or by one or more other Subsidiaries.

         "THIRD OCCURRENCE FAILURE" shall have the meaning provided in clause d. of Section 2.2.

         "TOTAL OPTION SHARES" shall mean the number of Common Shares that when combined with all other Common Shares owned by Purchaser or its Affiliates at the time of determination will result in Purchaser having twenty-five percent (25%) of the voting power of the Company's capital stock. The time of determination of the Total Option Shares shall be the first Business Day immediately following Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure.

         "WARRANT" shall mean the warrant in the form of Exhibit 1 attached to the Stock Purchase Agreement.

         "WARRANT SHARES" shall mean Common Shares to be issued upon exercise of the Warrant.

                                    SECTION 2

                THE CONTINGENT WARRANTS AND THE CONTINGENT SHARES

         2.1 AUTHORIZATION OF THE CONTINGENT SHARES; AGREEMENT TO ISSUE SECURITIES AND PROVIDE FINANCIAL ACCOMMODATION. The Company has authorized the issuance and sale on the terms and subject to the conditions of this Agreement of such number of Common Shares as are necessary for the Company to fulfill its obligations under the provisions of Sections 2.2.c(vi) and 2.2.d(iii) of this Agreement (the "Contingent Shares"), in the event Purchaser exercises its rights under either or both of such Sections. This Agreement is and is intended to be an agreement for the issuance of securities by the Company and the providing of financial accommodation to the Company within the meaning of Section 365(c)(2) of Title 11 of the United States Code.

         2.2 EBITDA COVERAGE RATIO; VESTING OF RIGHTS UNDER WARRANTS; ISSUANCE OF CONTINGENT WARRANTS; PROXIES.

               a. The Company shall not permit the average of the Company's EBITDA Ratio for any two consecutive fiscal quarters, commencing with the average for the fiscal quarters ending September 30, 1999 and December 31, 1999, and continuing each fiscal quarter thereafter (each, a "Determination Period"), to be less than the Required Ratio.

               b.   Intentionally Omitted.

               c. Except as provided in clause e. below and subject to with the terms of the Ohio Control Share Acquisition Act, if applicable, upon the second occurrence of the EBITDA Ratio being ess than the Required Ratio for any Determination Period (a "Second Occurrence Failure"):

                    (i) The Hellman Shares Proxy shall become effective upon expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to the acquisition of an option and a proxy in respect of the Hellman Option Shares and the Ruud Option Shares pursuant to the Option Agreement, the Hellman Option Shares Proxy and the Ruud Option Shares Proxy (the "Option Waiting Period") and from and after such date Purchaser may exercise its rights under the Hellman Shares Proxy, including, without limitation, its rights to vote the Net Hellman Shares; and

                   (ii) The Hellman Option Shares Proxy shall become effective upon expiration of the Option Waiting Period and from and after such date Purchaser may exercise its rights under the Hellman Option Shares Proxy, including, without limitation, its rights to vote the Hellman Option Shares; and

                  (iii) The Ruud Option Shares Proxy shall become effective upon expiration of the Option Waiting Period and from and after such date Purchaser may exercise its rights under the Ruud Option Shares Proxy, including, without limitation, its rights to vote the Ruud Option Shares; and

                   (iv)  Purchaser shall exercise the Warrant; and

                    (v) Purchaser shall have the right and option to purchase the Ruud Option Shares and the Hellman Option Shares pursuant to the terms of the Option Agreement, the form of which is attached hereto as Exhibit F. The parties acknowledge and agree that in determining the number of Total Option Shares the Warrant Shares will be counted among the Common Shares owned by Purchaser. The Option Agreement shall provide, among other things, that the Options (as defined in the Option Agreement) may be exercised only after all governmental and regulatory approvals (including, without limitation, any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) necessary in connection with Purchaser's ownership of a 25% interest in the Company have been obtained and that the Option Period (as defined in the Option Agreement) shall be extended so that it expires on the later of: (A) the one-year anniversary of the date of Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure and (B) the close of business on the 30th day following receipt of all necessary governmental and regulatory approvals necessary in connection with Purchaser's ownership of a 25% interest in the Company; and

                    (vi) Subject to NASDAQ Approval, the Company shall issue to Purchaser a warrant in the form attached hereto as EXHIBIT 2.2(c) (the "First Contingent Warrant") granting Purchaser the right to purchase, in accordance with the terms set forth in such First Contingent Warrant and at the Current Market Price (determined at the time the event giving rise to the issuance of the First Contingent Warrant occurred), that number of additional Common Shares necessary to give Purchaser a majority of the voting power of the Company's capital stock (assuming for purposes of making such determination that (A) Purchaser has fully exercised the Warrant, (B) Purchaser has not transferred, or transferred the right to vote, any Warrant Shares, Preferred Shares or Conversion Shares, and (C) Purchaser has the power and authority to vote the Hellman Shares and the Ruud Shares). The First Contingent Warrant shall be delivered to Purchaser no later than the third Business Day following the Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure.

               d. Except as provided in clause e. below and subject to compliance with the terms of the Ohio Control Share Acquisition Act, if applicable, upon the third occurrence of the EBITDA Ratio being less than the Required Ratio for any Determination Period (a "Third Occurrence Failure"):

                    (i) The Ruud Shares Proxy shall become effective (provided the Option Waiting Period has lapsed as of such date) and from and after such date Purchaser may exercise its rights under the Ruud Shares Proxy, including, without limitation, its rights to vote the Net Ruud Shares; and

                    (ii) The Excess Hellman Shares Proxy shall become effective (provided the Option Waiting Period has lapsed as of such date) and from and after such date Purchaser may exercise its rights under the Excess Hellman Shares Proxy, including, without limitation, its rights to vote the Excess Hellman Shares; and

                    (iii) Subject to NASDAQ Approval, the Company shall issue to Purchaser a warrant (in addition to any First Contingent Warrant issued to Purchaser in accordance with Section 2.2.c (vi) hereof) in the form attached hereto as EXHIBIT 2.2(d) (the "Second Contingent Warrant") granting Purchaser the right to purchase, in accordance with the terms set forth in such Second Contingent Warrant and at the Current Market Price (determined at the time the event giving rise to the issuance of the Second Contingent Warrant occurred) that number of additional Common Shares necessary to give Purchaser a majority of the voting power of the Company's capital stock (taking into account the Hellman Shares and the Ruud Shares over which the Company has actual voting control pursuant to the provisions of this Section 2.2 and assuming for the purpose of making such determination that (A) Purchaser has fully exercised the Warrant and (B) Purchaser has not transferred, or transferred the right to vote, any Warrant Shares, Preferred Shares or Conversion Shares). The Second Contingent Warrant shall be delivered to Purchaser no later than the third Business Day following the Third Occurrence Failure.

               e. If the EBITDA Ratio for any three consecutive fiscal quarters immediately preceding a failure by the Company to meet the Required Ratio for a Determination Period, other than the first Determination Period ending December 31, 1999, is at least 2 to 1, then the failure to meet the Required Ratio for such Determination Period (the "Most Recent Determination Period") shall not be deemed to be a "Second Occurrence Failure" or a "Third Occurrence Failure", as the case may be, for the purposes of this Section 2.2; provided, however, that the EBITDA Ratio for the last full fiscal quarter included in the Most Recent Determination Period will be the EBITDA Ratio for the first full fiscal quarter included in the determination of the Required Ratio for the Determination Period immediately succeeding the Most Recent Determination Period.

               f. The Company shall deliver to Purchaser (i) as soon as practicable following, but in no event later than the 45th Business Day following, the end of each fiscal quarter of the Company, commencing with the fiscal quarter ending December 31, 1999, an "agreed upon procedures" letter of the Company's independent certified public accountants in the form of Exhibit 2.2f(i) setting forth the calculation of the EBITDA Ratio (together with such supporting information as Purchaser may reasonably request to verify the EBITDA Ratio) for the most recently completed Determination Period, and (ii) as soon as practicable following, but in no event later than the 90th Business Day following the end of each fiscal year of the Company, commencing with the fiscal year ending June 30, 2000, a certificate of the Company's independent certified public accountants in the form of Exhibit 2.2f(ii) setting forth the calculation of the EBITDA Ratio (together with such supporting information as Purchaser may reasonably request to verify the EBITDA Ratio) for such fiscal year and for the most recently completed Determination Period and certifying that such calculations are true and correct (each such letter and certificate is referred to as an "Accountant's Certificate").

         2.3 PURCHASER'S RIGHTS IN THE EVENT OF GOVERNMENTAL PROCEEDING. If any action or proceeding (a "Proceeding") before any Governmental Body or agency is pending or threatened against the Company or any beneficial owner of 5% or more of any class of equity securities of the Company (a "Company Beneficial Owner"), including, without limitation, any Proceeding (i) seeking to adjudicate the Company or any Company Beneficial Owner a bankrupt or insolvent or seeking the appointment of a receiver, trustee, custodian or other similar official for it, him or her or for any substantial part of its, his or her assets, or (ii) in which the Company or any Company Beneficial Owner shall seek protection or relief under any law relating to bankruptcy, insolvency, relief or protection of debtors, and such Proceeding, directly or indirectly, prevents Purchaser from exercising or realizing any of its rights under clauses c. or d. of Section 2.2 of this Agreement, then, automatically and without further action on the part of the Company or Purchaser, Purchaser shall be entitled to simultaneously exercise or realize its rights under clauses c. and d.of Section 2.2 of this Agreement to the same extent as if there had occurred a Second Occurrence Failure and a Third Occurrence Failure.

                                    SECTION 3

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         3.1 INVESTMENT. At the time of any Second Occurrence Failure or a Third Occurrence Failure, and at the time of any exercise by Purchaser of any of its purchase rights under the First Contingent Warrant or the Second Contingent Warrant, Purchaser will be acquiring, respectively, the First Contingent Warrant and the Second Contingent Warrant, and the Contingent Shares, for investment for Purchaser's own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that none of the Contingent Shares have been, nor will they be (other than in accordance with the terms of the Registration Rights Agreement referred to in
Section 4.1(g)(ii) of the Stock Purchase Agreement), registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein.

                                    SECTION 4

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

         4.1 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to issue the First Contingent Warrant and the Second Contingent Warrant are subject to the satisfaction of each of the following conditions precedent, to the extent applicable, on or before the applicable Second Occurrence Failure and Third Occurrence Failure, respectively, unless waived by the Company in writing:

               a. REPRESENTATIONS TRUE. All of the representations and warranties made by Purchaser to the Company in this Agreement shall be true and correct when made and, in all material respects, as of the applicable Second Occurrence Failure and Third Occurrence Failure, respectively.

               b. REGULATORY APPROVALS. Purchaser and the Company shall have received all governmental and other approvals required under any applicable laws, statutes, orders, rules, regulations or policies, or any guidelines promulgated thereunder, including, without limitation, under the Hart-Scott-Rodino Antitrust Improvements Act, as amended.

                                    SECTION 5

                                  MISCELLANEOUS

         5.1 EXPENSES. The Company will pay, or reimburse Purchaser and hold Purchaser harmless against liability for the payment of, all stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement, the issuance of the First Contingent Warrant or the Second Contingent Warrant and the issuance, purchase and delivery of Contingent Shares.

         5.2 BINDING AGREEMENT; ASSIGNMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. Purchaser shall not have the right to assign this Agreement or any of its rights and obligations hereunder, except to any Affiliate of Purchaser, without the consent of the Company.

         5.3 NOTICES. All notices and other communications required or permitted under this Agreement shall be deemed to have been duly given and made if in writing and if served either by personal delivery to the party for whom intended (which shall include delivery by Federal Express or similar service) or three (3) business days after being deposited, postage prepaid, certified or registered mail, return receipt requested, in the United States mail bearing the address shown in this Agreement for, or such other address as may be designated in writing hereafter by, such party:

                a.  If to Purchaser:

                    GE Lighting
                    1975 Noble Rd.
                    Cleveland, OH 44112
                    Attention: President and Chief Executive Officer
                    Facsimile: (216) 266-8699
                    with a copy to:

                    GE Lighting
                    1975 Noble Rd.
                    Cleveland, OH 44112
                    Attention: General Counsel
                    Facsimile: (216) 266-3856

                b.  If to the Company:

                    Advanced Lighting Technologies, Inc.
                    32000 Aurora Road
                    Solon, Ohio 44139
                    Attention:  CEO

                    with a copy to:

                    Cowden, Humphrey & Sarlson Co., L.P.A.
                    1414 Terminal Tower
                    Cleveland, Ohio 44113
                    Attention:  James S. Hogg, Esq.
                    Facsimile: (216) 241-2881

         5.4 WAIVER. No delay on the part of any party hereto with respect to the exercise of any right, power, privilege, or remedy under this Agreement shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege, or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege, or remedy. No modification or waiver by either party hereto of any provision of this Agreement, or consent to any departure by the other party therefrom, shall be effective in any event unless in writing as set forth in Section 5.3, and then only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, each party hereto shall have the right to waive compliance by the other party with any of the provisions hereof, or to modify such provisions to a less restrictive obligation of the other party on such terms as such party shall determine, with or without prior notice to the other party.

         5.5 REMEDIES. The rights, powers, privileges, and remedies hereunder are cumulative and not exclusive of any other right, power, privilege, or remedy the parties hereto would otherwise have.

         5.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding between Purchaser and the Company with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter hereof.

         5.7 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         5.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         5.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         5.10 CROSS-REFERENCES. References in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

         5.11 HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

         5.12 AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is approved in writing by the Company and Purchaser. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement.

         5.13 TERM. This Agreement shall commence on the date hereof and end on the eleventh anniversary of the date hereof.

         5.14 RIGHT TO PURCHASE. Except for Permitted Issuances, if at any time after a Third Occurrence Failure the Company authorizes the issuance or sale of any equity securities or securities containing options or rights to acquire any shares of equity securities of the Company (any such securities or debt, the "Offered Securities"), then, subject to NASDAQ Approval, the Company shall first offer to sell the Offered Securities to Purchaser by written notice to Purchaser (the "Company Notice"). Purchaser may elect to purchase Purchaser's pro rata share (determined by the ratio of Purchaser's then existing holdings of Common Shares and Common Share equivalents (including, without limitation, Conversion Shares) to the total holdings of all shareholders of the Company on a fully diluted basis (assuming exercise of the Warrant immediately prior to the date of the applicable purchase in accordance with the terms of the Warrant) of the Offered Securities at the price and on the terms specified in the Company Notice by delivering written notice of such election to the Company within 20 days after delivery of the Company Notice. Upon the expiration of the offering period described above, the Company shall be entitled to sell such of the Offered Securities which the Purchaser has not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Purchaser. Any Offered Securities offered or sold by the Company after such 90-day period must be reoffered to the Purchaser pursuant to the terms of this Section 5.14. The rights of Purchaser under this Section 5.14 shall terminate upon expiration of the term of this Agreement as set forth in Section 5.13 hereof.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed in the name and on behalf of each of them by one of their respective officers, thereunto duly authorized, as of the date first above written.

                                  THE COMPANY:
                                  ADVANCED LIGHTING TECHNOLOGIES, INC.

                                  By: /s/ Wayne Hellman
                                     ------------------------------------
                                   Name: Wayne R. Hellman
                                         --------------------------------
                                   Title: Chairman & CEO
                                          -------------------------------

                                  /s/ Wayne R. Hellman
                                  ---------------------------------------
                                  Wayne R. Hellman


                                  /s/ Wayne Hellman
                                  ---------------------------------------
                                  Wayne R. Hellman, as voting trustee
                                  under Voting Trust Agreement dated
                                  October 10, 1995, as amended


                                  Hellman Ltd.

                                  By: /s/ Wayne Hellman
                                     ------------------------------------
                                   Its: Managing Member
                                       ----------------------------------

                                  /s/ Alan J. Ruud
                                  ---------------------------------------
                                  Alan J. Ruud

                                  /s/ Alan J. Ruud
                                  ---------------------------------------
                                  Alan J. Ruud, as voting trustee under
                                  Voting Trust Agreement dated
                                  January 2, 1998, as amended


                                  PURCHASER:
                                  GENERAL ELECTRIC COMPANY

                                  By: /s/ MS Zafirovski
                                     ------------------------------------
                                   Name: Mike S. Zafirovski
                                         --------------------------------
                                   Title:  President and CEO, GE Lighting
                                           ------------------------------

                                    EXHIBIT A

                              EXCESS HELLMAN SHARES
                              ---------------------

                                IRREVOCABLE PROXY
                                -----------------

The undersigned each hereby appoint GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of each of the undersigned, with full power of substitution, with respect to the Excess Hellman Shares (as defined in the Contingent Warrant Agreement of even date herewith between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Excess Hellman Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Excess Hellman Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. The proxy granted hereunder shall be effective from and after the later of (i) the date of expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement), or (ii) the date of receipt by GE of the Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating a Third Occurrence Failure (as defined in the Contingent Warrant Agreement), and shall terminate on the date of termination of the Hellman Shares Proxy (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the respective heirs, personal representatives, successors, and assigns of each of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, incompetency, dissolution or termination of any of the undersigned, or their respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.

The undersigned hereby execute and grant this proxy as of the _______ day of __________, 1999.



                                         ---------------------------------------
                                         Wayne R. Hellman



                                         ---------------------------------------
                                         Wayne R.  Hellman,  as voting  trustee
                                         under  Voting Trust Agreement dated
                                         October 10, 1995, as amended



                                         HELLMAN, LTD.


                                         By:____________________________________
                                         Its:___________________________________

                                    EXHIBIT B
                                    ---------
                             HELLMAN OPTION SHARES
                             ---------------------
                               IRREVOCABLE PROXY
                               -----------------

The undersigned hereby appoints GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of the undersigned, with full power of substitution, with respect to the Hellman Option Shares (as defined in the Contingent Warrant Agreement of even date herewith between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Hellman Option Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Hellman Option Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. The proxy granted hereunder shall be effective upon expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement) and shall end on the earlier of: (i) the Redemption Date (as defined in Second Amended and Restated Articles of Incorporation of the Company, as amended), if during the three (3) year period immediately preceding the Redemption Date GE shall not have received an Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating an occurrence of the EBITDA Ratio (as defined in the Contingent Warrant Agreement) being less than the Required Ratio (as defined in the Contingent Warrant Agreement) for any Determination Period (as defined in the Contingent Warrant Agreement), or (ii) eleven (11) years after the date GE has received the Accountant's Certificate indicating a Second Occurrence Failure (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the heirs, personal representatives, successors, and assigns of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, or incompetency of the undersigned, or his respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.

The undersigned hereby executes and grants this proxy as of the _______ day of __________, 1999.




                                         ---------------------------------------
                                         Wayne R. Hellman

                                    EXHIBIT C
                                    ---------
                               NET HELLMAN SHARES
                               ------------------
                               IRREVOCABLE PROXY
                               -----------------

The undersigned each hereby appoint GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of each of the undersigned, with full power of substitution, with respect to the Net Hellman Shares (as defined in the Contingent Warrant Agreement of even date herewith between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Net Hellman Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Net Hellman Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. To the extent either of the Hellman Option Shares Proxy (as defined in the Contingent Warrant Agreement) or the Ruud Option Shares Proxy (as defined in the Contingent Warrant Agreement) is deemed to be invalid or unenforceable, additional Hellman Shares (as defined in the Contingent Warrant Agreement) in an amount equal to the number of Common Shares (as defined in the Contingent Warrant Agreement) subject to such invalid or unenforceable proxy shall be subject to the proxy granted hereunder. The proxy granted hereunder shall be effective upon expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement) and shall end on the earlier of: (i) the Redemption Date (as defined in Second Amended and Restated Articles of Incorporation of the Company, as amended), if during the three (3) year period immediately preceding the Redemption Date GE shall not have received an Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating an occurrence of the EBITDA Ratio (as defined in the Contingent Warrant Agreement) being less than the Required Ratio (as defined in the Contingent Warrant Agreement) for any Determination Period (as defined in the Contingent Warrant Agreement), or (ii) eleven (11) years after the date GE has received the Accountant's Certificate indicating a Second Occurrence Failure (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the respective heirs, personal representatives, successors, and assigns of each of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, incompetency, dissolution or termination of any of the undersigned, or their respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.

The undersigned hereby execute and grant this proxy as of the _______ day of __________, 1999.


                                        ----------------------------------------
                                        Wayne R. Hellman


                                        ---------------------------------------
                                        Wayne R.  Hellman,  as voting  trustee
                                        under  Voting Trust Agreement dated
                                        October 10, 1995, as amended


                                        HELLMAN, LTD.


                                        By:_____________________________________
                                        Its:____________________________________

                                    EXHIBIT D
                                    ---------
                               RUUD OPTION SHARES
                               ------------------
                               IRREVOCABLE PROXY
                               -----------------

The undersigned hereby appoints GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of the undersigned, with full power of substitution, with respect to the Ruud Option Shares (as defined in the Contingent Warrant Agreement of even date herewith between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Ruud Option Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Ruud Option Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. The proxy granted hereunder shall be effective upon expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement) and shall end on the earlier of: (i) the Redemption Date (as defined in Second Amended and Restated Articles of Incorporation of the Company, as amended), if during the three (3) year period immediately preceding the Redemption Date GE shall not have received an Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating an occurrence of the EBITDA Ratio (as defined in the Contingent Warrant Agreement) being less than the Required Ratio (as defined in the Contingent Warrant Agreement) for any Determination Period (as defined in the Contingent Warrant Agreement), or (ii) eleven (11) years after the date GE has received the Accountant's Certificate indicating a Second Occurrence Failure (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the heirs, personal representatives, and assigns of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, or incompetency of the undersigned, or his respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.


The undersigned hereby executes and grants this proxy as of the _______ day of __________, 1999.




                                         ---------------------------------------
                                         Alan J. Ruud

                                    EXHIBIT E
                                    ---------
                                   RUUD SHARES
                                   -----------
                                IRREVOCABLE PROXY
                                -----------------

The undersigned each hereby appoint GENERAL ELECTRIC COMPANY, a New York corporation ("GE"), attorney and proxy of each of the undersigned, with full power of substitution, with respect to the Net Ruud Shares (as defined in the Contingent Warrant Agreement dated _________, 1999, between Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), and GE (the "Contingent Warrant Agreement")), to exercise and enjoy the right to vote the Net Ruud Shares and to participate in and consent or refuse to consent to any and all corporate or shareholders' actions of any character, all in its sole and absolute discretion. The undersigned shall retain the exclusive right to receive and retain any distributions of property (except common or preferred shares of the Company) made by the Company in the form of dividends with respect to the Net Ruud Shares or upon the liquidation, dissolution or winding up of the Company. The matters regarding which GE shall be entitled to vote in its sole and absolute discretion shall include, by way of example but not limitation, any sale of substantially all of the assets of, or any liquidation of, the Company; any increase or decrease in the authorized or outstanding number of shares of any class of shares of the Company; any merger or consolidation involving the Company; any acquisition by the Company of any other business or of substantially all of the assets thereof; any election of directors of the Company; any amendment to the articles of incorporation or code of regulations of the Company; or any recapitalization or reorganization of the Company. The proxy granted hereunder shall be effective from and after the later of (i) the date of expiration of the Option Waiting Period (as defined in Section 2.2(c)(i) of the Contingent Warrant Agreement), or (ii) the date of receipt by GE of the Accountant's Certificate (as defined in the Contingent Warrant Agreement) indicating a Third Occurrence Failure (as defined in the Contingent Warrant Agreement), and shall terminate on the date of termination of the Hellman Shares Proxy (as defined in the Contingent Warrant Agreement). The proxy granted hereunder shall be irrevocable and shall be coupled with an interest and shall be binding and enforceable on and against the respective heirs, personal representatives, successors, and assigns of each of the undersigned, and the proxy shall not be revoked or terminated by the death, disability, bankruptcy, incompetency, dissolution or termination of any of the undersigned, or their respective successors and assigns. In the event of any conflict between the provisions of this document and the provisions of the Contingent Warrant Agreement, the provisions of this document shall govern. This document shall be governed by the laws of the State of Ohio.


The undersigned hereby execute and grant this proxy as of the _______ day of __________, 1999.




                                         ---------------------------------------
                                         Alan J. Ruud



                                         ---------------------------------------
                                         Alan J.  Ruud,  as voting  trustee
                                         under the  Voting Trust Agreement dated
                                         January 2, 1998, as amended

                                   EXHIBIT F
                                   ---------
                                OPTION AGREEMENT
                                ----------------


                  THIS OPTION AGREEMENT (this "Agreement"), dated as of September 30, 1999, is among General Electric Company, a New York corporation ("Purchaser"), Wayne R. Hellman ("Hellman"), and Alan J. Ruud ("Ruud"). Hellman and Ruud are hereinafter sometimes collectively referred to the "Shareholders".

                                    RECITALS:
                                    ---------

         A. The Shareholders are shareholders of Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company").

         B. The Company and Purchaser are parties to a Stock Purchase Agreement, dated September 28, 1999, under which the Company has agreed, among other things, to sell and Purchaser has agreed to purchase 761,250 shares of preferred stock of the Company (the "Stock Purchase Agreement").

         C. The Company, Purchaser, the Shareholders and certain trusts controlled by the Shareholders are parties to a Contingent Warrant Agreement of even date herewith (the "Contingent Warrant Agreement"), under which the Company has agreed to issue to Purchaser warrants to purchase Common Shares of the Company upon the happening of certain events and the Shareholders have agreed to grant Purchaser proxies to vote and options to purchase certain shares of common stock of the Company held by the Shareholders.

         D. It is a condition to Purchaser's consummating the transactions contemplated by the Stock Purchase Agreement that the Shareholders enter into this Agreement and grant the options contemplated hereby on the terms and subject to the conditions contained herein.

                  NOW, THEREFORE, based upon the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS.
                             ---------  ------------

         The following terms when used in this Agreement shall, except where the context otherwise requires, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Accountant's Certificate" shall have the meaning ascribed thereto in clause f. of Section 2.2 of the Contingent Warrant Agreement.

         "Affiliate" shall mean, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" shall mean this Option Agreement as originally executed and as amended, modified or supplemented from time to time.

         "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving effect to the discount for (i) a minority interest, or (ii) any lack of liquidity of the Common Share, or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by Purchaser and acceptable to the Shareholders. If the investment banking or valuation firm selected by Purchaser is not acceptable to the Shareholders and the Purchaser and the Shareholders cannot agree on a mutually acceptable investment banking or valuation firm, then Purchaser and the Shareholders, collectively, shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Shareholders shall retain, at their sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Agreement.

         "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

         "Common Shares" shall mean the Common Shares, par value $.001, of the Company.

         "Company" shall mean Advanced Lighting Technologies, Inc., an Ohio corporation.

         "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement, of event date herewith, among the Company, Purchaser, the Shareholders and certain trusts controlled by the Shareholders.

         "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for twenty (20) consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or
(iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by Purchaser and the Shareholders or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by Purchaser and one of which shall be selected by the Shareholders.

         "Determination Period" shall mean any two consecutive fiscal quarters, commencing with the fiscal quarters ending September 30, 1999 and December 31, 1999, and continuing each fiscal quarter thereafter.

         "EBITDA" shall mean, for any period and without duplication, net earnings (loss) of the Company and its Subsidiaries determined on a consolidated basis for such period plus the sum of the following amounts (but only to the extent included in determining net income
(loss) for such period): (i) depreciation and amortization expense for such period, plus (ii) Interest Expense for such period, plus (iii) the amount of any reduction pursuant to the proviso of the definition of Interest Expense in this
Section 1, plus (iv) income tax expense in respect of such period, minus (v) extraordinary gains and gains from sales of assets for such period, plus (vi) extraordinary losses and losses from sales of assets for such period. EBITDA shall be determined using generally accepted accounting principles and practices in effect on the date of this Agreement.

         "EBITDA Ratio" shall mean, for any period of determination, the ratio of (i) EBITDA to (ii) Interest Expense.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

         "GAAP" shall mean generally accepted accounting principles as in effect on the date hereof and consistently applied and maintained throughout the period indicated. Whenever any accounting term is used herein which is not otherwise defined, it shall have the meaning ascribed thereto under GAAP.

         "Hellman" shall mean Wayne R. Hellman.

         "Hellman Option" shall have the meaning provided in Section 2.1.

         "Hellman Option Shares" shall mean Common Shares owned by Hellman, individually, in an amount equal to fifty percent (50%) of the Total Option Shares.

         "Interest Expense" shall mean, for any period (a) the total consolidated interest expense of the Company and its Subsidiaries determined on a consolidated basis and in any event shall include all interest expense with respect to any indebtedness in respect of which the Company or any Subsidiary is wholly or partially liable excluding interest on indebtedness to the Company from any Subsidiary and interest on indebtedness to any Subsidiary from the Company; provided, however, the amount of interest expense determined in accordance with GAAP for any period shall be reduced by any amortization of deferred financing costs in an amount up to but not exceeding $125,000 with respect to any single fiscal quarter, minus (b) gross interest income of the Company and its Subsidiaries determined on a consolidated basis.

         "Option Closing" shall have the meaning provided in Section 2.5.

         "Option Notice" shall have the meaning provided in Section 2.5.

         "Option Period" shall have the meaning provided in Section 2.3.

         "Option Purchase Price" shall have the meaning provided in Section 2.4.

         "Options" shall have the meaning provided in Section 2.2.

         "Person" shall mean any natural person, corporation, firm, partnership, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

         "Purchaser" shall mean General Electric Company, a New York corporation.

         "Required Ratio" shall mean 2 to 1.

         "Ruud" shall mean Alan J. Ruud.

         "Ruud Option" shall have the meaning provided in Section 2.2.

         "Ruud Option Shares" shall mean Common Shares owned by Ruud, individually, in an amount equal to fifty percent (50%) of the Total Option Shares.

         "Second Occurrence Failure" shall mean the second occurrence of the Company's EBITDA Ratio being less than the Required Ratio for any Determination Period.

         "Shareholders" shall mean Hellman and Ruud, collectively.

         "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated September 28, 1999, between the Company and Purchaser.

         "Subsidiary" of the Company shall mean any other corporation of which more than 50% of the outstanding shares of capital stock having ordinary voting power for the election of directors is owned directly or indirectly by the Company, by the Company and one or more Subsidiaries, or by one or more other Subsidiaries.

         "Total Option Shares" shall mean the number of Common Shares that when combined with all other Common Shares owned by Purchaser or its Affiliates at the time of determination will result in Purchaser having twenty-five percent (25%) of the voting power of the Company's capital stock. The time of determination of the Total Option Shares shall be the first Business Day immediately following Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure.

                          ARTICLE II. OPTION AGREEMENT
                          ----------- ----------------

                  SECTION 2.1. GRANT OF HELLMAN OPTION. Hellman does hereby grant to Purchaser, or Purchaser's nominee, the exclusive and irrevocable right, privilege and option (the "Hellman Option") to purchase at any time or from time to time during the Option Period, upon the terms and conditions set forth herein, all but not less than all of the Hellman Option Shares (such Hellman Option Shares being subject to adjustment from time to time to take into account any action taken by the Company in respect of its Common Shares, including, without limitation, stock splits, dividends, combinations and reclassifications), or any securities into which the Hellman Option Shares hereafter may be converted.

                  SECTION 2.2. GRANT OF RUUD OPTION. Ruud does hereby grant to Purchaser, or Purchaser's nominee, the exclusive and irrevocable right, privilege and option (the "Ruud Option") to purchase at any time or from time to time during the Option Period, upon the terms and conditions set forth herein, all but not less than all of the Ruud Option Shares (such Ruud Option Shares being subject to adjustment from time to time to take into account any action taken by the Company in respect of its Common Shares, including, without limitation, stock splits, dividends, combinations and reclassifications), or any securities into which the Ruud Option Shares hereafter may be converted. The Hellman Option and the Ruud Option are hereinafter sometimes collectively referred to as the "Options".

         SECTION 2.3. OPTION PERIOD. The Options are granted on the date hereof and may be exercised by Purchaser from and after the date Purchaser has received the Accountant's Certificate indicating a Second Occurrence Failure and ending on the date that is the later of (i) the one (1) year anniversary of the date of Purchaser's receipt of the Accountant's Certificate indicating a Second Occurrence Failure, and (ii) the close of business on the 30th day following receipt of all governmental and regulatory approvals (including, without limitation, any approvals required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) necessary in connection with Purchaser's ownership of a twenty-five percent (25%) interest in the Company (the "Option Period").

         SECTION 2.4. PURCHASE PRICE. The purchase price of the Hellman Option Shares and the Ruud Option Shares shall be the Current Market Price of such shares at the time of the Second Occurrence Failure.

         SECTION 2.5. EXERCISE OF THE OPTIONS. Purchaser may exercise the Options at any time during the Option Period by delivery to Hellman, with respect to the exercise of the Hellman Option, and to Ruud, with respect to the exercise of the Ruud Option, of written notice thereof at the notice address for Hellman and Ruud, respectively, set forth in Section 4.4 hereof (an "Option Notice"). The Hellman Option and the Ruud Option must both be exercised if either is exercised. The closing (an "Option Closing") of the purchase and sale of the Hellman Option Shares or the Ruud Option Shares, as the case may be, shall occur as soon as practicable after the delivery of the Option Notice pertaining to such shares but in no event later than ten (10) days from the date of delivery of that Option Notice. The obligation of Purchaser to consummate the purchase of any of the Hellman Option Shares or the Ruud Option Shares at any Option Closing is conditioned upon the receipt by the Company and the Shareholders of all governmental and regulatory approvals required for the ownership of the Hellman Option Shares or the Ruud Option Shares, as the case may be. At an Option Closing, certificates representing the Hellman Option Shares or the Ruud Option Shares, as the case may be, shall be delivered, together with stock powers duly executed in blank, to the Purchaser free and clear of any and all claims, liens, charges, pledges or encumbrances and the Purchaser shall deliver to Hellman and Ruud, as the case may be, their respective allocable portion of the Option Purchase Price. Hellman and Ruud shall pay any and all transfer and similar taxes imposed in connection with the sale of the Hellman Option Shares and the Ruud Option Shares to Purchaser.

                   ARTICLE III. REPRESENTATIONS AND WARRANTIES
                   -----------  ------------------------------

         The Shareholders jointly and severally represent and warrant to Purchaser as follows:

         SECTION 3.1. CAPACITY; BINDING OBLIGATION. Each Shareholder has the capacity to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. This Agreement constitutes (or will constitute when executed and delivered) a legal, valid, and binding obligation of each Shareholder, enforceable against each Shareholder in accordance with its terms. Neither the execution, delivery, and performance of this Agreement, nor the sale of the Hellman Option Shares or the Ruud Option Shares will violate any provision of any law, any order of any court or other agency of government, the Second Amended and Restated Articles of Incorporation of the Company, as amended, the Code of Regulations of the Company or any agreement or instrument to which either Shareholder is a party or by which either Shareholder is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time, or both) a default under any such agreement or instrument.

         SECTION 3.2. SECURITIES. As of the date hereof, the Hellman Option Shares and the Ruud Option Shares are duly authorized, validly issued, fully paid and nonassessable. As of the date hereof, except as disclosed in writing to the Purchaser, the Hellman Option Shares and the Ruud Option Shares are owned by Hellman and Ruud, respectively, free and clear of all liens, encumbrances and restrictions on transfer, other than restrictions contained in this Agreement, the Contingent Warrant Agreement and under applicable state and federal securities laws. Following the sale of the Hellman Option Shares or the Ruud Option Shares or both to Purchaser in accordance with this Agreement, such shares will be duly authorized, validly issued, fully paid and nonassessable and will be owned by Purchaser free and clear of all liens, encumbrances and restrictions on transfer, other than restrictions under applicable state and federal securities laws.

                            ARTICLE IV. MISCELLANEOUS
                            ----------  -------------

         SECTION 4.1. BINDING EFFECT. The Options granted herein shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, administrators, successors and assigns.

         SECTION 4.2. NO OUTSIDE REPRESENTATIONS. This Agreement shall be deemed to contain all of the terms and conditions agreed upon by the parties, it being understood that there are no outside representations or oral agreements of the parties other than those contained in the Contingent Warrant Agreement.

         SECTION 4.3. ASSIGNMENT. Purchaser shall not have the right to assign this Agreement or any of its rights and obligations hereunder, except to any Affiliate of Purchaser, without the consent of the Company.

         SECTION 4.4. NOTICES. All notices given hereunder shall be in writing and deemed given when mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by Federal Express or other similar overnight service, addressed to the party to whom directed at the address set forth below, or to such other address as may from time to time be designated by notice given in the manner provided in this Section 4.4 or when delivered personally.

         Purchaser:          GE Lighting
                             1975 Noble Rd.
                             Cleveland, OH 44112
                             Attention:  President and Chief Executive Officer

         With a copy to:     GE Lighting
                             1975 Noble Rd.
                             Cleveland, OH 44112
                             Attention: General Counsel

         The Shareholders:   Wayne R. Hellman
                             c/o Advanced Lighting Technologies, Inc.
                             32000 Aurora Road
                             Solon, Ohio 44139

         With a copy to:     Cowden, Humphrey & Sarlson Co., L.P.A.
                             1414 Terminal Tower
                             Cleveland, Ohio 44113
                             Attention:  James S. Hogg, Esq.
                             Facsimile: (216) 241-2881

         and:                Alan J. Ruud
                             c/o Advanced Lighting Technologies, Inc.
                             32000 Aurora Road
                             Solon, Ohio 44139

         With a copy to:     Cowden, Humphrey & Sarlson Co., L.P.A.
                             1414 Terminal Tower
                             Cleveland, Ohio 44113
                             Attention:  James S. Hogg, Esq.
                             Facsimile: (216) 241-2881

         SECTION 4.5. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4.6. PRUDENTIAL LETTER. At the time of execution of this Agreement, the Shareholders shall deliver to Purchaser a letter executed by a duly authorized officer of Prudential Securities substantially in the form of Exhibit A attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                   PURCHASER:

                                   GENERAL ELECTRIC COMPANY


                                   By:_______________________________________
                                          Name:______________________________
                                          Title:_____________________________


                                   THE SHAREHOLDERS:



                                   ------------------------------------------
                                   Wayne R. Hellman



                                   ------------------------------------------
                                   Alan J. Ruud

                                 EXHIBIT 2.2(c)
                           [First Contingent Warrant]







                                     WARRANT
                          to Purchase Common Shares of
                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                                TABLE OF CONTENTS





SECTION                                                                    PAGE



1.    DEFINITIONS..........................................................1
2.    EXERCISE OF WARRANT..................................................5
      2.1.     Manner of Exercise..........................................5
      2.2.     Payment of Taxes............................................6
      2.3.     Fractional Shares.......................................... 6
      2.4.     Continued Validity......................................... 6
3.    TRANSFER, DIVISION AND COMBINATION.................................. 6
      3.1.     Transfer................................................... 6
      3.2.     Division and Combination................................... 7
      3.3.     Expenses................................................... 7
      3.4.     Maintenance of Books....................................... 7
4.    ADJUSTMENTS......................................................... 7
      4.1.     Share Dividends, Subdivisions and Combinations............. 7
      4.2      Certain Other Distributions and Adjustments................ 8
      4.4.     Other Provisions Applicable to Adjustments
               Under This Section ........................................ 8
      4.5.     Reorganization, Reclassification, Merger,
               Consolidation or Disposition of Assets .................... 9
      4.6.     Other Action Affecting Common Shares.......................10
5.    NOTICES TO WARRANT HOLDERS..........................................10
      5.1.     Notice of Adjustments......................................10
      5.2.     Notice of Corporate Action.................................10
6.    NO IMPAIRMENT.......................................................11
7.    RESERVATION AND AUTHORIZATION OF COMMON SHARES;
      REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY ........11
8.    TAXING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS..................12
9.    RESTRICTIONS ON TRANSFERABILITY; REGISTRATIONS......................12
      9.1.     Restrictive Legend.........................................12
      9.2.     Notice of Proposed Transfers; Requests for Registration ...13
      9.3.     Registration...............................................13
10.   SUPPLYING INFORMATION...............................................13
11.   LOSS OR MUTILATION..................................................13
12.   OFFICE OF THE COMPANY...............................................13
13.   FINANCIAL AND BUSINESS INFORMATION..................................13
      13.1.    Quarterly Information......................................13
      13.2.    Annual Information.........................................14
      13.3.    Filings....................................................14
14.   LIMITATION OF LIABILITY.............................................14
15.   MISCELLANEOUS.......................................................15
      15.1.    Nonwaiver and Expenses.....................................15
      15.2.    Notice Generally...........................................15
      15.3.    Remedies...................................................15
      15.4.    Successors and Assigns.....................................16
      15.5.    Amendment..................................................16

         15.6.    Severability............................................16
         15.7.    Headings................................................16
         15.8.    Governing Law...........................................16


SIGNATURES

EXHIBITS



Exhibit A - Subscription Form

Exhibit B - Assignment Form

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.
                                                        INITIAL WARRANT PRICE
                                                        $____________ PER SHARE


                                     WARRANT

                          To Purchase Common Shares of

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

     THIS IS TO CERTIFY THAT GENERAL ELECTRIC COMPANY, or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company"), up to __________________ Common Shares (as hereinafter defined) (such Common Shares, subject to adjustment as provided herein, are referred to herein as the "Warrant Shares") as described herein, in whole or in part, including fractional parts, at the Current Warrant Price (as defined herein) per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  Terms used in this Warrant have the respective meanings set forth below:

                  "Additional Issuance" shall have the meaning set forth in
Section 4.3(a).

                  "Additional Common Shares" shall mean all Common Shares issued by the Company after the date hereof, other than Conversion Shares, Contingent Shares or Warrant Shares.

                  "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving affect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Share or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of the Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking or valuation firm selected by Company is not acceptable to the Majority

Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking or valuation firm, then the Majority Holders and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act, the Exchange Act and other federal securities laws.

                  "Common Share" shall mean (except where the context otherwise indicates) a Common Share, $0.001 par value, of the Company as constituted on the date hereof, and any capital stock into which such Common Share may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of Common Shares upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of capital stock of the Company and which is not subject to redemption and (ii) capital stock of any successor or acquiring corporation received by or distributed to the holders of Common Shares of the Company in the circumstances contemplated by Section 4.5.

                  "Contingent Shares" shall mean Common Shares to be issued upon the exercise of any right to purchase Common Shares pursuant to the Contingent Warrant Agreement.

                 "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement, dated as of September 30, 1999, between the Company and General Electric Company.

                 "Conversion Shares" shall mean the Common Shares issued or issuable upon the conversion of the Series A Shares.

                  "Convertible Securities" shall mean warrants, evidences of indebtedness, shares of capital stock or other securities that are exercisable for, convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for 20 consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or (iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or
(iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

                  "Current Warrant Price" shall mean the Initial Warrant Price, as adjusted from time to time in the case of share dividends, subdivisions and combinations as set forth in Section 4.1 hereof.

                   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                   "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean ______________, 200__.

                  "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "GE" shall mean General Electric Company, a New York corporation.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

                  "Initial Warrant Price" shall mean the Initial Warrant Price per Common Share set forth on the first page hereof.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of Common Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

                  "NASDAQ-NMS" shall mean the NASDAQ National Market System.

                  "New Securities" shall have the meaning set forth in Section 4.3(a).

                  "New Securities Warrant" shall have the meaning set forth in
Section 4.3(a).

                  "Other Property" shall have the meaning set forth in Section 4.5.

                  "Permitted Issuances" shall mean (a) the issuance or conversion of options issued to employees pursuant to any stock option plan or employee incentive plan approved by the Company's board of directors, (b) the issuance of Warrant Shares, Contingent Shares or Conversion Shares and (c) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided that (i) such contracts were entered into prior to September 30, 1999, and (ii) the number of Common Shares subject to this Subparagraph (c) shall not exceed 110,000 in the aggregate.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Statement" shall have the meaning set forth in
Section 9.4.

                  "Restricted Common Shares" shall mean Common Shares that are, or upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Series A Shares" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, association or other business entity in respect of which that Person owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof, whether directly or indirectly through one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Share or of any interest in either thereof that would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Common Shares for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of Common Shares being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant Shares" shall have the meaning set forth in the introductory paragraph on the first page hereof.

2.       EXERCISE OF WARRANT

                  2.1. MANNER OF EXERCISE. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), Holder may exercise this Warrant, on any Business Day, for all or any part of the Warrant Shares. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 32000 Aurora Road, Solon, Ohio 44139, or at the office or agency designated by the Company pursuant to Section 12: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full Common Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or other payment as provided below and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price shall be made at the option of Holder by (i) certified or official bank check, and/or (ii) Holder's surrender to the Company of that number of Warrant Shares (or the right to receive such number of shares) or Common Shares having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing.

                  2.2. PAYMENT OF TAXES. All Common Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

                  2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional Common Share upon exercise of any Warrant. If any fraction of a share would, but for this Section, be issuable upon exercise of this Warrant, in lieu of such fractional share, the Company may, at its option, pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of exercise or, if there is no Current Market Price on such date, the Current Warrant Price per Common Share, adjusted to reflect equitably share dividends, subdivisions and combinations after the date hereof.

                  2.4. CONTINUED VALIDITY. A holder of Common Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 15 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Common Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; PROVIDED, HOWEVER, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. TRANSFER. Subject to compliance with Section 9 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of Common Shares without having a new Warrant issued.

                  3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of Common Shares for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below in accordance with Section 5.1.

                  4.1. SHARE DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                  (a) take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Common Shares,

                  (b) subdivide its outstanding Common Shares into a larger number of Common Shares, or

                  (c) combine its outstanding Common Shares into a smaller number of Common Shares, then (i) the number of Common Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares that a record holder of the same number of Common Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of Common Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after the adjustment.

                  4.2 CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS. (a) If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution of:

                  (i)  cash,

                  (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised this Warrant.

                  (b) A reclassification of the Common Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into Common Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Shares of such shares of such other class of stock within the meaning of paragraph (a) above and, if the outstanding Common Shares shall be changed into a larger or smaller number of Common Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Common Shares within the meaning of Section 4.1.

                  4.3.[INTENTIONALLY OMITTED]

                  4.4. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of Common Shares for which this Warrant is exercisable and to the Current Warrant Price provided for in Section 4:

                  (a) FRACTIONAL INTERESTS. In computing adjustments under this
Section 4, fractional interests in Common Shares shall be taken into account to the nearest 1/1000th of a share.

                  (b) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (c) ESCROW OF WARRANT SHARES. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Common Shares issuable upon exercise by reason of such adjustment shall be deemed the last Common Shares for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

                  4.5. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Shares), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, Common Shares of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of Common Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.6. OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Company shall take any action in respect of its Common Shares, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of Holders, the number of Common Shares or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. NOTICE OF ADJUSTMENTS. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action that requires or might require an adjustment or readjustment pursuant to
Section 4, the Company shall forthwith prepare and deliver to each Holder a signed copy of a certificate executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of Common Shares for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.5 or 4.6) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2. NOTICE OF CORPORATE ACTION. If at any time

                  (a) the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, person or entity, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

6.       NO IMPAIRMENT

                  The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the Common Shares issuable upon exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON SHARES; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Common Shares that shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action that would result in an adjustment in the number of Common Shares for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any Common Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or such approval to be obtained or filing made.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

 9.      RESTRICTIONS ON TRANSFERABILITY; REGISTRATIONS

                  The Warrants and the Warrant Shares shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Share. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. RESTRICTIVE LEGEND. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended,
               and may not be transferred in violation of such Act
                    or the rules and regulations thereunder."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "This warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant or any Restricted Common Share, the holder of such Warrant or Restricted Common Share shall give written notice (a "Transfer Notice") to the Company of such Transfer. Each certificate, if any, evidencing such Restricted Common Share issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder that is reasonably acceptable to the Company such legend is not required in order to ensure compliance with the Securities Act.

                  9.3. REGISTRATION. Each holder of Warrant Shares has certain registration rights under the Registration Rights Agreement dated September 30, 1999, between the Company and General Electric Company, as amended from time to time. Any Holder may obtain a copy of such agreement by notice to the Company.

10.      SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Shares.

11.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.      FINANCIAL AND BUSINESS INFORMATION

                  13.1. QUARTERLY INFORMATION. The Company will deliver to each Holder, as soon as practicable after the end of each of the first three quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flows of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP (without period-end adjustments or footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

                  13.2. ANNUAL INFORMATION. The Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:

                  (a) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

                  (b) audited consolidated statements of income and cash flows of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

                  13.3. FILINGS. The Company will file with the Commission all regular or periodic reports required pursuant to the Exchange Act and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its shareholders generally, and of each regular or periodic report (pursuant to the Exchange
Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which Common Shares are listed.

14.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Share or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.      MISCELLANEOUS

                  15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in enforcing any of its rights, powers or remedies hereunder.

                  15.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           Advanced Lighting Technologies, Inc.
                           32000 Aurora Road
                           Solon, Ohio 44139
                           Attention: President
                           Telecopy Number: (440)519-0503

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, one Business Day after the same shall have been delivered to a nationally recognized courier service, or three Business Days after the same shall have been deposited, postage prepaid, in the United States mail. Failure or delay in receipt of copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  15.3. REMEDIES. Each holder of a Warrant or a Warrant Share, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  15.4. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Shares, and shall be enforceable by any such Holder or holder of Warrant Shares.

                  15.5. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Majority Holders; PROVIDED that no such Warrant may be modified or amended to reduce the number of Common Shares for which such Warrant is exercisable or to increase the price at which such Common Shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of each Holder.

                  15.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  15.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  15.8. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.


Dated:  ______________, 200___
                                           ADVANCED LIGHTING TECHNOLOGIES, INC.


                                           By:_________________________________
                                              Name:
                                              Title:




Attest:


By:__________________________________
    Name:
    Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Common Shares of ADVANCED LIGHTING TECHNOLOGIES, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________________ whose address is
____________________________ and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.


                                       -----------------------------------------
                                       (Name of Registered Owner)

                                       -----------------------------------------
                                       (Signature of Registered Owner)

                                       -----------------------------------------
                                       (Street Address)

                                       -----------------------------------------
                                       (City)            (State)      (Zip Code)




NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

 Name and Address of Assignee                No. of Common Shares
 ----------------------------                --------------------








and does hereby irrevocably constitute and appoint _____________________________ attorney-in-fact to register such transfer on the books of ADVANCED LIGHTING TECHNOLOGIES, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:____________________                    Print Name:______________________

                                              Signature:________________________

                                              Witness:__________________________





NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                 EXHIBIT 2.2(d)
                                 --------------
                           [Second Contingent Warrant]







                                     WARRANT
                          to Purchase Common Shares of
                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                               TABLE OF CONTENTS

SECTION                                                                    PAGE
-------                                                                    ----



1.       DEFINITIONS..........................................................1
2.       EXERCISE OF WARRANT..................................................5
         2.1.     Manner of Exercise..........................................5
         2.2.     Payment of Taxes............................................6
         2.3.     Fractional Shares...........................................6
         2.4.     Continued Validity..........................................6
3.       TRANSFER, DIVISION AND COMBINATION...................................6
         3.1.     Transfer....................................................6
         3.2.     Division and Combination....................................7
         3.3.     Expenses....................................................7
         3.4.     Maintenance of Books........................................7
4.       ADJUSTMENTS..........................................................7
         4.1.     Share Dividends, Subdivisions and Combinations..............7
         4.2      Certain Other Distributions and Adjustments.................8
         4.4.     Other Provisions Applicable to Adjustments under
                  this Section ...............................................8
         4.5.     Reorganization, Reclassification, Merger, Consolidation
                  or Disposition of Assets ...................................9
         4.6.     Other Action Affecting Common Shares.......................10
5.       NOTICES TO WARRANT HOLDERS..........................................10
         5.1.     Notice of Adjustments.....................................10
         5.2.     Notice of Corporate Action................................10
6.       NO IMPAIRMENT.......................................................11
7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY .......11
8.       TAXING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.................12
9.       RESTRICTIONS ON TRANSFERABILITY....................................12
         9.1.     Restrictive Legend.................................       12
         9.2.     Notice of Proposed Transfers; Requests for
                  Registration .............................................13
         9.3.     Registration..............................................13
10.      SUPPLYING INFORMATION..............................................13
11.      LOSS OR MUTILATION.................................................13
12.      OFFICE OF THE COMPANY..............................................13
13.      FINANCIAL AND BUSINESS INFORMATION.................................13
         13.1.    Quarterly Information.....................................13
         13.2.    Annual Information........................................14
         13.3.    Filings...................................................14
14.      LIMITATION OF LIABILITY............................................14
15.      MISCELLANEOUS......................................................15
         15.1.    Nonwaiver and Expenses....................................15
         15.2.    Notice Generally..........................................15
         15.3.    Remedies..................................................15
         15.4.    Successors and Assigns....................................16
         15.5.    Amendment.................................................16

         15.6.    Severability..............................................16
         15.7.    Headings..................................................16
         15.8.    Governing Law.............................................16

SIGNATURES
EXHIBITS

Exhibit A - Subscription Form
Exhibit B - Assignment Form

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.
                                                          INITIAL WARRANT PRICE
                                                          $___________ PER SHARE


                                     WARRANT

                          To Purchase Common Shares of

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

                  THIS IS TO CERTIFY THAT GENERAL ELECTRIC COMPANY, or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (the "Company"), up to __________________ Common Shares (as hereinafter defined) (such Common Shares, subject to adjustment as provided herein, are referred to herein as the "Warrant Shares") as described herein, in whole or in part, including fractional parts, at the Current Warrant Price (as defined herein) per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  Terms used in this Warrant have the respective meanings set forth below:

                  "Additional Issuance" shall have the meaning set forth in
Section 4.3(a).

                  "Additional Common Shares" shall mean all Common Shares issued by the Company after the date hereof, other than Conversion Shares, Contingent Shares or Warrant Shares.

                  "Appraised Value" shall mean, in respect of any Common Share on any date herein specified, the fair saleable value of such Common Share (determined without giving affect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Share or (iii) to the fact that the Company may have no class of equity registered under the Exchange Act) based on the equity value of the Company, as determined by an investment banking or valuation firm selected in accordance with the following sentences, divided by the number of Common Shares outstanding on a Fully Diluted Basis as determined in accordance with GAAP (assuming the payment of the exercise prices for such shares). The determination of the Appraised Value per Common Share shall be made by an investment banking or valuation firm of nationally recognized standing selected by the Company and acceptable to the Majority Holders. If the investment banking or valuation firm selected by Company is not acceptable to the Majority

Holders and the Company and the Majority Holders cannot agree on a mutually acceptable investment banking or valuation firm, then the Majority Holders and the Company shall each choose one such investment banking or valuation firm and the respective chosen firms shall agree on another investment banking or valuation firm which shall make the determination. The Company shall retain, at its sole cost, such investment banking or valuation firm as may be necessary for the determination of Appraised Value required by the terms of this Warrant.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required to be closed in the State of New York.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act, the Exchange Act and other federal securities laws.

                  "Common Share" shall mean (except where the context otherwise indicates) a Common Share, $0.001 par value, of the Company as constituted on the date hereof, and any capital stock into which such Common Share may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of Common Shares upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of capital stock of the Company and which is not subject to redemption and (ii) capital stock of any successor or acquiring corporation received by or distributed to the holders of Common Shares of the Company in the circumstances contemplated by Section 4.5.

                  "Contingent Shares" shall mean Common Shares to be issued upon the exercise of any right to purchase Common Shares pursuant to the Contingent Warrant Agreement.

                  "Contingent Warrant Agreement" shall mean the Contingent Warrant Agreement, dated as of September 30, 1999, between the Company and General Electric Company.

                  "Conversion Shares" shall mean the Common Shares issued or issuable upon the conversion of the Series A Shares.

                  "Convertible Securities" shall mean warrants, evidences of indebtedness, shares of capital stock or other securities that are exercisable for, convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Common Shares, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any Common Share on any date herein specified, if there shall then be a public market for the Common Shares, the average of the daily market prices for 20 consecutive Business Days immediately preceding such date or, if there is no such public market, the Appraised Value per Common Share. The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or NASDAQ-NMS on which such Common Shares are then listed or admitted to trading, or (ii) if no sale takes place on such day on any such exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange or NASDAQ-NMS, or (iii) if the Common Shares are not then listed or admitted to trading on any stock exchange or NASDAQ-NMS, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the NASDAQ or the National Quotation Bureau, Inc., or
(iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

                  "Current Warrant Price" shall mean the Initial Warrant Price, as adjusted from time to time in the case of share dividends, subdivisions and combinations as set forth in Section 4.1 hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

                  "Expiration Date" shall mean ______________, 200__.

                  "Fully Diluted Basis" means, with respect to any determination or calculation, that such determination or calculation is performed on a fully diluted basis (assuming the issuance of all Common Shares issuable under any then outstanding options, warrants or convertible securities of any kind) determined in accordance with GAAP for purposes of determining book value or net income per share.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "GE" shall mean General Electric Company, a New York corporation.

                  "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

                  "Initial Warrant Price" shall mean the Initial Warrant Price per Common Share set forth on the first page hereof.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of Common Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

                  "NASDAQ-NMS" shall mean the NASDAQ National Market System.

                  "New Securities" shall have the meaning set forth in Section 4.3(a).

                  "New Securities Warrant" shall have the meaning set forth in
Section 4.3(a).

                  "Other Property" shall have the meaning set forth in Section 4.5.

                  "Permitted Issuances" shall mean (a) the issuance or conversion of options issued to employees pursuant to any stock option plan or employee incentive plan approved by the Company's board of directors, (b) the issuance of Warrant Shares, Contingent Shares or Conversion Shares and (c) the issuance of Common Shares to satisfy obligations in respect of acquisitions of securities or assets of any Person, provided that (i) such contracts were entered into prior to September 30, 1999, and (ii) the number of Common Shares subject to this Subparagraph (c) shall not exceed 110,000 in the aggregate.

                  "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Registration Statement" shall have the meaning set forth in
Section 9.4.

                  "Restricted Common Shares" shall mean Common Shares that are, or upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Series A Shares" shall mean shares of Series A Convertible Preferred Stock, par value $.001, of the Company.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, association or other business entity in respect of which that Person owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof, whether directly or indirectly through one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Share or of any interest in either thereof that would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in
Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Common Shares for which they may be exercised.

                  "Warrant Price" shall mean an amount equal to (i) the number of Common Shares being purchased upon exercise of this Warrant pursuant to
Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

                  "Warrant Shares" shall have the meaning set forth in the introductory paragraph on the first page hereof.

2.       EXERCISE OF WARRANT

                  2.1. MANNER OF EXERCISE. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), Holder may exercise this Warrant, on any Business Day, for all or any part of the Warrant Shares. In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 32000 Aurora Road, Solon, Ohio 44139, or at the office or agency designated by the Company pursuant to Section 12: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of Common Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full Common Shares issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The share certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or other payment as provided below and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price shall be made at the option of Holder by (i) certified or official bank check, and/or (ii) Holder's surrender to the Company of that number of Warrant Shares (or the right to receive such number of shares) or Common Shares having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered), or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder or by Holder's attorney duly authorized in writing.

                  2.2. PAYMENT OF TAXES. All Common Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any share certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

                  2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional Common Share upon exercise of any Warrant. If any fraction of a share would, but for this Section, be issuable upon exercise of this Warrant, in lieu of such fractional share, the Company may, at its option, pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per Common Share on the date of exercise or, if there is no Current Market Price on such date, the Current Warrant Price per Common Share, adjusted to reflect equitably share dividends, subdivisions and combinations after the date hereof.

                  2.4. CONTINUED VALIDITY. A holder of Common Shares issued upon the exercise of this Warrant, in whole or in part (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as Holder under Sections 9, 10 and 15 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Common Shares issued upon such exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; PROVIDED, HOWEVER, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. TRANSFER. Subject to compliance with Section 9 hereof, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of Common Shares without having a new Warrant issued.

                  3.2. DIVISION AND COMBINATION. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of Common Shares for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below in accordance with Section 5.1.

                  4.1. SHARE DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                  (a) take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Common Shares,

                  (b) subdivide its outstanding Common Shares into a larger number of Common Shares, or

                  (c) combine its outstanding Common Shares into a smaller number of Common Shares, then (i) the number of Common Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares that a record holder of the same number of Common Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of Common Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after the adjustment.

                  4.2 CERTAIN OTHER DISTRIBUTIONS AND ADJUSTMENTS. (a) If at any time the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive any dividend or other distribution of:

                  (i)  cash,

                  (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Common Shares), then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised this Warrant.

                  (b) A reclassification of the Common Shares (other than a change in par value, or from par value to no par value or from no par value to par value) into Common Shares and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Shares of such shares of such other class of stock within the meaning of paragraph (a) above and, if the outstanding Common Shares shall be changed into a larger or smaller number of Common Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Common Shares within the meaning of Section 4.1.

                  4.3.[INTENTIONALLY OMITTED]

                  4.4. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of Common Shares for which this Warrant is exercisable and to the Current Warrant Price provided for in Section 4:

                  (a) FRACTIONAL INTERESTS. In computing adjustments under this
Section 4, fractional interests in Common Shares shall be taken into account to the nearest 1/1000th of a share.

                  (b) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (c) ESCROW OF WARRANT SHARES. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Shares, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Common Shares issuable upon exercise by reason of such adjustment shall be deemed the last Common Shares for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Company and escrowed property returned to the Company.

                  4.5. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Shares), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, Common Shares of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of Common Shares of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of Common Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.6. OTHER ACTION AFFECTING COMMON SHARES. In case at any time or from time to time the Company shall take any action in respect of its Common Shares, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of Holders, the number of Common Shares or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. NOTICE OF ADJUSTMENTS. Not less than 10 nor more than 30 days prior to the record date or effective date, as the case may be, of any action that requires or might require an adjustment or readjustment pursuant to
Section 4, the Company shall forthwith prepare and deliver to each Holder a signed copy of a certificate executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of Common Shares for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.5 or 4.6) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2. NOTICE OF CORPORATE ACTION. If at any time

                  (a) the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, person or entity, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and
(ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

6.       NO IMPAIRMENT

                  The Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the Common Shares issuable upon exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7.       RESERVATION AND AUTHORIZATION OF COMMON SHARES;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Common Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Common Shares that shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

                  Before taking any action that would result in an adjustment in the number of Common Shares for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  If any Common Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law (otherwise than as provided in Section 9) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or such approval to be obtained or filing made.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

 9.      RESTRICTIONS ON TRANSFERABILITY; REGISTRATIONS

                  The Warrants and the Warrant Shares shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Share. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. RESTRICTIVE LEGEND. (a) Except as otherwise provided in this Section 9, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended,
               and may not be transferred in violation of such Act
                    or the rules and regulations thereunder."

                  (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "This warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant."

                  9.2. NOTICE OF PROPOSED TRANSFERS; REQUESTS FOR REGISTRATION. Prior to any Transfer of any Warrant or any Restricted Common Share, the holder of such Warrant or Restricted Common Share shall give written notice (a "Transfer Notice") to the Company of such Transfer. Each certificate, if any, evidencing such Restricted Common Share issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder that is reasonably acceptable to the Company such legend is not required in order to ensure compliance with the Securities Act.

                  9.3. REGISTRATION. Each holder of Warrant Shares has certain registration rights under the Registration Rights Agreement dated September 30, 1999, between the Company and General Electric Company, as amended from time to time. Any Holder may obtain a copy of such agreement by notice to the Company.

10.      SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Shares.

11.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

13.      FINANCIAL AND BUSINESS INFORMATION

                  13.1. QUARTERLY INFORMATION. The Company will deliver to each Holder, as soon as practicable after the end of each of the first three quarters of the Company, and in any event within 45 days thereafter, one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the close of such quarter, and the related unaudited consolidated statements of income and cash flows of the Company for such quarter and, in the case of the second and third quarters, for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year. Such financial statements shall be prepared by the Company in accordance with GAAP (without period-end adjustments or footnotes) and accompanied by the certification of the Company's chief executive officer or chief financial officer that such financial statements are complete and correct and present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries as at the end of such quarter and for such year-to-date period, as the case may be.

                  13.2. ANNUAL INFORMATION. The Company will deliver to each Holder as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, one copy of:

                  (a) an audited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and

                  (b) audited consolidated statements of income and cash flows of the Company and its subsidiaries for such year;

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other firm of independent certified public accountants of recognized national standing selected by the Company and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 4 during such year.

                  13.3. FILINGS. The Company will file with the Commission all regular or periodic reports required pursuant to the Exchange Act and will deliver to Holder promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its shareholders generally, and of each regular or periodic report (pursuant to the Exchange
Act), filed by the Company with (i) the Commission or (ii) any securities exchange on which Common Shares are listed.

14.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase Common Shares, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Share or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

15.      MISCELLANEOUS

                  15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in enforcing any of its rights, powers or remedies hereunder.

                  15.2. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b) If to the Company at

                      Advanced Lighting Technologies, Inc.
                      32000 Aurora Road
                      Solon, Ohio 44139
                      Attention: President
                      Telecopy Number: (440)519-0503


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, one Business Day after the same shall have been delivered to a nationally recognized courier service, or three Business Days after the same shall have been deposited, postage prepaid, in the United States mail. Failure or delay in receipt of copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  15.3. REMEDIES. Each holder of a Warrant or a Warrant Share, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  15.4. SUCCESSORS AND ASSIGN. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Shares, and shall be enforceable by any such Holder or holder of Warrant Shares.

                  15.5. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Majority Holders; provided that no such Warrant may be modified or amended to reduce the number of Common Shares for which such Warrant is exercisable or to increase the price at which such Common Shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of each Holder.

                  15.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  15.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  15.8. GOVERNING LAW. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.



Dated:  ______________, 200___

                                           ADVANCED LIGHTING TECHNOLOGIES, INC.


                                           By:_________________________________
                                              Name:
                                              Title:




Attest:


By:__________________________________
    Name:
    Title:

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ Common Shares of ADVANCED LIGHTING TECHNOLOGIES, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Common Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________________ whose address is
____________________________ and, if such Common Shares shall not include all of the Common Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Common Shares issuable hereunder be delivered to the undersigned.


                                        ________________________________________
                                        (Name of Registered Owner)

                                        ________________________________________
                                        (Signature of Registered Owner)

                                        ________________________________________
                                        (Street Address)

                                        ________________________________________
                                        (City)      (State)          (Zip Code)




NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within warrant in every particular, without alteration or enlargement or any change whatsoever.

                                             EXHIBIT B

                                        ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Common Shares set forth below:

Name and Address of Assignee                               No. of Common Shares
----------------------------                               --------------------








and does hereby irrevocably constitute and appoint _____________________________ attorney-in-fact to register such transfer on the books of ADVANCED LIGHTING TECHNOLOGIES, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:______________________                   Print Name:______________________

                                               Signature:_______________________

                                               Witness:_________________________





NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                EXHIBIT 2.2(f)(i)
                                -----------------

                         INDEPENDENT ACCOUNTANTS' REPORT
                       ON APPLYING AGREED-UPON PROCEDURES



To the Management of
         Advanced Lighting Technologies, Inc.


We have performed the procedures enumerated below, which were agreed to by the Management of Advanced Lighting Technologies, Inc., solely to assist you in evaluating the accompanying EBITDA Coverage Ratio Calculation Schedule defined in accordance with Section 2.2 of the Contingent Warrant Agreement dated _________________ (prepared in accordance with the criteria specified therein) for the quarter ended ______________________. This agreed-upon procedures engagement was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the specified users of the report.

Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

(This paragraph will enumerate yet to be defined procedures followed and the associated findings.)

We were not engaged to, and did not, perform an examination, the objective of which would be the expression of an opinion on the accompanying Schedule. Accordingly, we do not express any such opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the use of Management of Advanced Lighting Technologies, Inc., and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.




(Date)

                      ADVANCED LIGHTING TECHNOLOGIES, INC.

    AGREED-UPON PROCEDURES RELATED TO FINANCIAL COVENANT IN GENERAL ELECTRIC
                          CONTINGENT WARRANT AGREEMENT


1. We compared the consolidated net income (loss), depreciation, amortization, provision for income taxes, interest expense and extraordinary gains and losses in the EBITDA Coverage Ratio schedule with the corresponding dollar amount included in the Company's unaudited condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q and found the amounts to be in agreement.

2. We compared the dollar amounts in the EBITDA Coverage Ratio schedule not directly derived from the unaudited financial statements to the corresponding dollar amounts derived from the Company's accounting records and found them to be in agreement.

3. We proved the arithmetical accuracy of EBITDA, as defined, and Interest Expense, as defined, and found the amounts to be in agreement with the amounts in the EBITDA Coverage Ratio schedule.

4. We recalculated the EBITDA Coverage Ratio and Average EBITDA Coverage Ratio for the respective Determination Period and found the amounts calculated to be in agreement with the amounts in the EBITDA Coverage Ratio schedule.

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                         EBITDA Coverage Ratio Schedule
      Section 2.2 of Contingent Warrant Agreement dated September 30, 1999
                          (Dollar amounts in thousands)

                                                                                             Most Recent
                                                                                             Two Consecutive
                                                           Quarter Ended                     Fiscal Quarters
                                            Sept. 30, 1999             Dec. 31, 1999         Combined
                                            --------------             -------------         ------------------

EBITDA COVERAGE RATIO

EBITDA, as defined
Consolidated Net Income (Loss)
Plus:
     Depreciation
     Amortization
     Interest Expense
     Provision for Income Taxes             ___________                ____________          ____________

Less:
     Extraordinary Gains
     Gains from Sale of Assets              ___________                ____________          ____________

Plus:
     Extraordinary Losses
     Losses from Sale of Assets             ___________                ____________          ____________

                  EBITDA, as defined
                                            ===========                ============          ============

Interest Expense, as defined
     Interest Expense

Less:
     Interest Income
     Deferred Financing Cost (a)            ___________                ____________          ____________

         Interest Expense, as defined
                                            ===========                ============          ============

EBITDA Coverage Ratio
     EBITDA Coverage Ratio for Determination Period
     Average EBITDA Coverage Ratio for Determination Period

Required EBITDA Coverage Ratio                                                               2:1

EBITDA Coverage Ratio Met?

(a) Not to exceed $125 per quarter

Confidential - For Internal Use Only

                               EXHIBIT 2.2(f)(ii)


                   SPECIAL LETTER TO GENERAL ELECTRIC COMPANY



Board of Directors
Advanced Lighting Technologies, Inc.


We have audited, in accordance with generally accepted auditing standards, the consolidated balance sheet of Advanced Lighting Technologies, Inc. and Subsidiaries (the "Company") as of June 30, 2000, and the related consolidated statement of earnings, retained earnings, and cash flows for the year then ended, and have issued our report thereon dated __________________.

In connection with our audit, nothing came to our attention that caused us to believe that the Company had failed to comply with the terms of Section 2.2 (EBITDA Coverage Ratio) of the Contingent Warrant Agreement dated _____________. However, it should be noted that our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended solely for the information and use by the Company and The General Electric Company and should not be used for any other purpose.



(DATE)

                                                                         ANNEX C
                                                                         -------




AMENDMENT TO SECOND AMENDED AND RESTATED ARTICLES OF INCORPORTION TO TERMINATE APPLICATION OF THE OHIO CONTROL SHARE ACQUISITION ACT WITH RESPECT TO THE COMPANY

         RESOLVED, that, pursuant to Section 1701.71(A) of the Ohio Revised Code (the "Corporation") effective on the date of filing of a certified copy of this resolution with the Secretary of State of the State of Ohio, the Second Amended and Restated Articles of Incorporation, as amended, of the Corporation are hereby amended to add the following new Article TWELFTH:


         "TWELFTH: Section 1701.831 of the Ohio Revised Code shall not apply to control share acquisitions of shares of the Corporation."

Such amendment shall, and does hereby, amend such Second Amended and Restated Articles of Incorporation effective on such date.

                                                                         ANNEX D

                                          AS AMENDED AND RESTATED APRIL 21, 1998

                              AMENDED AND RESTATED
                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                            1998 INCENTIVE AWARD PLAN

                  SECTION 1. PURPOSE.

         The purposes of this Amended and Restated Advanced Lighting Technologies, Inc. 1998 Incentive Award Plan (the "Plan") are to encourage selected employees, advisors, consultants, and directors of Advanced Lighting Technologies, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. The Plan will be submitted for approval by the shareholders of the Company at the next annual shareholders' meeting.

                  SECTION 2. DEFINITIONS.

As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

         (b) " 'A' Option" shall mean an "A" Option granted under Section 6(a) of the Plan.

         (c) "Award" shall mean any "A" Option or "B" Option granted under the Plan.

         (d) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

         (e) " 'B' Option" shall mean a "B" Option granted under Section 6(a) of the Plan.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (g) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three (3) directors.

         (h) "Employee" shall mean any employee of the Company or of any Affiliate.

         (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

         (j)      "Incentive Stock Option" shall mean an option granted under
                  Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

         (k) "Non-Employee Participant" shall mean any advisor, consultant or director of the Company or any Affiliate designated to be granted an Award (other than an Incentive Stock Option) under the Plan and eligible to be a Participant under Section 5 of the Plan.

         (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

         (m)      "Option" shall mean an "A" Option or a "B" Option.

         (n) "Participant" shall mean any Employee or Non-Employee Participant designated to be granted an Award under the Plan.

         (o) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or governmental or political subdivision thereof.

         (p) "Section 16" shall mean Section 16 of the Securities Exchange Act of 1934, as amended.

         (q) "Shares" shall mean the shares of Common Stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

                  SECTION 3. ADMINISTRATION.

         The Plan shall be administered solely by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other

Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholders, and any employee of the Company or of any Affiliate.

                  SECTION 4. SHARES AVAILABLE FOR AWARDS.

                  (a) SHARES AVAILABLE. Subject to adjustment as provided in
         Section 4(b):

                           (i) CALCULATION OF NUMBER OF SHARES AVAILABLE. The
number of Shares available for granting Awards under the Plan shall be 1,500,000 Shares, subject to adjustment as provided in Section 4(b). Further if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such

Award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

                           (ii) ACCOUNTING FOR AWARDS. For purposes of this
Section 4, the number of Shares covered by an Award shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or any Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall not, except in the case of Awards granted to Participants who are officers or directors of the Company for purposes of
Section 16, be counted against the Shares available for granting Awards under the Plan.

                           (iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any
Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

                  (b) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property) recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

                  SECTION 5. ELIGIBILITY.

                  Any Employee, advisor, consultant or director of the Company or of any Affiliate, shall be eligible to be designated a Participant; provided however, no officer or director of the Company shall be eligible to be designated a Participant unless the shareholders of the Company shall have approved the Plan in accordance with the Company's Regulations.

                  SECTION 6. AWARDS.

                  (a) OPTIONS. The Committee is hereby authorized to grant "A" Options and "B" Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

                           (i) EXERCISE PRICE FOR "A" OPTIONS. The purchase
                  price per Share purchasable under an "A" Option shall be the Fair Market Value per Share on the date of grant of such "A" Options.

                           (ii) EXERCISE PRICE FOR "B" OPTIONS. The purchase
                  price per Share purchasable under a "B" Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such "B" Option (or, if the Committee so determines, in the case of any "B" Option retroactively granted in tandem with or in substitution for another Award, on the date of grant of such Award).

                           (iii) OPTION TERM. The term of each Option shall be
                  fixed by the Committee.

                           (iv) TIME AND METHOD OF EXERCISE. The Committee shall
                  determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made; provided, however, that no Option may be exercised prior to six months after its date of grant.

                           (v) INCENTIVE STOCK OPTIONS. The terms of any
                  Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provisions thereto, and any regulations promulgated thereunder. An Incentive Stock Option may be granted only to an Employee and no Incentive Stock Option may be granted to any owner of ten percent or more of the total combined voting power of the

Company and its Affiliates. The aggregate Fair Market Value, determined as of the date of the Award, of Shares subject to an Incentive Stock Option which are exercisable for the first by an Employee during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

                  (b)      GENERAL.

                           (i) CONSIDERATION FOR AWARDS. Awards may be granted
for no cash consideration or such cash consideration as may be required by applicable law. Awards also may be granted for cash or such other consideration as the Committee may deem appropriate.

                           (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER.
Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

                           (iii) LIMITS ON TRANSFER OF AWARDS. No Award and no
right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award, and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                           (iv) TERM OF AWARDS. The term of each Award shall be
                  for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

                           (v) SECTION 16 SIX MONTH LIMITATIONS. If necessary to
                  comply with Section 16 and its rules only, any equity security issued pursuant to the Plan may not be sold for at least six months after acquisition and any derivative security issued pursuant to the Plan will not be exercisable for six months from its date of grant. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Section 16 and the rules promulgated thereunder.

                           (vi) SHARE CERTIFICATES. All certificates for Shares
                  or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or over the counter market upon which such Shares or other securities are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificates to make appropriate reference to such restrictions.

                  SECTION 7. AMENDMENT AND TERMINATION.

                  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

                  (a) AMENDMENTS TO THE PLAN. Subject to the last sentence of this Section 7(a), the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, without the consent of any shareholders, Participant, other holder or beneficiary of an Award, or other person; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made, without the approval of the shareholders of the Company within twelve
         (12) months from the date thereof, that would:

                           (i) increase the total number of Shares available for
                  Awards under the Plan, except as provided in Section 4 hereof; or

                           (ii) permit Options to be granted with per Share
                  grant, purchase, or exercise prices of less than the Fair Market Value of a Share on the date of grant thereof, except to the extent permitted under Section 6(a) hereof.

         No amendment, alteration, suspension, discontinuation or termination shall in any manner adversely affect any outstanding Option without the prior written consent of the Participant holding the Option.

                  (b) AMENDMENTS TO AWARDS. Unless otherwise provided in the Award Agreement, the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award.

                  (c) ADJUSTMENTS OF AWARDS UPON CERTAIN ACQUISITIONS. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

                  (d) ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or the changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

                  (e) CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

                  SECTION 8. GENERAL PROVISIONS.

                  (a) NO RIGHTS TO AWARDS. No Employee, Non-Employee Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Non-Employee Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

                  (b) DELEGATION. The Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by, Salaried Employees who are not officers or directors of the Company, for purposes of Section 16.

                  (c) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

                  (d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (f) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Ohio and applicable federal law.

                  (g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provisions shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                  (h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of an unsecured general creditor of the Company or any Affiliate.

                  (i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  (j) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  SECTION 9. EFFECTIVE DATE OF THE PLAN.

         The Plan shall be effective as of the later of (a) the effective date of its approval by the Board of Directors of the Company or (b) January 2, 1998.

                  SECTION 10. TERM OF THE PLAN.

         No Award shall be granted under the Plan after January 2, 2008. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

       "A" OPTION GRANT, INTENDED TO QUALIFY AS AN INCENTIVE STOCK OPTION

Date of Grant:  _______________, 199_.

         THIS "A" OPTION GRANT is delivered by Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company") to ______________________________ (the
"Grantee"), who is an employee of the Company or one of its Affiliates (the Grantee's employer is referred to herein as the "Employer").

         WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Amended and Restated Advanced Lighting Technologies, Inc. 1998 Incentive Award Plan (the "Plan") with an effective date of January ____, 1998;

         WHEREAS, the Plan provides for the granting of Incentive Stock Options by a committee to be appointed by the Board (the "Committee") to eligible employees, advisors, consultants or directors of the Company or any Affiliate to purchase Common Stock, $.001 par value, of the Company (the "Stock"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of an Incentive Stock Option under the Plan, and has determined that it would be in the best interest of the Company to grant the Incentive Stock Option award herein as an "A" Option pursuant to the Plan.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       Grant of "A" Option.

         Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the date of grant noted above ("Date of Grant"), an "A" Option to purchase up to ____________________ (____) shares of Stock at a price of $________ per share, which the Committee has determined to be the Fair Market Value of the Stock as of the date hereof. The shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the " 'A' Option Shares." The "A" Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986), unless the Plan has not been approved by Company shareholders in accordance with such Section 422.

2.       Installment Exercise.

         Subject to such further limitations as are provided herein, the Grantee having the right hereunder to purchase from the Company the following number of "A" Option Shares upon exercise of the "A" Option, on and after the following dates, and so long as the Employer shall have attained the "A" Option Vesting Schedule Goals established by the Committee with respect to the relevant calendar years noted below:

         (a) on and after ______________, ____, up to 25% of the total number of "A" Option Shares if the Employer has attained its Goal during the prior calendar year;

         (b) on and after ______________, ____, up to an additional 35% of the total number of "A" Option Shares if the Employer has attained its Goal during the prior calendar year;

         (c) on and after ______________, ____, up to an additional 40% of the total number of "A" Option Shares if the Employer has attained its Goal during the prior calendar year;

         (d) Should any of the Goals not be attained by the Employer during any fiscal year, then any unearned "A" Options may become exercisable on and after ______________, ____, so long as the Employer has attained its Goal during the prior calendar year;

         (e) Any unearned "A" Options remaining after the fifth anniversary of the Date of Grant shall become immediately exercisable if the Grantee has been continuously employed by the Employer, the Company and/or any affiliate of the Company from the Date of Grant through such date;

         (f) The Committee reserves the right to revise the Goals at any time.

3.       Termination of "A" Option.

         (a) The "A" Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten years from the Date of Grant (the "Option Term").

         (b) Upon a termination of the Grantee's employment for any reason (other than by retirement, disability or death), the "A" Option may be exercised for sixty (60) days thereafter, but only to the extent that the "A" Option was outstanding and exercisable on the date of termination of the Grantee's employment. Upon a termination of the Grantee's employment by reason of retirement, disability or death, the "A" Option may be exercised during the following periods, but only to the extent that the "A" Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of the Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

         (c) A transfer of the Grantee's employment between the Company and any Affiliate, or between any Affiliates of the Company, shall not be deemed to be a termination of the Grantee's employment.

         (d) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting the Company or Affiliate, (ii) breach any covenant not to compete, or employment contract, with the Company or Affiliate, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any Affiliate), any unexercised portion of the "A" Option shall immediately terminate and be void.

4.       Procedure to Exercise  "A" Options.

         (a) The Grantee may exercise the "A" Option with respect to all or any part of the number of "A" Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of "A" Option Shares as to which the "A" Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

         (b) Full payment (in U.S. dollars) by the Grantee of the option price for the "A" Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

         (c) On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the "A" Option Shares then being purchased (out of theretofore unissued Stock or Treasury Stock, as the Company may elect) upon full payment for such "A" Option Shares. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the "A" Option or the "A" Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the "A" Option or the issuance or purchase of Stock thereunder, the "A" Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (d) If the Grantee fails to pay for any of the "A" Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such "A" Option Shares may be terminated by the Company. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the "A" Option, provided that payment in full for the "A" Option Shares to be purchased upon such exercise shall have been received by such date.

5.       No Rights of Shareholders.

         Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the "A" Option, in whole or in part, prior to the date of exercise of the "A" Option.

6.       Non-Transferability of Option.

         During the Grantee's lifetime, the "A" Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the "A" Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the "A" Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to assign, alienate, sell, pledge, hypothecate or otherwise dispose of the "A" Option, except as provided for herein, or (b) the levy of any installment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the "A" Option by notice to the Grantee and it shall thereupon become null and void.

7.       Employment Not Affected.

         Neither the granting of the "A" Option nor its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment of the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantee's employment with it at any time (whether specifically reserved by the Company, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by the Grantee.

8. Amendment of "A" Option.

         The "A" Option may be amended by the Committee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the "A" Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

9.       Notice.

         Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 2307 East Aurora Road, Suite 1, Twinsburg, Ohio 44087, or such other address as the Company shall specify by written notice to the Grantee, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

10.      Incorporation of Plan by Reference.

         The "A" Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the "A" Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

11.      Governing Law.

         The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Ohio, except to the extent preempted by federal law, which shall to the extent govern.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this grant of an "A" Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                    ADVANCED LIGHTING TECHNOLOGIES, INC.

                                    By:_______________________________

                                    ACCEPTED AND AGREED TO:

                                    By:_______________________________
                                                       Grantee

       "B" OPTION GRANT, INTENDED TO QUALIFY AS AN INCENTIVE STOCK OPTION

Date of Grant:   ____________, 199__.

         THIS "B" OPTION GRANT is delivered by Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company") to ______________________________ (the
"Grantee"), who is an employee of the Company or one of its Affiliates (the Grantee's employer is referred to herein as the "Employer").

         WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Amended and Restated Advanced Lighting Technologies, Inc. 1998 Incentive Award Plan (the "Plan") with an effective date of January _______, 1998;

         WHEREAS, the Plan provides for the granting of Incentive Stock Options by a committee to be appointed by the Board (the "Committee") to eligible employees, advisors, consultants or directors of the Company or any Affiliate to purchase Common Stock of the Company (the "Stock"), in accordance with the terms and provisions thereof; and

         WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of an Incentive Stock Option under the Plan, and has determined that it would be in the best interest of the Company to grant the Incentive Stock Option award herein as an "B" Option pursuant to the Plan.

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

5.       Grant of "B" Option.

         Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the date of grant noted above ("Date of Grant"), a "B" Option to purchase up to ____________________ (____) shares of Stock at a price of $__________ per share, which the Committee has determined to be the Fair Market Value of the Stock as of the date hereof. The shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the " 'B' Option Shares." The "B" Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986), unless the Plan has not been approved by Company shareholders in accordance with such Section 422.

6.                Installment Exercise.

         Subject to such further limitations as are provided herein, the Grantee having the right hereunder to purchase from the Company the following number of "B" Option Shares upon exercise of the "B" Option, on and after the following dates:

         (a) on and after the first anniversary of the Date of Grant, 25% of the total number of "B" Option Shares;

         (b) on and after the second anniversary of the Date of Grant, an additional 35% of the total number of "B" Option Shares; and

         (c) on and after the third anniversary of the Date of Grant, an additional 40% of the total number of "B" Option Shares.

7.       Termination of "B" Option.

         (a) The "B" Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten years from the Date of Grant (the "Option Term").

         (b) Upon a termination of the Grantee's employment for any reason (other than by retirement, disability or death), the "B" Option may be exercised for 60 days thereafter, but only to the extent that the "B" Option was outstanding and exercisable on the date of termination of the Grantee's employment. Upon a termination of the Grantee's employment by reason of retirement, disability or death, the "B" Option may be exercised during the following periods, but only to the extent that the "B" Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of the Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

         (c) A transfer of the Grantee's employment between the Company and any Affiliate, or between any Affiliates of the Company, shall not be deemed to be a termination of the Grantee's employment. The term "Employer" shall thereafter mean the Affiliate for which the Grantee is then employed.

         (d) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting the Company or Affiliate, (ii) breach any covenant not to compete, or employment contract, with the Company or Affiliate, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any Affiliate), any unexercised portion of the "B" Option shall immediately terminate and be void.

                                   ANNEX D
                                   -------


8. Procedure to Exercise "B" Options.

         (a) The Grantee may exercise the "B" Option with respect to all or any part of the number of "B" Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of "B" Option Shares as to which the "B" Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

         (b) Full payment (in U.S. dollars) by the Grantee of the option price for the "B" Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

         (c) On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the "B" Option Shares then being purchased (out of theretofore unissued Stock or Treasury Stock, as the Company may elect) upon full payment for such "B" Option Shares. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the "B" Option or the "B" Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the "B" Option or the issuance or purchase of Stock thereunder, the "B" Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         (d) If the Grantee fails to pay for any of the "B" Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such "B" Option Shares may be terminated by the Company. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the "B" Option, provided that payment in full for the "B" Option Shares to be purchased upon such exercise shall have been received by such date.

9.       No Rights of Shareholders.

         Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the "B" Option, in whole or in part, prior to the date of exercise of the "B" Option.

10.      Non-Transferability of Option.

         During the Grantee's lifetime, the "B" Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the "B" Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the "B" Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to assign, alienate, sell, pledge, hypothecate or otherwise dispose of the "B" Option, except as provided for herein, or (b) the levy of any installment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the "B" Option by notice to the Grantee and it shall thereupon become null and void.

11.      Employment Not Affected.

         Neither the granting of the "B" Option nor its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment of the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantee's employment with it at any time (whether specifically reserved by the Company, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by the Grantee.

12.      Amendment of "B" Option.

         The "B" Option may be amended by the Committee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the "B" Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

13.      Notice.

         Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 2307 East Aurora Road, Suite 1, Twinsburg, Ohio 44087, or such other address as the Company shall specify by written notice to the Grantee, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

14.      Incorporation of Plan by Reference.

         The "B" Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the "B" Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

15.      Governing Law.

         The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Ohio, except to the extent preempted by federal law, which shall to the extent govern.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this grant of an "B" Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                   ADVANCED LIGHTING TECHNOLOGIES, INC.

                                   By:_______________________________

                                   ACCEPTED AND AGREED TO:

                                   By:_______________________________
                                                  Grantee

                                                                         ANNEX E
                                                                         -------




AMENDMENT TO THE AMENDED AND RESTATED ADVANCED LIGHTING TECHNOLOGIES, INC. 1998 INCENTIVE AWARD PLAN

         RESOLVED, that the following amendment to the Amended and Restated Advanced Lighting Technologies, Inc. 1998 Incentive Award Plan is hereby approved and ratified:


         Section 4(a)(i) of the Amended and Restated Advanced Lighting Technologies, Inc. 1998 Incentive Award Plan is amended to replace the phrase "1,500,000 Shares" with the phrase "2,250,000 Shares." The Amended and Restated Advanced Lighting Technologies, Inc. 1998 Incentive Award Plan shall otherwise remain in full force and effect.


Such amendment shall, and does hereby, amend such Amended and Restated Advanced Lighting Technologies, Inc. 1998 Incentive Award Plan effective on the date of the adoption of this resolution by the shareholders of Advanced Lighting Technologies, Inc.

                              PRELIMINARY COPIES

                     ADVANCED LIGHTING TECHNOLOGIES, INC.
                              32000 Aurora Road
                              Solon, Ohio  44139


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



        The undersigned hereby appoints Wayne R. Hellman and Louis S. Fisi as Proxies, each with the power to appoint his substitute, and hereby authorizes them to vote as designated on the reverse, all the shares of Common Stock Advanced Lighting Technologies, Inc. held of record by the undersigned on December 30, 1999, at the annual meeting of shareholders to be held on Thursday, February 17, 2000 at 10:00 am (EST) at KSK Color Lab (Conference Room), 32300 Aurora Rd., Solon, Ohio, 44139 or any adjournment thereof.


        PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND, IN THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3,
4 AND 5.


                        (TO BE SIGNED ON REVERSE SIDE)

                       Please date, sign and mail your
                     proxy card back as soon as possible!


                        Annual Meeting of Shareholders
                     ADVANCED LIGHTING TECHNOLOGIES, INC.


                               February 17, 2000





               Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A [ X ]  Please mark your
         votes as in the
         example.


                  FOR all nominees               WITHHOLD
                   listed at right               AUTHORITY
                 (except as marked to        to vote for all
                 the contrary below)      nominees listed at right

1.  Election of         [  ]                       [  ]                NOMINEES:
    Directors:                                                              Susumu Harada
                                                                            John R. Buerkle
                                                                            A Gordon Tunstall

       (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
           NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE
                               LIST AT RIGHT.)



2. TO APPROVE ISSUANCE OF CERTAIN SHARES WHICH MAY BE ISSUED TO THE GENERAL ELECTRIC COMPANY ("GE") IN THE FUTURE UNDER CIRCUMSTANCES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THE ISSUANCE OF SUCH SHARES TO GE COULD RESULT IN GE HAVING A MAJORITY OF THE VOTING POWER OF THE COMPANY.
        FOR [ ]       AGAINST [ ]       ABSTAIN  [ ]

3.  TO APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
    ARTICLES OF INCORPORATION TO "OPT OUT" OF THE APPLICATION OF
    OHIO CONTROL SHARE ACQUISITION ACT TO ACQUISITIONS OF COMPANY
    EQUITY SECURITIES.
        FOR [ ]       AGAINST [ ]       ABSTAIN  [ ]

4. TO APPROVE AN AMENDMENT TO THE COMPANY'S 1998 INCENTIVE AWARD PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT FROM 1,500,000 TO 2,250,000.
        FOR [ ]       AGAINST [ ]       ABSTAIN  [ ]


5. TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY.
        FOR [ ]       AGAINST [ ]       ABSTAIN  [ ]


PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.



Signature___________________________________ Signature, if held jointly__________________________DATE______________________, 2000


NOTE:  Please sign exactly as names appear hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized officer.
